SRI Receivables Master Trust
                               G-1
                                              Series 1999-1 Supplement
                                                     Exhibit 4.20

                                                   CONFORMED COPY
                    (including amendments as of December 9, 1999)


               SRI RECEIVABLES PURCHASE CO., INC.
                           Transferor

                    SPECIALTY RETAILERS, INC.
                            Servicer

                               and

                    BANKERS TRUST (DELAWARE)
                             Trustee
on behalf of the Series 1999-1 Certificateholders and the Insurer



                    SERIES 1999-1 SUPPLEMENT

                  Dated as of November 9, 1999
                               to
                   SECOND AMENDED AND RESTATED
                 POOLING AND SERVICING AGREEMENT

                  Dated as of November 1, 1999



               Class A Certificates, Series 1999-1

               Class B Certificates, Series 1999-1

                    $28,000,000 Floating Rate
               Class C Certificates, Series 1999-1

                    $18,375,000 Floating Rate
               Class D Certificates, Series 1999-1

                           $20,125,000
               Class E Certificates, Series 1999-1

                  SRI RECEIVABLES MASTER TRUST


                       TABLE OF CONTENTS

                                                             Page

SECTION 1.                                            Designation      1
SECTION 2.                                            Definitions      2
SECTION 3.                                     Reassignment Terms     31
SECTION 4.Delivery and Payment for the Series 1999-1 Certificates     32
SECTION 5.         Form of Delivery of Series 1999-1 Certificates     32
SECTION 6.                                Article IV of Agreement     35

          ARTICLE IVRIGHTS OF CERTIFICATEHOLDERS ANDALLOCATION
          AND APPLICATION OF COLLECTIONS

Section 4.4                          Rights of Certificateholders     35
Section 4.5                            Collections and Allocation     36
Section 4.6                     Determination of Monthly Interest     36
Section 4.7                    Determination of Principal Amounts     38
Section 4.8    Application of Funds on Deposit in the Collection
               Account for the Certificates                           40
Section 4.9                     Determination of Required Amounts     47
Section 4.10   Daily Applications of Excess Finance Charge
               Collections and Series Transferor Finance
               Charge Collections.                                    48
Section 4.11   Investor Charge-Offs; Reallocation of Principal
               Collections                                            49
Section 4.12    Payment of Certificate Interest and Other Amounts     53
Section 4.13                     Payment of Certificate Principal     54
Section 4.14                         Shared Principal Collections     56
Section 4.15                    Allocation of Adjustment Payments     56
Section 4.16                                       Spread Account     57
Section 4.17                                      Reserve Account     59
Section 4.18                                 Accumulation Account     61
Section 4.19                                           Defeasance     61
SECTION 7.                             Article V of the Agreement     62

                           ARTICLE V    DISTRIBUTIONS AND REPORTS
TO INVESTOR CERTIFICATEHOLDERS

Section 5.1                                         Distributions     62
Section 5.2                         Certificateholders' Statement     63
SECTION 8.                           Series 1999-1 Pay Out Events     65
SECTION 9.                            Article VI of the Agreement     66
Section 6.15                          Additional Invested Amounts     66
SECTION 10. Series 1999-1 Termination                                 68
SECTION 11. Periodic Finance Charges and Other Fees                   68
SECTION 12. Legends; Transfer and Exchange; Restrictions on
            Transfer of Series
            1999-1 Certificates; Tax Treatment                        69
SECTION 13. Additional Series 1999-1 Provisions                       77
SECTION 14. Ratification of Agreement                                 82
SECTION 15. Counterparts                                              82
SECTION 16. GOVERNING LAW                                             82
SECTION 17. The Trustee                                               82
SECTION 18. Instructions in Writing                                   82
SECTION 19.  Provision of Information to Certificateholders           83
SECTION 20.  Limitation of Liability                                  83
SECTION 21.  Insurer as Third Party Beneficiary                       83
SECTION 22.  Certain Matters Relating to the Policy and the
             Insurer                                                  83




EXHIBITS

EXHIBIT A           Form of Class E Certificate
EXHIBIT B           Form of Monthly Class D Certificateholders'
                    Statement
EXHIBIT C           Form of Monthly Certificateholders' Statement
EXHIBIT D           Form of Confirmation
EXHIBIT E           Form of Transfer Request
EXHIBIT F           Form of Investment Letter
EXHIBIT G      Form of Receipt Letter

     This SERIES 1999-1 SUPPLEMENT, dated as of November 9, 1999 (this "Series Supplement"), by and among SRI RECEIVABLES PURCHASE CO., INC., a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"), SPECIALTY RETAILERS, INC., a corporation organized and existing under the laws of Texas, as Servicer (the "Servicer"), and BANKERS TRUST (DELAWARE), a banking corporation organized and existing under the laws of the State of Delaware, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee") under the Second Amended and Restated Pooling and Servicing Agreement dated as of November 1, 1999 (the "Agreement"), among the Transferor, the Servicer and the Trustee.

     Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, one or more Series of Certificates. This Series Supplement shall be a "Supplement" as defined in and for the purposes of the Agreement.

     Section  4.16  of  each of the Amended and  Restated  Series
1993-1 Supplement and the Amended and Restated Series 1995-1 Supplement, each dated as of May 30, 1996, to the Agreement permits the Servicer, upon instruction from Transferor, to cause the undivided interest in the Trust represented by the Trust's Series 1993-1 Certificates and Series 1995-1 Certificates to be conveyed to one or more Persons (who may be the holders of a new Series of Certificates issued by the Trust).

     Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof and cause the undivided interest in the Trust represented by the Trust's Series 1993-1 Certificates and Series 1995-1 Certificates to be conveyed to the holders of the Series 1999-1 Certificates issued pursuant to this Series Supplement.

     Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

     SECTION 1. Designation. There is hereby created a Series of Investor Certificates to be issued from time to time pursuant to the Agreement and this Series Supplement to be known generally as the "Series 1999-1 Certificates." The Series 1999-1 Certificates shall be issued in five Classes, which shall be designated generally as the Class A Certificates, Series 1999-1 (the "Class A Certificates"), the Class B Certificates, Series 1999-1 (the "Class B Certificates"), the Floating Rate Class C Certificates, Series 1999-1 (the "Class C Certificates"), the Floating Rate Class D Certificates, Series 1999-1 (the "Class D Certificates") and the Class E Certificates, Series 1999-1 (the "Class E Certificates"). Transferor hereby instructs the Servicer, and the Servicer hereby causes the undivided interest in the Trust represented by the Trust's Series 1993-1 Certificates and Series 1995-1 Certificates to be conveyed to the holders of the Series 1999-1 Certificates issued pursuant to this Series Supplement and evidenced by those Series 1999-1 Certificates and to the Insurer, which shall have the rights and other incidents described herein.

     The initial Class C Certificates, Class D Certificates and Class E Certificates will be issued on the Closing Date in initial principal amounts equal to the Class C Initial Invested Amount, the initial Class D Initial Invested Amount and the Class E Initial Invested Amount, respectively. The initial Class A Certificates and Class B Certificates are expected to be issued on the Closing Date as Variable Funding Certificates with maximum invested amounts of $217,000,000 and $66,500,000, respectively. Supplemental terms relating to any Class A Certificates and Class B Certificates issued from time to time may be specified in an Issuance Supplement (as defined below).

     The  Trustee may also issue additional Class A Certificates,
Class B Certificates, Class C Certificates, Class D Certificates and Class E Certificates from time to time pursuant to Section
6.15.

     SECTION 2. Definitions. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern with respect to the Series 1999-1 Certificates. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1999-1 Certificates and no other Series of Certificates issued by the Trust.

     "Accumulation Account"  is defined in Section 4.18.

     "Accumulation  Account  Investment  Proceeds"   shall   mean
investment   earnings (net of investment losses and expenses)  on
funds on deposit in any Accumulation Account.

     "Accumulation Investment Shortfall" shall mean, with respect to each Transfer Date relating to an Accumulation Period, the amount, if any, by which the Accumulation Account Investment Proceeds for such Transfer Date are less than the Covered Amount determined as of such Transfer Date.

     "Accumulation Period" shall mean any period specified in any Issuance Supplement in which deposits are required to be made to an Accumulation Account to provide for payment of principal on the related Class A Certificates on the related Class A Expected Final Payment Date.

     "Additional Class A Invested Amount" shall have the meaning specified in Section 6.15 of the Agreement.

     "Additional Class B Invested Amount" shall have the meaning specified in Section 6.15 of the Agreement.

     "Additional Class C Invested Amount" shall have the meaning specified in Section 6.15 of the Agreement.

     "Additional Class D Invested Amount" shall have the meaning specified in Section 6.15 of the Agreement.

     "Additional Class E Invested Amount" shall have the meaning specified in Section 6.15 of the Agreement.

     "Additional   Interest"  shall  mean,   at   any   time   of
determination,  the sum of Class A Additional Interest,  Class  B
Additional  Interest,  Class C Additional Interest  and  Class  D
Additional Interest.

     "Additional   Invested  Amount"  shall  have   the   meaning
specified in Section 6.15 of the Agreement.

     "Adjusted LIBOR" shall mean, for an Interest Accrual Period, the rate obtained by dividing (x) LIBOR as of the related Rate Determination Date by (y) a percentage equal to one minus the stated maximum rate (stated as a decimal) of all reserves required to be maintained against "Eurocurrency Liabilities" as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any bank to United States residents).

     "Agreement" shall have the meaning specified in the first paragraph of the recitals hereto.

     "Amortization Period Commencement Date" shall mean the earliest of (i) the last day of the June 2002 Monthly Period,
(ii) the date specified in any Issuance Supplement for the beginning of any amortization period (other than a Partial Amortization Period) for the related Class A Certificates or Class B Certificates or any Accumulation Period and (iii) the Pay Out Commencement Date.

     "Available Principal Collections" shall mean, as to any Monthly Period, an amount equal to (a) the aggregate Principal Collections deposited into the Principal Account during such Monthly Period pursuant to Section 4.8(c), minus (b) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.11(b) are required to fund the Monthly Required Amounts and are withdrawn from the Principal Account for that purpose, plus (c) the amount of Available Series 1999-1 Finance Charge Collections, Excess Finance Charge Collections and Series Transferor Finance Charge Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.8(a)(iv), (v), (vi), (vii), (ix), (x),
(xii), (xiii), (xv) and (xvi) and Section 4.9(a) on any Business Day falling in that Monthly Period, plus (d) the amount of Shared Principal Collections from other Series that are allocated to Series 1999-1 for such Monthly Period and funds released from the Equalization Account that are required to be treated as Shared Principal Collections and are allocated to Series 1999-1 for such Monthly Period.

     "Available Reserve Account Amount" shall mean, as to any Transfer Date during any Accumulation Period, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to Section 4.17(b) on such date, but before giving effect to any deposit made or to be made pursuant to Section 4.8(a)(xvii) to the Reserve Account on such date) and
(b) the Required Reserve Account Amount.

     "Available Series 1999-1 Finance Charge Collections" shall mean, for any Business Day, the sum of (a) the Floating Allocation Percentage of Finance Charge Collections available in the Collection Account for the first time on that Business Day,
(b) investment earnings on amounts on deposit in the Principal Account and (c) any Accumulation Account Investment Proceeds.

     "Available Spread Account Amount" shall mean, with respect to any Distribution Date, an amount equal to the lesser of (a) the amount on deposit in the Spread Account (exclusive of Investment Earnings) on such date (before giving effect to any deposit to, or withdrawal from, the Spread Account made or to be made with respect to such date) and (b) the Required Spread Account Amount for such Distribution Date.

     "Base Rate" shall mean, for any Interest Accrual Period, the sum of (i) the weighted average of the Class A Certificate Rates, the Class B Certificate Rates, the Class C Certificate Rate, the Class D Certificate Rate and the Class E Certificate Rate for that Interest Accrual Period, plus (ii) the result of (a) the Facilities Costs (other than interest) which have accrued on the Class A VFCs and the Class B VFCs for that Interest Accrual
Period plus the Insurance Premium for that Interest Accrual Period, divided by (b) the daily average Invested Amount for that Interest Accrual Period plus (iii) the Series Servicing Fee Percentage.

     "Book-Entry Register" shall mean the Certificate Register as maintained in accordance with this Series Supplement with respect to the Class C Certificates and the Class D Certificates.

     "Business Day" shall have the meaning set forth in the Agreement; provided that (a) no day on which the Insurer is closed (as notified to the Trustee by the Insurer) shall be a Business Day and (b) as used in the definition of "LIBOR Rate" and "Rate Determination Date," "Business Day" shall mean a day for dealings by and between banks in U.S. dollar deposits in the London interbank eurodollar markets.

     "Carryover Class A Carrying Costs" shall mean, on any Business Day in a Monthly Period, (a) any Class A Carrying Costs with respect to any Distribution Date relating to a prior Monthly Period which have not previously been deposited in the Interest Funding Account or paid on any previous Distribution Date, plus
(b) any Class A Additional Interest, plus (c) any Class A Additional Interest relating to a prior Monthly Period which has not previously been deposited in the Interest Funding Account or paid on any previous Distribution Date.

     "Carryover Class B Carrying Costs" shall mean, on any Business Day in a Monthly Period, (a) any Class B Carrying Costs with respect to any Distribution Date relating to a prior Monthly Period which has not previously been deposited in the Interest Funding Account or paid on any previous Distribution Date, plus
(b) any Class B Additional Interest, plus (c) any Class B Additional Interest relating to a prior Monthly Period which has not previously been deposited in the Interest Funding Account or paid on any previous Distribution Date.

     "Carryover Class C Interest" shall mean, on any Business Day in a Monthly Period, (a) any Class C Interest with respect to any Distribution Date relating to a prior Monthly Period which has not previously been deposited in the Interest Funding Account or paid on any previous Distribution Date, plus (b) any Class C Additional Interest, plus (c) any Class C Additional Interest relating to a prior Monthly Period which has not previously been deposited in the Interest Funding Account or paid on any previous Distribution Date.

     "Carryover Class D Interest" shall mean, on any Business Day in a Monthly Period, (a) any Class D Interest with respect to any Distribution Date relating to a prior Monthly Period which has not previously been deposited in the Interest Funding Account or paid on any previous Distribution Date, plus (b) any Class D Additional Interest, plus (c) any Class D Additional Interest relating to a prior Monthly Period which has not previously been deposited in the Interest Funding Account or paid on any previous Distribution Date.

     "Carryover Class E Interest" shall mean zero; provided that, in connection with the transfer of all or part of the Class E Certificates, the Transferor and the Trustee may amend this definition without the consent of any Certificateholder so long as each Rating Agency confirms that doing so will not cause that Rating Agency to downgrade or withdraw its rating on any Class of the Series 1999-1 Certificates.

     "Class   A  Additional  Interest"  shall  have  the  meaning
specified in subsection 4.6(a).

     "Class  A Adjusted Invested Amount" shall mean the  Class  A
Invested Amount minus the principal amount on deposit in any Accumulation Account; provided, that the "Class A Adjusted
Invested Amount" shall in no event be less than zero.

     "Class A Carrying Cost Rate" shall mean for any Class A VFCs and any Distribution Date, a rate per annum equal to the sum of Adjusted LIBOR for the related Interest Accrual Period plus 1.00% plus the Class A Program Fee Rate (as defined in the Issuance Supplement).

     "Class A Carrying Costs" shall mean, for any Distribution Date, an amount equal to the sum of the Class A Interest, any other Senior Facilities Costs with respect to the Class A VFCs and any Carryover Class A Carrying Costs for that Distribution Date.

     "Class A Carrying Cost Shortfall" shall have the meaning specified in subsection 4.6(a).

     "Class  A Carrying Cost Target" shall mean, for any Business
Day falling in any Monthly Period, an amount equal to the sum of the following amounts calculated with respect to the Class A
Certificates:

          (a) as to any Class A VFCs, the product of (i) the Class A Carrying Cost Rate for the most recent Distribution Date, (ii) the expected daily average Class A Invested
     Amount allocable to those Class A VFCs for the Interest Accrual Period relating to the Distribution Date relating to such Monthly Period and (iii) a fraction the numerator of which is the number of days in such Interest Accrual Period and the denominator of which is 360;

          (b) as to any other Class A Certificates, (i) if such Business Day falls prior to the Rate Determination Date for the related Distribution Date, an amount equal to 125% of the sum of the Class A Interest and any Carryover Class A Interest on those Class A Certificates for the Distribution Date relating to the prior Monthly Period and (ii) if such Business Day falls on or after the Rate Determination Date for the related Distribution Date, an amount equal to the sum of the Class A Interest and any Carryover Class A Interest on those Class A Certificates for that Distribution Date.

     "Class A Certificateholder" shall mean any Person in whose name a Class A Certificate is registered in the Certificate
Register.

     "Class A Certificate Rate" shall mean, for all or any portion of the Class A Certificates outstanding from time to time, the rate set forth in the applicable Issuance Supplement.

     "Class A Certificates" shall mean any of the certificates from time to time executed by the Transferor and authenticated by or on behalf of the Trustee, as part of Series 1999-1 that are designated as Class A Certificates in the related Issuance Supplement, and shall include Class A VFCs.

     "Class A Expected Final Payment Date" shall, with respect to the Class A Certificates or any portion thereof, be defined in the applicable Issuance Supplement, but shall not be later than the Class A/B VFC Expected Final Payment Date.

     "Class A Fixed Allocation Percentage" shall mean, for any Business Day following the Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account at the end of the last day of the Revolving Period and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Classes of all Series on such Business Day; provided that if Series 1999-1 is paired with a Paired Series and a pay out event occurs with respect to such Paired Series during the Scheduled Amortization Period, the
Transferor may, by written notice delivered to the Trustee and the Servicer, designate a different numerator (provided that such numerator is not less than the Class A Invested Amount (less the balance on deposit in any Accumulation Account and the Principal Account that is not subject to being treated as Reallocated Principal Collections or Shared Principal Collections) as of the last day of the revolving period for such Paired Series). A Class A Fixed Allocation Percentage (as defined in an applicable Issuance Supplement) may also apply during a Partial Amortization Period to the extent provided in the applicable Issuance Supplement.

     "Class A Floating Allocation Percentage" shall mean, for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount (or, during an Accumulation Period, the Class A Adjusted Invested Amount) at the end of the previous Monthly Period and the denominator of which is the greater of (a) the sum of the amount of Principal Receivables in the Trust and the amounts on deposit in the Equalization Account and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections, Finance Charge Collections, Default Amounts or Uncovered Dilution Amounts, as applicable, for all Classes of all Series, in the case of each of clause (a) and clause (b) determined as of the end of the most recent Monthly Period; provided, that if one or more Reset Dates occur in a Monthly Period, the Class A Floating Allocation Percentage for the portion of the Monthly Period falling after each such Reset Date (the "subject Reset Date") and prior to or on any subsequent Reset Date will be determined using a denominator equal to the greater of the amounts specified in clauses (a) and (b) above determined as of the close of business on the subject Reset Date.

     "Class A Initial Invested Amount" shall mean the aggregate initial principal amount of the Class A Certificates, which will be specified in the Issuance Supplement for the initial Class A
Certificates.

     "Class A Interest" shall have the meaning specified in subsection 4.6(a).

     "Class A Invested Amount" shall mean, for any Business Day, an amount equal to (a) the Class A Initial Invested Amount, plus
(b) the initial principal amount of any Additional Class A Invested Amounts issued through the end of the preceding Business Day pursuant to Section 6.15, minus (c) the aggregate amount of principal payments made to Class A Certificateholders prior to such Business Day, minus (d) the aggregate amount of Class A Investor Charge-Offs for all prior Business Days, plus (e) the aggregate amount allocated with respect to Class A Investor Charge-Offs and available on all prior Business Days pursuant to subsection 4.8(a)(v), for the purpose of reinstating amounts reduced pursuant to the foregoing clause (d).

     "Class  A  Investor Charge-Offs" shall mean, on any Business
Day, any reduction in the Class A Invested Amount made pursuant to Section 4.11(a).

     "Class  A  Investor  Default Amount"  shall  mean,  for  any
Business Day falling in a Monthly Period, the product of (a) the Default Amount for such Business Day and (b) the Class A Floating
Allocation Percentage for such Monthly Period.

     "Class  A  Principal" shall mean the principal distributable
in   respect  of  the  Class  A  Certificates  as  calculated  in accordance with subsection 4.7(a).

     "Class A Reduction Amount" shall have the meaning specified in subsection 4.11(a).

     "Class A Servicing Fee Share" shall have the meaning specified in subsection 4.9(b).

     "Class A Uncovered Dilution Amount" shall mean, for any Business Day falling in a Monthly Period, an amount equal to the product of (a) the Uncovered Dilution Amount for such day and (b) the Class A Floating Allocation Percentage for such Monthly Period.

     "Class A VFCs" shall mean any Class A Certificates that may from time to time be issued as part of Series 1999-1 that are Variable Funding Certificates.

     "Class  A/B VFC Expected Final Payment Date" shall mean  the
August 2002 Distribution Date.

     "Class   B  Additional  Interest"  shall  have  the  meaning
specified in subsection 4.6(b).

     "Class B Carrying Cost Rate" shall mean for any Class B VFCs and any Distribution Date, a rate per annum equal to the sum of Adjusted LIBOR for the related Interest Accrual Period plus 1.00% plus the Class B Program Fee Rate (as defined in the Issuance Supplement).

     "Class B Carrying Costs" shall mean, for any Distribution Date, an amount equal to the sum of the Class B Interest, any other Senior Facilities Costs with respect to the Class B VFCs and any Carryover Class B Carrying Costs for that Distribution Date.

     "Class B Carrying Cost Shortfall" shall have the meaning specified in subsection 4.6(b).

     "Class  B Carrying Cost Target" shall mean, for any Business
Day falling in any Monthly Period, an amount equal to the sum of the following amounts calculated with respect to the Class B
Certificates:

          (a) as to any Class B VFCs, the product of (i) the Class B Carrying Cost Rate for the most recent Distribution Date, (ii) the expected daily average Class B Invested
     Amount allocable to those Class B VFCs for the Interest Accrual Period relating to the Distribution Date relating to such Monthly Period and (iii) a fraction the numerator of which is the number of days in such Interest Accrual Period and the denominator of which is 360;

          (b) as to any other Class B Certificates, (i) if such Business Day falls prior to the Rate Determination Date for the related Distribution Date, an amount equal to 125% of the sum of the Class B Interest and any Carryover Class B Interest on those Class B Certificates for the Distribution Date relating to the prior Monthly Period and (ii) if such Business Day falls on or after the Rate Determination Date for the related Distribution Date, an amount equal to the sum of the Class B Interest and any Carryover Class B Interest on those Class B Certificates for that Distribution Date.

     "Class B Certificateholder" shall mean any Person in whose name a Class B Certificate is registered in the Certificate
Register.

     "Class B Certificate Rate" shall mean, for all or any portion of the Class B Certificates outstanding from time to time, the rate set forth in the applicable Issuance Supplement.

     "Class B Certificates" shall mean any of the certificates from time to time executed by the Transferor and authenticated by or on behalf of the Trustee, as part of Series 1999-1 that are designated as Class B Certificates in the related Issuance Supplement, and shall include Class B VFCs.

     "Class B Expected Final Payment Date" shall, with respect to the Class B Certificates or any portion thereof, be defined in the applicable Issuance Supplement, but shall not be later than the Class A/B VFC Expected Final Payment Date.

     "Class B Fixed Allocation Percentage" shall mean, for any Business Day following the Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account at the end of the last day of the Revolving Period and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Classes of all Series on such Business Day; provided that if Series 1999-1 is paired with a Paired Series and a pay out event occurs with respect to such Paired Series during the Scheduled Amortization Period, the
Transferor may, by written notice delivered to the Trustee and the Servicer, designate a different numerator (provided that such numerator is not less than the Class B Invested Amount (less, if the Class A Fixed Allocation Percentage is zero, the balance on deposit in the Principal Account that is not subject to being treated as Reallocated Principal Collections or Shared Principal Collections, to the extent not subtracted in reducing the Class A Fixed Allocation Percentage to zero) as of the last day of the revolving period for such Paired Series). A Class B Fixed
Allocation Percentage (as defined in an applicable Issuance Supplement) may also apply during a Partial Amortization Period to the extent provided in the applicable Issuance Supplement.

     "Class B Floating Allocation Percentage" shall mean, for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount at the end of the previous Monthly Period and the denominator of which is the greater of (a) the sum of the amount of Principal Receivables in the Trust and the amounts on deposit in the Equalization Account and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections, Finance Charge Collections, Default Amounts or Uncovered Dilution Amounts, as applicable, for all Classes of all Series, in the case of each of clause (a) and clause (b), determined as of the end of the most recent Monthly Period; provided, that if one or more Reset Dates occur in a Monthly Period, the Class B Floating Allocation Percentage for the portion of the Monthly Period falling after each such Reset Date (the "subject Reset Date") and prior to or on any subsequent Reset Date will be determined using a denominator equal to the greater of the amounts specified in clauses (a) and (b) above determined as of the close of business on the subject Reset Date.

     "Class B Initial Invested Amount" shall mean the aggregate initial principal amount of the Class B Certificates, which will be specified in the Issuance Supplement for the initial Class B
Certificates.

     "Class B Interest" shall have the meaning specified in subsection 4.6(b).

     "Class B Invested Amount" shall mean, for any Business Day, an amount equal to (a) the Class B Initial Invested Amount, plus
(b) the initial principal amount of any Additional Class B Invested Amounts issued through the end of the preceding Business Day pursuant to Section 6.15, minus (c) the aggregate amount of principal payments made to Class B Certificateholders prior to such Business Day, minus (d) the aggregate amount of Class B Investor Charge-Offs for all prior Business Days, plus (e) the aggregate amount allocated with respect to Class B Investor Charge-Offs and available on all prior Business Days pursuant to subsection 4.8(a)(vii) for the purpose of reinstating amounts reduced pursuant to the foregoing clause (d).

     "Class  B  Investor Charge-Offs" shall mean, on any Business
Day, any reduction in the Class B Invested Amount made pursuant to Section 4.11.

     "Class  B  Investor  Default Amount"  shall  mean,  for  any
Business Day falling in a Monthly Period, the product of (a) the Default Amount for such Business Day and (b) the Class B Floating
Allocation Percentage for such Monthly Period.

     "Class  B  Principal" shall mean the principal distributable
in   respect  of  the  Class  B  Certificates  as  calculated  in accordance with subsection 4.7(b).

     "Class B Principal Payment Commencement Date" shall mean, for all or any portion of the Class B Certificates, the earlier of (a) the date specified in the applicable Issuance Supplement and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Section 2.4(e), 9.2, 10.2(a),
12.1  or  12.2  of  the Agreement and Section 3  of  this  Series
Supplement.

     "Class B Reduction Amount" shall have the meaning specified in subsection 4.11(a).

     "Class B Servicing Fee Share" shall have the meaning specified in subsection 4.9(c).

     "Class B Uncovered Dilution Amount" shall mean, for any Business Day falling in a Monthly Period, an amount equal to the product of (a) the Uncovered Dilution Amount for such day and
(b)the  Class  B Floating Allocation Percentage for such  Monthly
Period.

     "Class B VFCs" shall mean any Class B Certificates that may from time to time be issued as part of Series 1999-1 that are Variable Funding Certificates.

     "Class   C  Additional  Interest"  shall  have  the  meaning
specified in subsection 4.6(c).

     "Class C Certificate Assignment" shall have the meaning specified in Section 12(h).

     "Class C Certificateholder" shall mean any Person in whose name a Class C Certificate is registered in the Certificate
Register.

     "Class C Certificate Rate" shall mean, with respect to the Class C Certificates, 8.40375% per annum with respect to the initial Interest Accrual Period and, with respect to each subsequent Interest Accrual Period a per annum rate of 3.00% in excess of LIBOR prevailing on the related Rate Determination Date; provided however that, notwithstanding anything herein to the contrary (including Section 13.1 of the Agreement), upon the written agreement of the Transferor and the Class C Certificateholders, the Class C Certificate Rate may be reduced without further action.

     "Class C Certificates" shall mean any of the class of certificates with that designation issued pursuant to this Series
Supplement.

     "Class  C  Expected  Final  Payment  Date"  shall  mean  the
September 2002 Distribution Date.

     "Class C Fixed Allocation Percentage" shall mean, for any Business Day following the Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Class C Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account at the end of the last day of the Revolving Period and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Classes of all Series on such Business Day; provided that if Series 1999-1 is paired with a Paired Series and a pay out event occurs with respect to such Paired Series during the Scheduled Amortization Period, the
Transferor may, by written notice delivered to the Trustee and the Servicer, designate a different numerator (provided that such numerator is not less than the Class C Invested Amount (less, if the Class B Fixed Allocation Percentage is zero, the balance on deposit in the Principal Account that is not subject to being treated as Reallocated Principal Collections or Shared Principal Collections, to the extent not subtracted in reducing the Class B Fixed Allocation Percentage or the Class A Fixed Allocation Percentage to zero) as of the last day of the revolving period for such Paired Series). A Class C Fixed Allocation Percentage (as defined in an applicable Issuance Supplement) may also apply during a Partial Amortization Period to the extent provided in the applicable Issuance Supplement.

     "Class C Floating Allocation Percentage" shall mean, for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class C Invested Amount at the end of the previous Monthly Period and the denominator of which is the greater of (a) the sum of the amount of Principal Receivables in the Trust and the amounts on deposit in the Equalization Account and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections, Finance Charge Collections, Default Amounts or Uncovered Dilution Amounts, as applicable, for all Classes of all Series, in the case of each of clause (a) and clause (b), determined as of the end of the most recent Monthly Period; provided, that if one or more Reset Dates occur in a Monthly Period, the Class C Floating Allocation Percentage for the portion of the Monthly Period falling after each such Reset Date (the "subject Reset Date") and prior to or on any subsequent Reset Date will be determined using a denominator equal to the greater of the amounts specified in clauses (a) and (b) above determined as of the close of business on the subject Reset Date.

     "Class C Initial Invested Amount" shall mean the aggregate initial principal amount of the Class C Certificates, which is $28,000,000.

     "Class C Interest" shall have the meaning specified in subsection 4.6(c).

     "Class   C  Interest  Shortfall"  shall  have  the   meaning
specified in subsection 4.6(c).

     "Class C Invested Amount" shall mean, for any Business Day, an amount equal to (a) the Class C Initial Invested Amount, plus
(b) the initial principal amount of any Additional Class C Invested Amounts issued through the end of the preceding Business Day pursuant to Section 6.15, minus (c) the aggregate amount of principal payments made to Class C Certificateholders prior to such Business Day, minus (d) the aggregate amount of Class C Investor Charge-Offs for all prior Business Days, and plus
(e)  the  aggregate  amount allocated with  respect  to  Class  C
Investor Charge-Offs and available on all prior Business Days pursuant to subsection 4.8(a)(x), for the purpose of reinstating amounts reduced pursuant to the foregoing clause (d).

     "Class  C  Investor Charge-Offs" shall mean, on any Business
Day, any reduction in the Class C Invested Amount made pursuant to Section 4.11.

     "Class  C  Investor  Default Amount"  shall  mean,  for  any
Business Day falling in a Monthly Period, the product of (a) the Default Amount for such Business Day and (b) the Class C Floating
Allocation Percentage for such Monthly Period.

     "Class  C  Principal" shall mean the principal distributable
in   respect  of  the  Class  C  Certificates  as  calculated  in accordance with subsection 4.7(c).

     "Class C Principal Payment Commencement Date" shall mean the earliest of (a) the Distribution Date in the Scheduled Amortization Period after the one on which the Class B Invested Amount is paid in full, (b) the Distribution Date in a Rapid Amortization Period on which the Class B Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1999-1 Investor Certificates remaining after payments have been made to the Class B Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which  the  Class B Invested Amount is paid in full and  (c)  the
Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2(a), 12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement.

     "Class C Reduction Amount" shall have the meaning specified in subsection 4.11(a).

     "Class C Servicing Fee Share" shall have the meaning specified in subsection 4.9(d).

     "Class C Uncovered Dilution Amount" shall mean, for any Business Day falling in a Monthly Period, an amount equal to the product of (a) the Uncovered Dilution Amount for such day and (b) the Class C Floating Allocation Percentage for such Monthly Period.

     "Class   D  Additional  Interest"  shall  have  the  meaning
specified in subsection 4.6(d).

     "Class D Certificate Assignment" shall have the meaning specified in Section 12(h).

     "Class D Certificateholder" shall mean any Person in whose name a Class D Certificate is registered in the Certificate
Register.

     "Class D Certificate Rate" shall mean, with respect to the Class D Certificates, 12.40375% per annum with respect to the initial Interest Accrual Period and, with respect to each subsequent Interest Accrual Period a per annum rate of 3.20% in excess of LIBOR prevailing on the related Rate Determination Date; provided however that, notwithstanding anything herein to the contrary (including Section 13.1 of the Agreement), upon the written agreement of the Transferor and the Class D Certificateholders, the Class D Certificate Rate may be reduced without further action.

     "Class D Certificates" shall mean any of the class of certificates with that designation issued pursuant to this Series
Supplement.

     "Class D Expected Final Payment Date" shall mean the October
2002 Distribution Date.

     "Class D Fixed Allocation Percentage" shall mean, for any Business Day following the Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account as of the end of the last day of the Revolving Period and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Classes of all Series on such Business Day; provided that if Series 1999-1 is paired with a Paired Series and a pay out event occurs with respect to such Paired Series during the Scheduled Amortization Period, the
Transferor may, by written notice delivered to the Trustee and the Servicer, designate a different numerator (provided that such numerator is not less than the Class D Invested Amount (less, if the Class C Fixed Allocation Percentage is zero, the balance on deposit in the Principal Account that is not subject to being treated as Reallocated Principal Collections or Shared Principal Collections, to the extent not subtracted in reducing the Class C Fixed Allocation Percentage, the Class B Fixed Allocation Percentage or the Class A Fixed Allocation Percentage to zero) as of the last day of the revolving period for such Paired Series). A Class D Fixed Allocation Percentage (as defined in an applicable Issuance Supplement) may also apply during a Partial Amortization Period to the extent provided in the applicable Issuance Supplement.

     "Class D Floating Allocation Percentage" shall mean, for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount at the end of the previous Monthly Period and the denominator of which is the greater of (a) the sum of the amount of Principal Receivables in the Trust and the amounts on deposit in the Equalization Account and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections, Finance Charge Collections, Default Amounts or Uncovered Dilution Amounts, as applicable, for all Classes of all Series, in the case of each of clause (a) and clause (b), determined as of the end of the most recent Monthly Period; provided, that if one or more Reset Dates occur in a Monthly Period, the Class D Floating Allocation Percentage for the portion of the Monthly Period falling after each such Reset Date (the "subject Reset Date") and prior to or on any subsequent Reset Date will be determined using a denominator equal to the greater of the amounts specified in clauses (a) and (b) above determined as of the close of business on the subject Reset Date.

     "Class D Initial Invested Amount" shall mean the aggregate initial principal amount of the Class D Certificates, which is $18,375,000.

     "Class D Interest" shall have the meaning specified in subsection 4.6(d).

     "Class   D  Interest  Shortfall"  shall  have  the   meaning
specified in subsection 4.6(d).

     "Class D Invested Amount" shall mean, for any Business Day, an amount equal to (a) the Class D Initial Invested Amount, plus
(b) the initial principal amount of any Additional Class D Invested Amounts issued through the end of the preceding Business Day pursuant to Section 6.15, minus (c) the aggregate amount of principal payments made to Class D Certificateholders prior to such Business Day (excluding principal payments made pursuant to Section 4.16), minus (d) the aggregate amount of Class D Investor Charge-Offs for all prior Business Days, and plus (e) the aggregate amount allocated with respect to Class D Investor Charge-Offs and available on all prior Business Days pursuant to subsection 4.8(a)(xiii), for the purpose of reinstating amounts reduced pursuant to the foregoing clause (d).

     "Class  D  Investor Charge-Offs" shall mean, on any Business
Day, any reduction in the Class D Invested Amount made pursuant to Section 4.11.

     "Class  D  Investor  Default Amount"  shall  mean,  for  any
Business Day falling in a Monthly Period, the product of (a) the Default Amount for such Business Day and (b) the Class D Floating
Allocation Percentage for such Monthly Period.

     "Class D Investor Principal Balance" shall mean, with respect to any date of determination, an amount equal to (a) the Class D Initial Invested Amount, plus (b) the aggregate principal amount of any Additional Class D Invested Amounts issued through the end of the preceding Business Day pursuant to Section 6.15, minus (c) the aggregate amount of principal payments made to the Class D Certificateholders prior to such date (including payments in respect of principal made to the Class D Certificateholders from the proceeds of any draw on the Spread Account pursuant to
Section 4.16 or from the Policy).

     "Class  D  Principal" shall mean the principal distributable
in   respect  of  the  Class  D  Certificates  as  calculated  in accordance with subsection 4.7(d).

     "Class D Principal Payment Commencement Date" shall mean the earliest of (a) the Distribution Date in the Scheduled Amortization Period after the one on which the Class C Invested Amount is paid in full, (b) the Distribution Date in a Rapid Amortization Period on which the Class C Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1999-1 Investor Certificates remaining after payments have been made to the Class C Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which  the  Class C Invested Amount is paid in full and  (c)  the
Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2(a), 12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement.

     "Class D Reduction Amount" shall have the meaning specified in subsection 4.11(a).

     "Class D Release Date" shall mean the date that is the earlier of (a) the date on which the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount have been reduced to zero (including the date of the application of liquidation proceeds or termination of the interest of Series 1999-1 in the Trust pursuant to Sections 2.4(e), 9.2, 12.1 or
12.2 of the Agreement and Section 3 of this Series Supplement) and (b) the Series 1999-1 Termination Date.

     "Class D Servicing Fee Share" shall have the meaning specified in subsection 4.9(e).

     "Class  D  Uncovered Dilution Amount" shall  mean,  for  any
Business Day, an amount equal to the product of (a) the Uncovered
Dilution  Amount  for  such  day and (b)  the  Class  D  Floating
Allocation Percentage for such day.

     "Class E Certificateholder" shall mean any Person in whose name a Class E Certificate is registered in the Certificate
Register.

     "Class E Certificate Rate" shall mean 0.00% per annum, provided that in connection with the transfer of all or part of the Class E Certificates, the Transferor may designate an interest rate for all, or the transferred portion, of the Class E Certificates so long as each Rating Agency confirms that doing so will not cause that Rating Agency to downgrade or withdraw its rating on any Class of the Series 1999-1 Certificates.

     "Class E Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3.

     "Class E Fixed Allocation Percentage" shall mean, for any Business Day following the Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Class E Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account at the end of the last day of the Revolving Period and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Classes of all Series on such Business Day; provided that if Series 1999-1 is paired with a Paired Series and a pay out event occurs with respect to such Paired Series during the Scheduled Amortization Period, the
Transferor may, by written notice delivered to the Trustee and the Servicer, designate a different numerator (provided that such numerator is not less than the Class E Invested Amount (less, if the Class D Fixed Allocation Percentage is zero, the balance on deposit in the Principal Account that is not subject to being treated as Reallocated Principal Collections or Shared Principal Collections, to the extent not subtracted in reducing the Class D Fixed Allocation Percentage, the Class C Fixed Allocation Percentage, the Class B Fixed Allocation Percentage or the Class A Fixed Allocation Percentage to zero) as of the last day of the revolving period for such Paired Series). A Class E Fixed
Allocation Percentage (as defined in an applicable Issuance Supplement) may also apply during a Partial Amortization Period to the extent provided in the applicable Issuance Supplement.

     "Class E Floating Allocation Percentage" shall mean, for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class E Invested Amount at the end of the previous Monthly Period and the denominator of which is the greater of (a) the sum of the amount of Principal Receivables in the Trust and the amounts on deposit in the Equalization Account and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections, Finance Charge Collections, Default Amounts or Uncovered Dilution Amounts, as applicable, for all Classes of all Series, in the case of each of clause (a) and clause (b), determined as of the end of the most recent Monthly Period; provided, that if one or more Reset Dates occur in a Monthly Period, the Class E Floating Allocation Percentage for the portion of the Monthly Period falling after each such Reset Date (the "subject Reset Date") and prior to or on any subsequent Reset Date will be determined using a denominator equal to the greater of the amounts specified in clauses (a) and (b) above determined as of the close of business on the subject Reset Date.

     "Class E Initial Invested Amount" shall mean the aggregate initial principal amount of the Class E Certificates, which is $20,125,000.

     "Class E Invested Amount" shall mean, for any Business Day, an amount equal to (a) the Class E Initial Invested Amount, plus
(b) the initial principal amount of any Additional Class E Invested Amounts issued through the end of the preceding Business Day pursuant to Section 6.15, minus (c) the aggregate amount of principal payments made to Class E Certificateholders prior to such Business Day, minus (d) the aggregate amount of Class E Investor Charge-Offs for all prior Business Days and plus (e) the aggregate amount allocated with respect to Class E Investor Charge-Offs and available on all prior Business Days pursuant to subsection 4.8(a)(xvi), for the purpose of reinstating amounts reduced pursuant to the foregoing clause (d).

     "Class  E  Investor Charge-Offs" shall mean, on any Business
Day, any reduction in the Class E Invested Amount made pursuant to Section 4.11.

     "Class  E  Investor  Default Amount"  shall  mean,  for  any
Business Day falling in a Monthly Period, the product of (a) the Default Amount for such Business Day and (b) the Class E Floating
Allocation Percentage for such Monthly Period.

     "Class  E  Principal" shall mean the principal distributable
in   respect  of  the  Class  E  Certificates  as  calculated  in accordance with subsection 4.7(e).

     "Class E Principal Payment Commencement Date" shall mean the Distribution Date on which the Class D Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1999-1 Investor Certificates remaining after payments have been made to the Class D Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class D Invested Amount is paid in full.

     "Class E Reduction Amount" shall have the meaning specified in subsection 4.11(a).

     "Class E Uncovered Dilution Amount" shall mean, for any Business Day falling in a Monthly Period, an amount equal to the product of (a) the Uncovered Dilution Amount for such day and (b) the Class E Floating Allocation Percentage for such Monthly Period.

     "Covered Amount" shall mean an amount determined as of each Transfer Date with respect to any Interest Accrual Period relating to an Accumulation Period as the product of (a) (i) a fraction the numerator of which is the number of days in the related Interest Accrual Period and the denominator of which is 360, times (ii) the applicable Class A Certificate Rate for that Interest Accrual Period, and (b) the balance of the Accumulation Account as of the Determination Date preceding such Transfer Date.

     "Daily Required Amount" shall have the meaning specified  in
Section 4.9(a).

     "Deficiency Amount" shall mean (a) for any Distribution Date other than the Scheduled Series 1999-1 Termination Date, the excess of the sum of the Class D Interest and the Carryover Class D Interest, if any, for such Distribution Date over any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during the related Monthly Period and (b) for the Scheduled Series 1999-1 Termination Date, the sum of (i) the excess of the sum of the Class D Interest and the Carryover Class D Interest, if any, for such Distribution Date over any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during the related Monthly Period and (ii) the excess of the Class D Investor Principal Balance over the funds on deposit in the Principal Account that are available to cover such amount, in each case, after giving effect to the application of any amounts on deposit in the Spread Account.

     "Determination Date" shall mean the second Business Day prior to each Distribution Date.

     "Distribution Date" shall mean each Monthly Distribution Date, provided that with respect to the Class A Certificates and the Class B Certificates, (i) the initial regular Distribution Date shall be the December 1999 Distribution Date and
(ii) additional Distribution Dates may be specified in the applicable Issuance Supplement.

     "Enhancement" shall mean, with respect to the Class A Certificates, the subordination of the Class B Invested Amount, the Class C Invested Amount, the Class D Invested Amount, and the Class E Invested Amount; with respect to the Class B Certificates, the subordination of the Class C Invested Amount, the Class D Invested Amount, and the Class E Invested Amount; with respect to the Class C Certificates, the subordination of the Class D Invested Amount and the Class E Invested Amount; with respect to the Class D Certificates, the subordination of the Class E Invested Amount and the Spread Account and, after the Enhancement Date, the Policy.

     "Enhancement Date" shall mean December 9, 1999.

     "Enhancement Percentage" shall mean, for any Class of Certificates and any Business Day, the percentage equivalent of a fraction (a) the numerator of which is the sum of the invested amounts of each Class of Certificates junior to that Class and
(b) the denominator of which is the Invested Amount.

     "Enhancement Supplement" shall mean the supplement to this Series Supplement dated as of December 8, 1999 and entered into among the Transferor, the Servicer, the Trustee and the Insurer in connection with the issuance of the Policy.

     "Excess Finance Charge Collections" shall mean, for any Business Day, as the context requires, either (a) the amount described in subsection 4.8(a)(xxii) allocated to the Series 1999-1 Certificates but available to cover shortfalls in amounts paid from Finance Charge Collections for other Series, if any, or
(b) the aggregate amount of Finance Charge Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 1999-1 Certificates.

     "Excess Spread Percentage" shall mean, with respect to any Distribution Date, the amount, if any, by which the Portfolio Yield for the preceding Monthly Period exceeds the Base Rate for the preceding Interest Accrual Period, provided that (a) the Excess Spread Percentage for the October 1999 Distribution Date shall equal 8.237%, (b) the Excess Spread Percentage for the November 1999 Distribution Date shall be determined on a pro forma basis using the relevant Portfolio Yield for the Series 1997-1 Certificates and a Base Rate equal to 8.168% and (c) the Excess Spread Percentage for the December 1999 Distribution Date shall be determined on a pro forma basis, assuming that the Series 1999-1 Certificates were issued on November 1, 1999, using a Base Rate equal to LIBOR plus the applicable program fee rates (determined by reference to the applicable fee letters relating to the Class A VFCs and the Class B VFCs).

     "Facilities  Costs"  shall  mean for  any  Interest  Accrual
Period  the related Senior Facilities Costs, Mezzanine Facilities
Costs and Junior Facilities costs.

     "Fixed Allocation Percentage" shall mean, for any Business Day following the Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account as of the end of the last day of the Revolving Period and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series on such Business Day; provided, however, if, as of the Determination Date falling in the Monthly Period after the Monthly Period in which sufficient funds are deposited into the Accumulation Account and the Principal Account to reduce the Class A Invested Amount and, if the Class B Expected Final Payment Date is the same as the Class A Expected Final Payment Date, the Class B Invested Amount to zero on the related Distribution Date (i) the Rapid Amortization Period has not commenced and (ii) there have not been any Investor Charge-Offs with respect to any Class of Series 1999-1 Certificates during the preceding twelve Monthly Periods, then for each Monthly Period after the Monthly Period in which sufficient funds are deposited into the Principal Account and the Accumulation Account to reduce the Class A Invested Amount and, if the Class B Expected Final Payment Date is the same as the Class A Expected Final Payment Date, the Class B Invested Amount to zero on the related Distribution Date, the numerator for determining the Fixed Allocation Percentage shall be reduced by an amount equal to the Class A Invested Amount at the end of the Revolving Period; provided further that if Series 1999-1 is paired with a Paired Series and a pay out event occurs with respect to such Paired Series during the Scheduled Amortization Period, the Transferor may, by written notice delivered to the Trustee, the Insurer and the Servicer, designate a different numerator (provided that such numerator is not less than the Invested Amount (less the balance on deposit in any Accumulation Account and the Principal Account that is not subject to being treated as Reallocated Principal Collections or Shared Principal Collections) as of the last day of the revolving period for such Paired Series). A Fixed Allocation Percentage (as defined in an applicable Issuance Supplement) may also apply during a Partial Amortization Period to the extent provided in the applicable Issuance Supplement.

     "Floating Allocation Percentage" shall mean, for any Business Day, the sum of the applicable Class A Floating Allocation Percentage, Class B Floating Allocation Percentage,
Class C Floating Allocation Percentage, Class D Floating Allocation Percentage and Class E Floating Allocation Percentage for such Business Day.

     "Initial Invested Amount" shall mean an amount equal to the sum of (a) the Class A Initial Invested Amount, (b) the Class B Initial Invested Amount, (c) the Class C Initial Invested Amount,
(d) the Class D Initial Invested Amount and (e) the Class E Initial Invested Amount.

     "Insurance Agreement" shall mean the Insurance and Indemnity
Agreement dated as of December 8, 1999 among R.V.I. Guaranty Co.,
Ltd., as Insurer, the Transferor, the Servicer and the Trustee.

     "Insurance Premium" shall mean, for any Distribution Date falling after the Enhancement Date, the monthly premium payable to the Insurer on such Distribution Date as set forth in the Insurance Agreement.

     "Insured Payment" shall mean, for any Distribution Date falling after the Enhancement Date, the Deficiency Amount for such Distribution Date.

     "Insurer" shall mean R.V.I. Guaranty Co., Ltd., a company organized under the laws of the Island of Bermuda.

     "Interest  Accrual Period" shall mean, for each Distribution
Date:

          (a)  with  respect to all or a portion of the  Class  A
     Certificates and Class B Certificates, the period specified in the applicable Issuance Supplement; and

          (b) with respect to the Class C Certificates, the Class D Certificates and the Class E Certificates, the period from and including the preceding Distribution Date to and excluding such Distribution Date; provided, however, that the initial Interest Accrual Period will run from the Series 1999-1 Closing Date to and excluding the initial Distribution Date.

     "Invested Amount" shall mean, for any Business Day, an amount equal to the sum of (a) the Class A Invested Amount as of such Business Day, (b) the Class B Invested Amount as of such Business Day, (c) the Class C Invested Amount as of such Business Day, (d) the Class D Invested Amount as of such Business Day and
(e) the Class E Invested Amount as of such Business Day.

     "Investment Earnings" shall mean, with respect to any Distribution Date, all interest and earnings on Cash Equivalents included in the Spread Account (net of losses and investment expenses) during the period commencing on and including the Distribution Date immediately preceding such Distribution Date and ending on but excluding such Distribution Date.

     "Investment  Letter"  shall have the  meaning  specified  in
Section 12(f).

     "Investor Certificateholder" shall mean the Holder of record of an Investor Certificate of Series 1999-1.

     "Investor Certificates" shall mean the Class A Certificates, the Class B Certificates, the Class C Certificates, the Class D
Certificates and the Class E Certificates.

     "Investor  Charge-Offs"  shall  mean  the  sum  of  Class  A
Investor  Charge-Offs,  Class  B Investor  Charge-Offs,  Class  C
Investor  Charge-Offs,  Class  D  Investor  Charge-Offs  and  the
Class E Investor Charge-Offs.

     "Investor Default Amount" shall mean, for each Business Day, an amount equal to the sum of the Class A Investor Default Amount, the Class B Investor Default Amount, the Class C Investor Default Amount, the Class D Investor Default Amount and the Class E Investor Default Amount for such Business Day.

     "Issuance Supplement" shall mean a supplement to this Series Supplement entered into among the Transferor, the Servicer and the Trustee to specify the terms of Class A Certificates or Class B Certificates, or both, to be included as part of Series 1999-1.

     "Junior Facilities Costs" shall be defined, for any VFCs, in the applicable Issuance Supplement.

     "Late Payment Rate" shall have the meaning specified in the Insurance Agreement.

     "LIBOR" shall mean, as of any Rate Determination Date, the rate for deposits in United States dollars for a period equal in length to the Interest Accrual Period which appears on the Telerate Page 3750 as of 11:00 a.m, London time, on such date as determined by the Trustee. If such rate does not appear on Telerate Page 3750, the rate for that Rate Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by four reference banks selected by the Trustee at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period of the Interest Accrual Period. The Trustee shall request the principal London office of each of the reference banks it selects to provide a quotation of such rate. If at least two such quotations are provided, the rate for that Rate Determination Date shall be the arithmetic mean of such quotations. If fewer than two quotations are provided as requested, the rate for that Rate Determination Date shall be the arithmetic mean of the rates of four reference banks selected by the Trustee at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period of the Interest Accrual Period.

     "Mezzanine Facilities Costs" shall be defined, for any VFCs, in the applicable Issuance Supplement, provided that any such Mezzanine Facilities Costs for any Interest Accrual Period may not exceed: (i) for the Class A Certificates, the product of (a) the daily average Class A Invested Amount for such Interest
Accrual Period, (b) 0.75% and (c) the number of days in such Interest Accrual Period divided by 360, and (ii) for the Class B Certificates, the product of (a) the daily average Class B Invested Amount for such Interest Accrual Period, (b) 0.75% and
(c) the number of days in such Interest Accrual Period divided by 360; provided further, that greater amounts of Mezzanine Facilities Costs may apply if each Rating Agency confirms that doing so will not cause such Rating Agency to downgrade or withdraw its rating on any Class of Certificates.

     "Minimum Transferor Percentage" shall mean (a) 2.00% for any day falling in a December Monthly Period or a January Monthly
Period and (b) 0.00% for any other day.

     "Monthly Class A Required Amount" shall have the meaning specified in Section 4.9(b).

     "Monthly Class B Required Amount" shall have the meaning specified in Section 4.9(c).

     "Monthly Class C Required Amount" shall have the meaning specified in Section 4.9(d).

     "Monthly Class D Required Amount" shall have the meaning specified in Section 4.9(e).

     "Monthly Distribution Date" shall mean December 15, 1999, and the fifteenth day of each calendar month thereafter, or if such day is not a Business Day, the next succeeding Business Day.

     "Monthly Period" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Series 1999-1 Certificates shall begin on and include the Series 1999-1 Closing Date and shall end on and include November 30, 1999.

     "Monthly Principal" shall mean: (a) for any Distribution Date falling in the Scheduled Amortization Period and prior to the Class A/B VFC Expected Final Payment Date, the aggregate of such amounts as may be specified in any Issuance Supplements (which shall not exceed the sum of the Class A Adjusted Invested Amount and the Class B Invested Amount as of the related Transfer
Date); (b) for the Class A/B VFC Expected Final Payment Date (so long as the Rapid Amortization Period has not commenced), the sum of the Class A Invested Amount and the Class B Invested Amount at the end of the prior Distribution Date, minus any amounts on deposit in any Accumulation Account; (c) for the Class C Expected Final Payment Date (so long as the Rapid Amortization Period has not commenced), the Class C Invested Amount; (d) for the Class D Expected Final Payment Date (so long as the Rapid Amortization Period has not commenced), the Class D Invested Amount; and (e) for any Distribution Date falling in the Rapid Amortization Period, the Invested Amount.

     "Partial   Amortization  Period"  shall  have  the   meaning
specified in any Issuance Supplement.

     "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1999-1 Pay Out Event is deemed to occur pursuant to Section 8 of this Series Supplement.

     "Policy"  shall  mean  the  certificate  guaranty  insurance
policy   issued  by  the  Insurer  and  covering  the   Class   D
Certificates issued on the Closing Date and referred to in the Insurance Agreement.

     "Portfolio Correction Amount" shall mean the smallest amount which, if distributed to certificateholders of the Trust in reduction of the aggregate invested amount of all certificates upon the occurrence of a Portfolio Imbalance Event, would result in compliance with the percentage limitation in the definition of Portfolio Imbalance Event the violation of which gave rise to such Portfolio Imbalance Event.

     "Portfolio Correction Distribution Date" shall mean the first Distribution Date following the occurrence of a Portfolio
Imbalance Event.

     "Portfolio Yield" shall mean, for any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is the sum of (a) the aggregate amount of Available Series 1999-1 Finance Charge Collections for such Monthly Period calculated on a cash basis after subtracting the Investor Default Amount and Uncovered Dilution Amount applicable to any outstanding Class of Series 1999-1 Certificates for such Monthly Period and (b) any amount withdrawn from the Reserve Account and treated as Available Series 1999-1 Finance Charge Collections on the related Transfer Date, and the denominator of which is the average daily Invested Amount during the preceding Monthly Period.

     "Principal Shortfalls" shall mean, on any Business Day, the Monthly Principal for the related Distribution Date, minus the funds on deposit in the Principal Account that are available to cover the Monthly Principal on such Distribution Date, excluding Subordinated Principal Collections.

     "Private Holder" shall mean each holder of a right to receive interest or principal in respect of any direct or indirect interest in the Trust including any financial instrument or contract the value of which is determined in whole or part by reference to the Trust (including the Trust's assets, income of the Trust or distributions made by the Trust), excluding any interest in the Trust represented by any Series or Class of Certificates or any other interest as to which the Transferor has provided to the Trustee an Opinion of Counsel to the effect that such Series, Class or other interest will be treated as debt or otherwise not as an equity interest in either the Trust or the Receivables for federal income tax purposes, in each case provided such Series, Class or other interest is not convertible or exchangeable into an interest in the Trust or the Trust's income or equivalent value. Notwithstanding the immediately preceding sentence, (i) "Private Holder" shall also include any other Person that the Transferor determines is, may be, or may become a "partner" within the meaning of Section 1.7704-1(h)(1)(ii) of the United States Treasury Regulations (including by reason of Section 1.7704-1(h)(3)) and (ii) unless the Transferor otherwise determines, "Private Holder" shall not include any holder that would otherwise be considered a Private Holder solely by reason of having acquired a direct or indirect interest in the Trust issued prior to December 4, 1995. Private Holders include, without limitation, the Holders of the Transferor Certificates or any interest therein, the interest of the Servicer and any similar interests in the Trust represented by any other Class of any Series of Certificates issued on or after December 4, 1995. Any Person holding more than one interest in the Trust each of which separately would cause such Person to be a Private Holder shall be treated as a single Private Holder. Each holder of an interest in a Private Holder that is a partnership, S Corporation or a grantor trust under the Internal Revenue Code shall be treated as a Private Holder, unless excepted with the consent of the Transferor.

     "Qualified Institutional Buyer" has the meaning assigned to that term in Rule 144A.

     "Quarterly Excess Spread Percentage" shall mean, with respect to the each Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of the Excess Spread Percentages for such Distribution Date and the immediately preceding two Distribution Dates and the denominator of which is three.

     "Rapid Amortization Period" shall mean the period commencing on the Pay Out Commencement Date and ending on the earlier to occur of (i) the date of termination of the Trust pursuant to
Section  12.1  of  the  Agreement  or  (ii)  the  Series   1999-1
Termination Date.

     "Rate Determination Date" shall mean, with respect to any Interest Accrual Period, the second Business Day before the first day of such Interest Accrual Period.

     "Rating Agency" shall mean (a) for the Class A Certificates, the Class B Certificates and the Class C Certificates, each of Moody's, Fitch and Standard and Poor's and (b) for the Class D Certificates, each of Duff & Phelps Credit Rating Co., Fitch and Standard and Poor's.

     "Reallocated Principal Collections" shall have the meaning specified in Section 4.11(b)(iv).

     "Reimbursement Amount" shall mean the sum of (a) any unreimbursed payments made by an Insurer under the related Policy and (b) all other amounts owed to such Insurer under this Series Supplement or the Insurance Agreement, in each case together with interest on such amounts at the applicable Late Payment Rate.

     "Required Reserve Account Amount" shall mean, with respect to any Distribution Date prior to the Reserve Account Funding Date, $0, and on or after the Reserve Account Funding Date, an amount equal to (a) 0.5% of the Class A Invested Amount subject to accumulation as of the preceding Distribution Date (after giving effect to all changes therein on such date) or (b) any other amount designated by the Transferor, provided that, if such designation is of a lesser amount, the Transferor shall have received written notice from each Rating Agency that such designation will not result in the reduction or withdrawal of the rating of the Series 1999-1 Certificates and shall have delivered copies of each such written notice to the Servicer and the Trustee.

     "Required Spread Account Amount" shall mean, for each Distribution Date commencing with the December 1999 Distribution Date, the product of (a) the Spread Account Percentage in effect for such date and (b) during (i) the Revolving Period or the Scheduled Amortization Period, the Invested Amount, and (ii) during the Rapid Amortization Period, the Invested Amount as of the last day before the beginning of the Rapid Amortization Period; provided, that in no event will the Required Spread Account Amount exceed the Class D Investor Principal Balance (after taking into account any payments to be made on such Distribution Date).

     "Reserve Account" is defined in Section 4.17(a).

     "Reserve Account Funding Date" shall mean the first Business
Day in the Monthly Period which commences no later than 3 months prior to the commencement of any scheduled Accumulation Period.

     "Reserve  Account Surplus" shall mean, as  of  any  Transfer
Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

     "Reserve Draw Amount" is defined in Section 4.17(c).

     "Reset Date" shall mean each day that is: (a) an Additional Cut-off Date; (b) a Removal Date; (c) the last day prior to any day on which a Series is issued; and (d) the last day prior to any day on which there is an increase or decrease in the invested amount of any outstanding Series of Certificates.

     "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the Amortization Period
Commencement Date.

     "Rule 144A" shall mean Rule 144A under the Securities Act, as amended.

     "Scheduled Amortization Period" shall mean, with respect to the Series 1999-1 Certificates, unless a Pay Out Event shall have occurred with respect to such Series prior thereto, the period commencing on the Amortization Period Commencement Date and ending upon the earliest to occur of (a) the payment in full to the Investor Certificateholders of the Invested Amount, (b) the Series 1999-1 Termination Date and (c) the Pay Out Commencement Date.

     "Scheduled  Series 1999-1 Termination Date" shall  mean  the
August 2006 Distribution Date.

     "Senior Facilities Costs" shall mean for any Interest Accrual Period and the Class A Certificates or Class B Certificates, the sum of Class A Interest or Class B Interest, as the case may be, and other amounts specified in the applicable Issuance Supplements; provided that the aggregate Senior Facilities Costs for any Interest Accrual Period may not exceed:

            (i) for the Class A Certificates, the product of (a) the daily average Class A Invested Amount for such Interest Accrual Period, (b) Adjusted LIBOR plus 2.25% and (c) the number of days in such Interest Accrual Period divided by 360 and

          (ii) for the Class B Certificates, the product of (a) the daily average Class B Invested Amount for such Interest Accrual Period, (b) Adjusted LIBOR plus 2.25% and (c) the number of days in such Interest Accrual Period divided by 360;

and  provided further, that greater amounts of Senior  Facilities
Costs may apply if each Rating Agency confirms that doing so will not cause such Rating Agency to downgrade or withdraw its rating on any Class of Certificates.

     "Series Portfolio Correction Distribution Amount" shall mean, with respect to Series 1999-1, the product of (a) the Portfolio Correction Amount and (b) a fraction, the numerator of which is the Floating Allocation Percentage, and the denominator of which is the sum of the floating allocation percentages for each Series which is then in its Revolving Period.

     "Series 1999-1" shall mean the Series of the SRI Receivables
Master Trust represented by the Series 1999-1 Certificates.

     "Series 1999-1 Certificateholder" shall mean the holder of record of any Series 1999-1 Investor Certificate.

     "Series 1999-1 Closing Date" shall mean November 9, 1999.

     "Series 1999-1 Pay Out Event" shall have the meaning specified in Section 8.

     "Series 1999-1 Termination Date" shall mean the earlier to occur of (i) the day after the Distribution Date on which the Series 1999-1 Certificates are paid in full, or (ii) the Scheduled Series 1999-1 Termination Date.

     "Series Servicing Fee Percentage" shall mean 2.0%.

     "Series Supplement" shall have the meaning specified in the first paragraph of the recitals hereto.

     "Series Transferor Finance Charge Collections" shall mean, on any Business Day, the product of (a) the Finance Charge Collections for such Business Day, (b) the Transferor Percentage and (c) a fraction, the numerator of which is the numerator used to calculate the allocation percentage for Series 1999-1 with respect to Finance Charge Collections at the end of the most recent Reset Date and the denominator of which is the sum of the numerators used to calculate the allocation percentages with respect to Finance Charge Collections for all Series outstanding on such Business Day.

     "Series Transferor Principal Collections" shall mean, on any Business Day, the product of (a) the Principal Collections for such Business Day, (b) the Transferor Percentage and (c) a fraction, the numerator of which is the numerator used in determining the Fixed Allocation Percentage at the end of the prior Monthly Period and the denominator of which is the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series outstanding on such Business Day.

     "Servicer" shall have the meaning specified in the first paragraph of the recitals hereto.

     "Servicing Fee" shall mean, for any Monthly Period, an amount equal to the product of (i) one-twelfth, (ii) the Series Servicing Fee Percentage and (iii) the Invested Amount as of the preceding Record Date, or, in the case of the first Distribution Date, the Initial Invested Amount.

     "Shared Principal Collections" shall mean, as the context requires, either (a) the amount allocated to the Series 1999-1 Investor Certificates which, in accordance with subsections 4.8(b) and 4.8(c)(i), may be applied in accordance with Section
4.3(e) of the Agreement or (b) the amounts allocated to the investor certificates (other than Transferor Retained Certificates) of other Series which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1999-1 Investor Certificates.

     "Spread  Account"  shall  have  the  meaning  specified   in
subsection 4.16(a).

     "Spread Account Deficiency" shall mean the excess, if any, of the Required Spread Account Amount over the Available Spread
Account Amount.

     "Spread Account Percentage" shall mean for any Distribution Date commencing with the December 1999 Distribution Date, (a) zero if the Quarterly Excess Spread Percentage on such Distribution Date is greater than or equal to 5.0%, (b)1.5% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 5.0% and greater than or equal to 4.5%, (c) 1.75% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 4.5% and greater than or equal 4.0%, (d) 2.25% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 4.0% and greater than 3.5%, (e) 3.0% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 3.5% and greater than or equal to 3.0%, and (f) 4.0% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 3.0%, provided, that if a Trust Pay Out Event or a Series 1999-1 Pay Out Event is deemed to occur, the Spread Account Percentage shall be 4.0%.

     "Spread  Account Residual Interest Holders" shall  mean  the
Holder  of  the  Transferor  Certificate  or  its  designees   or
assignees.

     "Subordinated Principal Collections" shall mean, for any Monthly Period, the aggregate amount of Principal Collections that were deposited into the Principal Account pursuant to
Section 4.8(c)(ii) or Section 4.8(d)(i) or allocated and paid to the Holder of the Exchangeable Transferor Certificate pursuant to
Section 4.8(b)(ii) during that Monthly Period.

     "Telerate Page 3750" shall mean the display page designated as such at the Series 1999-1 Closing Date on the Bridge Information Systems Telerate Service (or such other page as may replace such page on such service for the purpose of displaying comparable rates or prices).

     "Transferor" shall have the meaning specified in the first paragraph of the recitals hereto.

     "Transferor  Retained  Certificates"  shall  mean   investor
certificates of any Series, including the Class E Certificates, which the Transferor is required to retain, but only for so long as the Transferor is the Holder of such Certificates.

     "Trustee" shall have the meaning specified in the first paragraph of the recitals hereto.

     "Uncovered Dilution Amount" shall mean, for each Business Day, an amount equal to the lesser of (a) the aggregate Adjustment Payments required to be deposited in the Collection Account on that Business Day pursuant to Section 3.8(a) of the Agreement that have not been made and (b) the amount, if any, by which the Transferor Interest is less than zero on such Business Day, after giving effect to the event that gave rise to the requirement that the unmade Adjustment Payment be made.

     "VFCs" shall mean the Class A VFCs and the Class B VFCs, collectively.

     SECTION 3. Reassignment Terms. The Class A Certificates, Class B Certificates, Class C Certificates and Class D Certificates shall be subject to repurchase by the Servicer at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the sum of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount is reduced to an amount less than or equal to 10% of the sum of the highest combined Class A
Invested Amount, the Class B Invested Amount, the Class C Invested Amount and Class D Invested Amount at any time during the Revolving Period. The deposit required in connection with any such repurchase and final distribution shall be equal to the sum of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount, plus any accrued and unpaid interest on the Certificates and other Facilities Costs through the day prior to the Distribution Date on which the final distribution occurs, plus any unpaid Reimbursement Amounts. The deposit required to be made in connection with a sale or repurchase of the Receivables as set forth  in  Section  2.4(e), 9.2, 10.2(a), 12.1  or  12.2  of  the
Agreement shall, unless otherwise specified in the Agreement, be equal to the sum of the Class A Invested Amount, the Class B
Invested Amount, the Class C Invested Amount and the Class D Invested Amount plus any accrued and unpaid interest on the Certificates and other Facilities Costs plus all unpaid
Reimbursement Amounts through the day prior to the Distribution Date on which the final distribution occurs.

     SECTION 4. Delivery and Payment for the Series 1999-1 Certificates. The Transferor shall execute and deliver the Class A Certificates, the Class B Certificates and the Class E Certificates to the Trustee for authentication in accordance with
Section 6.1 of the Agreement. The Trustee shall deliver the Class A Certificates, the Class B Certificates and the Class E Certificates to or upon the order of the Transferor when authenticated in accordance with Section 6.2 of the Agreement.

     SECTION   5.       Form   of  Delivery  of   Series   1999-1
Certificates.

     (a) The Class A Certificates and the Class B Certificates shall be delivered in the form and in such minimum denominations specified in the applicable Issuance Supplement.

     (b)   On  the  closing date, each purchaser of the  Class  C
Certificates   and   the  Class  D  Certificates   will   receive
confirmation of its interest in the applicable Certificates.

     (c) The Class C Certificates and the Class D Certificates shall be issued in uncertificated form in denominations of $2,000,000 and greater integral multiples of $1,000. The Class E Certificates shall be delivered as Registered Certificates as provided in Section 6.1 of the Agreement and not as Book-Entry Certificates.

     (d) The Class C Certificates and the Class D Certificates shall be entitled to the benefits of the Agreement and this
Series Supplement and shall be valid for all purposes, upon receipt by the Trustee of a written instruction of the Transferor to issue the Class C Certificates and the Class D Certificates in the names and in the principal amounts specified in such instruction, the entry of such information in the Book-Entry Register by the Transfer Agent and Registrar and the delivery of confirmations of issuance of the Class C Certificates and the Class D Certificates by the Transfer Agent and Registrar substantially in the form of Exhibit D hereto. Such confirmations shall be conclusive evidence that the Class C Certificates and the Class D Certificates have been duly issued and delivered hereunder. All the Class C Certificates and the Class D Certificates shall be dated the date of the making of an entry relating to the issuance or transfer thereof, as applicable, in the Book-Entry Register.

     (e) On the Closing Date, the Transfer Agent and Registrar shall make entries in the Book-Entry Register and to issue confirmations of the issuance of the Class C Certificates and the Class D Certificates that are issued upon original issuance to or upon the order of the Transferor against payment to the Transferor of the purchase price thereof.

     (f) References in the Agreement or in this Series Supplement to the "authentication of the Investor Certificates" or words to similar effect shall, with respect to the Class C Certificates and the Class D Certificates, be deemed to refer to the making of appropriate entries by the Transfer Agent and Registrar in the Book-Entry Register to evidence the issuance or transfer of the Class C Certificates or the Class D Certificates.

     (g) The Transfer Agent and Registrar shall provide for the registration of the Class C Certificates and the Class D Certificates and of transfers thereof in the Book-Entry Register as provided in Section 6.3(a) of the Agreement with respect to Investor Certificates that are Registered Certificates; provided, that (a) in lieu of surrender of an Investor Certificate for registration of transfer, transfers of Class C Certificates and the Class D Certificates shall be effected as provided herein and
(b) authentication requirements shall not be applicable to the Class C Certificates and the Class D Certificates. Ownership of
Class C Certificates and the Class D Certificates will be evidenced solely by entries in the Book-Entry Register maintained by the Transfer Agent and Registrar on behalf of the Trust.

     (h) The Transfer Agent and Registrar shall record (i) the date, principal amount and transferee with respect to each transfer of an interest in the Class C Certificates or Class D Certificates, as applicable, (ii) the date and amount of each payment of principal of and interest on the Class C Certificates and the Class D Certificates, (iii) for each Interest Accrual Period the Class C Certificate Rate or Class D Certificate Rate (as applicable) applicable to such Interest Accrual Period, in the Book-Entry Register in such manner as is customary for the Transfer Agent and Registrar. The Transfer Agent and Registrar will not be required to register the transfer of Class C Certificates and the Class D Certificates for a period of fifteen days preceding the due date for any payment with respect to the Class C Certificates and the Class D Certificates. A certificate of an officer of the Transfer Agent and Registrar, setting forth in reasonable detail the information so recorded, shall constitute, with respect to each Class C Certificateholder or Class D Certificateholder, prima facie evidence of the accuracy of the information so recorded; provided, that the failure to make any such recording shall not in any way affect the obligations of the Trust to make distributions in respect of the Class C Certificates and the Class D Certificates as provided herein and in the Agreement and this Series Supplement or the obligations of the Transferor or the Servicer under the Agreement or hereunder; provided, further, that the obligation of the Transfer Agent and Registrar to record such information shall not affect the rights of any Class C Certificateholder or Class D Certificateholder to transfer such interest, except that (A) any such transfer, and the right to receive principal or interest hereunder, shall be subject to and conditioned upon the due recordation of such transfer, (B) such transfer shall not be effective prior to such recordation, and (C) the Transfer Agent and Registrar may require a person attempting to transfer such interest to deliver to the Transfer Agent and Registrar a fully executed Investment Letter in the form set forth in Exhibit F executed by the transferee, and the written consent of the Transferor, failing delivery of which the Transfer Agent and Registrar may refuse to register any transfer and no transfer shall be deemed to have occurred. Each Person so recorded as the owner of an interest as described herein shall be deemed and treated as the owner thereof for all purposes, and none of the Trust, the Trustee, the Transferor, the Transfer Agent and Registrar or any other Person shall be affected by notice to the contrary. A Class C Certificateholder or Class D Certificateholder may request that the Transfer Agent and Registrar issue a statement showing such Holder's ownership of Class C Certificates and the Class D Certificates as shown on the Book-Entry Register.

     (i) Transfers of Class C Certificates and the Class D Certificates may be effected only through appropriate entries made in the Book-Entry Register, and subject to the restrictions on transfer of the Class C Certificates and the Class D
Certificates described herein. Class C Certificates and the Class D Certificates will be transferable at the office of the Transfer Agent and Registrar by presenting in writing (which may be facsimile) a properly completed transfer request in the form attached hereto as Exhibit E together with any other documentation required hereunder (including the Investment Letter).

     (j) The Trustee, the Paying Agent, the Transfer Agent, the Insurer and Registrar and any agent of any of them may, prior to due presentation of a request to transfer Class C Certificates and the Class D Certificates on the Book-Entry Register, treat the Person in whose name Class C Certificates and the Class D
Certificates  are  registered  as  the  owner  of  such  Class  C
Certificates and the Class D Certificates for the purpose of receiving distributions pursuant to the terms hereof and for all other purposes whatsoever; and none of the Trustee, the Paying Agent, the Transfer Agent, the Insurer and Registrar or any agent of any of them shall be affected by any notice to the contrary. Notwithstanding the foregoing, in determining whether the Holders of the requisite Investor Certificates have given any request, demand, authorization, direction, notice, consent or waiver under the Agreement or hereunder, Class C Certificates and the Class D Certificates owned by any of the Transferor, the Servicer, any other Holder of a Transferor Certificate, the Trustee or any Affiliate thereof shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Class C Certificates and the Class D Certificates that the Trustee actually knows to be so owned shall be so disregarded. Class C Certificates and the Class D Certificates so owned that have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to so act with respect to such Class C Certificates and the Class D Certificates and that the pledgee is not the Transferor, the Servicer, any other Holder of the Transferor Certificate, the Trustee or any Affiliate thereof.

     (k)  The  provisions  of the Agreement  relating  to  Bearer
Certificates, Book-Entry Certificates, notices to Clearing Agencies, Definitive Certificates and Global Certificates shall not be applicable to the Class C Certificates and the Class D Certificates.

     (l) All rights of action and claims under the Agreement or the Class C Certificates and the Class D Certificates may be prosecuted and enforced by the Trustee without the registration of the Class C Certificates and the Class D Certificates in the name of the Trustee or the possession of any receipt or confirmation relating to any of the Class C Certificates and the Class D Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee.

     (m) Notwithstanding Section 12.3 of the Agreement, final payment with respect to the Class C Certificates and the Class D Certificates shall be made to the Class C Certificateholders and Class D Certificateholders, as applicable, as of the related Record Date. The Trustee will provide notice of the final distribution in respect of the Class C Certificates and the Class D Certificates to the Class C Certificateholders and Class D Certificateholders, as applicable, mailed not later than the fifth day of the month of such final distribution.

     (n) The ownership and transfer, sale or other assignment of any interest in the Class C Certificates and the Class D
Certificates, as applicable, shall be subject to the restrictions described in Section 12.

     SECTION 6. Article IV of Agreement. Sections 4.l, 4.2 and 4.3 of the Agreement shall read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1999-1
Certificates:


                      ARTICLE IV

           RIGHTS OF CERTIFICATEHOLDERS AND
      ALLOCATION AND APPLICATION OF COLLECTIONS

     Section 4.4 Rights of Certificateholders. The Series 1999-1 Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 1999-1 Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and Fixed Allocation Percentage (as applicable from time to time) of Collections available in the Collection Account,
(b) funds allocable to the Series 1999-1 Certificates on deposit in the Equalization Account and (c) funds on deposit in the Interest Funding Account, the Principal Account and the Distribution Account. The Class B Invested Amount, the Class C
Invested Amount, the Class D Invested Amount and the Class E Invested Amount shall be subordinated to the Class A Certificates; the Class C Invested Amount, the Class D Invested Amount and the Class E Invested Amount shall be subordinated to the Class B Certificates; the Class D Invested Amount and the Class E Invested Amount shall be subordinated to the Class C Certificates; and the Class E Invested Amount shall be subordinated to the Class D Certificates, in each case to the extent provided in this Article IV.

     Section 4.5 Collections and Allocation. The Servicer shall apply or shall instruct the Trustee in writing to apply all funds on deposit in the Collection Account and the Equalization Account allocable to the Series 1999-1 Certificates, and all funds on deposit in the Interest Funding Account, the Principal Account and the Distribution Account maintained for this Series, as described in this Article IV. The allocations to be made pursuant to this Article IV also apply to deposits into the Collection Account that are treated as Collections, including Adjustment Payments, payment of the reassignment price pursuant to Section 2.4(e) of the Agreement and proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section 9.2, 10.2(a), 12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement, such deposits to be treated as Collections and to be allocated as Finance Charge Receivables or Principal Receivables as provided in the Agreement.

     Section 4.6 Determination of Monthly Interest. (a) The amount of monthly interest (the "Class A Interest") payable on the Class A Certificates on each Distribution Date shall equal the sum of (x) for any Class A VFCs, the amount specified in the applicable Issuance Supplement and (y) for any other Class A Certificates, the product of (i) the applicable Class A
Certificate Rate, (ii) the principal balance of the Class A Certificates as of the close of business on the first day of the related Interest Accrual Period and (iii) a fraction, the numerator of which is the number of days in the Interest Accrual Period and the denominator of which is 360; provided that the Class A Interest for the first Distribution Date for any Class A Certificates may be specified in the applicable Issuance Supplement.

     On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class A Carrying Cost Shortfall") equal to the excess, if any, of (x) the sum of the Class A Interest and the Senior Facilities Costs relating to the Class A Certificates for the Distribution Date, over
(y) the amount available to be paid to the Class A Certificateholders in respect of such Class A Interest and such Senior Facilities Costs on such Distribution Date. If there is a Class A Carrying Cost Shortfall with respect to any Distribution Date, an additional amount ("Class A Additional Interest") shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class A Carrying Cost Shortfall is paid to the Class A Certificateholders in full. Class A Additional Interest shall accrue on the balance of the Class A Carrying Cost Shortfall relating to any Class A Certificates at the applicable Class A Certificate Rate (or such other rate as may be specified in the applicable Issuance Supplement) during the related Interest
Accrual Period, on the basis of the number of days in that Interest Accrual Period and a year of 360 days. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

     (b) The amount of monthly interest (the "Class B Interest") payable on the Class B Certificates on each Distribution Date shall equal the sum of (x) for any Class B VFCs, the amount specified in the applicable Issuance Supplement and (y) for any other Class B Certificates, the product of (i) the applicable Class B Certificate Rate, (ii) the principal balance of the Class B Certificates as of the close of business on the first day of the related Interest Accrual Period and (iii) a fraction, the numerator of which is the number of days in the Interest Accrual Period and the denominator of which is 360; provided that the Class B Interest for the first Distribution Date for any Class B Certificates may be specified in the applicable Issuance Supplement.

     On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class B Carrying Cost Shortfall") equal to the excess, if any, of (x) the sum of the Class B Interest and the Senior Facilities Costs relating to the Class B Certificates for the Distribution Date, over (y) the amount available to be paid to the Class B Certificateholders in respect of such Class B Interest and such Senior Facilities Costs on such Distribution Date. If there is a Class B Carrying Cost Shortfall with respect to any Distribution Date, an additional amount ("Class B Additional Interest") shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class B Carrying Cost Shortfall is paid to the Class B Certificateholders in full. Class B Additional Interest shall accrue on the balance of the Class B Carrying Cost Shortfall relating to any Class B Certificates at the applicable Class B Certificate Rate (or such other rate as may be specified in the applicable Issuance Supplement) during the related Interest Accrual Period, on the basis of the number of days in that Interest Accrual Period and a year of 360 days. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

     (c) The amount of monthly interest (the "Class C Interest") payable on the Class C Certificates on each Distribution Date shall equal the product of (i) the applicable Class C Certificate Rate, (ii) the principal balance of the Class C Certificates as of the close of business on the first day of the related Interest Accrual Period and (iii) a fraction, the numerator of which is the number of days in the Interest Accrual Period and the denominator of which is 360.

     On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class C Interest Shortfall") equal to the excess, if any, of (x) the Class C Interest for the Distribution Date, over (y) the amount available to be paid to the Class C Certificateholders in respect of such Class C Interest on such Distribution Date. If there is a Class C Interest Shortfall with respect to any Distribution Date, an additional  amount  ("Class  C  Additional  Interest")  shall  be payable as provided herein with respect to the Class C Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class C Interest Shortfall is paid to Class C
Certificateholders in full, equal to the product of (A) the applicable Class C Certificate Rate, (B) such Class C Interest Shortfall remaining unpaid and (C) a fraction, the numerator of which is the number of days in the related Interest Accrual Period and the denominator of which is 360. Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to Class C Certificateholders only to the extent permitted by applicable law.

     (d) The amount of monthly interest (the "Class D Interest") payable on the Class D Certificates on each Distribution Date shall equal the product of (i) the applicable Class D Certificate Rate, (ii) the principal balance of the Class D Certificates as of the close of business on the first day of the related Interest Accrual Period and (iii) a fraction, the numerator of which is the number of days in the Interest Accrual Period and the denominator of which is 360.

     On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class D Interest Shortfall") equal to the excess, if any, of (x) the Class D Interest for the Distribution Date, over (y) the amount available to be paid to the Class D Certificateholders in respect of such Class D Interest on such Distribution Date (including pursuant to
Section 4.16 and the Policy). If there is a Class D Interest Shortfall with respect to any Distribution Date, an additional amount ("Class D Additional Interest") shall be payable as provided herein with respect to the Class D Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class D Interest Shortfall is paid to Class D Certificateholders in full, equal to the product of (A) the applicable Class D Certificate Rate,
(B) such Class D Interest Shortfall remaining unpaid and (C) a fraction, the numerator of which is the number of days in the related Interest Accrual Period and the denominator of which is
360.  Notwithstanding anything to the contrary  herein,  Class  D
Additional Interest shall be payable or distributed to Class D Certificateholders only to the extent permitted by applicable law.

     Section 4.7 Determination of Principal Amounts. No principal shall be distributable on the Series 1999-1 Certificates during the Revolving Period except that payments of principal may be made on any Class A VFCs and Class B VFCs as specified in the applicable Issuance Supplements. During the Scheduled Amortization Period or the Rapid Amortization Period, the amount of principal distributable on each Distribution Date shall be determined as follows:

     (a) The amount of monthly principal distributable on all or any portion of the Class A Certificates on each
Distribution Date or required to be deposited into an Accumulation Account ("Class A Principal"), beginning with the
Distribution Date following the month in which the Scheduled Amortization Period or, if earlier, the Rapid Amortization Period, begins, shall be equal to the least of (i) the Available Principal Collections with respect to the related Monthly Period,
(ii) for each Distribution Date with respect to the Scheduled Amortization Period, the amount specified in the applicable Issuance Supplement and (iii) for each Distribution Date with respect to the Rapid Amortization Period, the Class A Invested Amount prior to any distributions on such Distribution Date.

     (b) The amount of monthly principal distributable on the Class B Certificates (the "Class B Principal") shall be zero until the Distribution Date that is the Class B Principal Payment Commencement Date and on such Distribution Date and each Distribution Date thereafter shall equal the least of (i) the amount specified in the applicable Issuance Supplement, (ii) the excess, if any, of (A) the Available Principal Collections with respect to the related Monthly Period, over (B) any Class A
Principal for such Distribution Date, and (iii) the Class B Invested Amount (after taking into account any adjustments to be made on such Distribution Date pursuant to Section 4.11) on such Distribution Date.

     (c) The amount of monthly principal distributable on the Class C Certificates (the "Class C Principal") shall be zero until the Distribution Date that is the Class C Principal Payment Commencement Date and on such Distribution Date and each Distribution Date thereafter shall equal the lesser of (i) the excess, if any, of (A) the Available Principal Collections with respect to the related Monthly Period, over (B) any Class A Principal and Class B Principal for such Distribution Date, and
(ii) the Class C Invested Amount (after taking into account any adjustments to be made on such Distribution Date pursuant to
Section 4.11) on such Distribution Date.

     (d) The amount of monthly principal distributable on the Class D Certificates (the "Class D Principal") shall be zero until the Distribution Date that is the Class D Principal Payment Commencement Date and on such Distribution Date and each Distribution Date thereafter shall equal the lesser of (i) the excess, if any, of (A) the Available Principal Collections with respect to the related Monthly Period, over (B) any Class A Principal, Class B Principal and Class C Principal for such Distribution Date, and (ii) the Class D Invested Amount (after taking into account any adjustments to be made on such Distribution Date pursuant to Section 4.11) on such Distribution Date.

     (e) The amount of monthly principal distributable on the Class E Certificates (the "Class E Principal") shall be zero until the Distribution Date that is the Class E Principal Payment Commencement Date and on such Distribution Date and each Distribution Date thereafter shall equal the lesser of (i) the excess, if any, of (A) the Available Principal Collections with respect to the related Monthly Period, over (B) any Class A
Principal,  Class  B  Principal, Class C Principal  and  Class  D
Principal for such Distribution Date, and (ii) the Class E Invested Amount (after taking into account any adjustments to be made on such Distribution Date pursuant to Section 4.11) on such Distribution Date.

     Section 4.8 Application of Funds on Deposit in the Collection Account for the Certificates. (a) On each Business Day, the Servicer shall deliver to the Trustee and the Insurer a Daily Report in which it shall instruct the Trustee to, and the Trustee, acting in accordance with such instructions shall, withdraw the Available Series 1999-1 Finance Charge Collections from the Collection Account and apply the same as follows, in each case to the extent of such funds available after giving effect to all of the prior applications:

          (i) Class A Carrying Costs. Deposit into the Interest Funding Account for distribution on the related Distribution Date to the Class A Certificateholders an amount equal to the excess of (A) the Class A Carrying Cost Target for the related Distribution Date, over (B) any amounts with respect thereto previously deposited into the Interest Funding
     Account on any prior Business Day during such Monthly Period. If the actual Class A Carrying Costs for the related Distribution Date can be determined with certainty by the Servicer, and the aggregate amount of funds so deposited in any Monthly Period exceeds the actual Class A Carrying Costs for the related Distribution Date, then the excess funds shall be withdrawn from the Interest Funding Account and applied to the items specified below in this Section 4.8(a) with respect to the related Monthly Period or Interest Accrual Period.

          (ii) Class B Carrying Costs. Deposit into the Interest Funding Account for distribution on the related Distribution Date to the Class B Certificateholders an amount equal to the excess of (A) the Class B Carrying Cost Target for the related Distribution Date, over (B) any amounts with respect thereto previously deposited into the Interest Funding
     Account on any prior Business Day during such Monthly Period. If the actual Class B Carrying Costs for the related Distribution Date can be determined with certainty by the Servicer, and the aggregate amount of funds so deposited in any Monthly Period exceeds the actual Class B Carrying Costs for the related Distribution Date, then the excess funds shall be withdrawn from the Interest Funding Account and applied to the items specified below in this
     Section 4.8(a) with respect to the related Monthly Period or Interest Accrual Period.

          (iii) Investor Servicing Fee. On each Business Day on which SRI or an Affiliate of SRI is not the Servicer, distribute to the Servicer an amount equal to the excess of
     (A) the Servicing Fee for such Monthly Period, plus any unpaid Servicing Fees from prior Monthly Periods, over
     (B) any amounts with respect thereto previously distributed to the Servicer on any prior Business Day during such Monthly Period.

          (iv)  Class  A  Investor Default  Amount  and  Class  A
     Uncovered Dilution Amount. During the Revolving Period, treat as Shared Principal Collections, and during the Amortization Period, deposit in the Principal Account and treat as part of the Available Principal Collections on the related Distribution Date, an amount equal to the sum of
     (A) the Class A Investor Default Amount for such Business Day, plus (B) any unpaid Class A Investor Default Amount for any previous Business Day during such Monthly Period, plus
     (C) the Class A Uncovered Dilution Amount for such Business Day, plus (D) any unpaid Class A Uncovered Dilution Amount for any previous Business Day during such Monthly Period.

          (v) Reimbursement of Class A Investor Charge-Offs. During the Revolving Period, treat as Shared Principal Collections and during the Amortization Period, deposit in the Principal Account and treat as part of the Available Principal Collections on the related Distribution Date, an amount equal to the unreimbursed Class A Investor Charge-Offs.

          (vi)  Class  B  Investor Default  Amount  and  Class  B
     Uncovered Dilution Amount. During the Revolving Period, treat as Shared Principal Collections, and during the Amortization Period, deposit in the Principal Account and treat as part of the Available Principal Collections on the related Distribution Date, an amount equal to the sum of
     (A) the Class B Investor Default Amount for such Business Day, plus (B) any unpaid Class B Investor Default Amount for any previous Business Day during such Monthly Period, plus
     (C) the Class B Uncovered Dilution Amount for such Business Day, plus (D) any unpaid Class B Uncovered Dilution Amount for any previous Business Day during such Monthly Period.

          (vii) Reimbursement of Class B Investor Charge-Offs. During the Revolving Period, treat as Shared Principal Collections and during the Amortization Period, deposit in the Principal Account and treat as part of the Available Principal Collections on the related Distribution Date, an amount equal to the unreimbursed Class B Investor Charge-Offs.

          (viii) Class C Interest. Deposit into the Interest Funding Account for distribution on the related Distribution Date to the Class C Certificateholders an amount equal to the excess of (A) the sum of Class C Interest and Carryover Class C Interest for the related Distribution Date, over
     (B) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period.

          (ix)  Class  C  Investor Default  Amount  and  Class  C
     Uncovered Dilution Amount. During the Revolving Period, treat as Shared Principal Collections, and during the Amortization Period, deposit in the Principal Account and treat as part of the Available Principal Collections on the related Distribution Date, an amount equal to the sum of
     (A) the Class C Investor Default Amount for such Business Day, plus (B) any unpaid Class C Investor Default Amount for any previous Business Day during such Monthly Period, plus
     (C) the Class C Uncovered Dilution Amount for such Business Day, plus (D) any unpaid Class C Uncovered Dilution Amount for any previous Business Day during such Monthly Period.

          (x) Reimbursement of Class C Investor Charge-Offs. During the Revolving Period, treat as Shared Principal Collections and during the Amortization Period, deposit in the Principal Account and treat as part of the Available Principal Collections on the related Distribution Date, an amount equal to the unreimbursed Class C Investor Charge-Offs.

          (xi) Class D Interest. Deposit into the Interest Funding Account for distribution on the related Distribution Date first to the Class D Certificateholders and then to the Insurer (as Insurance Premium and Reimbursement Amounts), as applicable, an amount equal to the excess of (A) the sum of
     (X) Class D Interest and Carryover Class D Interest for the related Distribution Date, (Y) the Insurance Premium for the related Distribution Date and (Z) any outstanding Reimbursement Amount, over (B) any amounts with respect thereto previously deposited into the Interest Funding
     Account  on  any  prior  Business Day  during  such  Monthly
     Period.

          (xii) Class D Investor Default Amount and Class D Uncovered Dilution Amount. During the Revolving Period, treat as Shared Principal Collections, and during the Amortization Period, deposit in the Principal Account and treat as part of the Available Principal Collections on the related Distribution Date, an amount equal to the sum of
     (A) the Class D Investor Default Amount for such Business Day, plus (B) the unpaid Class D Investor Default Amount for any previous Business Day during such Monthly Period, plus
     (C) the Class D Uncovered Dilution Amount for such Business Day, plus (D) Class D Uncovered Dilution Amount for any previous Business Day during such Monthly Period.

          (xiii) Reimbursement of Class D Investor Charge-Offs. During the Revolving Period, treat as Shared Principal Collections and during the Amortization Period, deposit in the Principal Account and treat as part of the Available Principal Collections on the related Distribution Date, an amount equal to the unreimbursed Class D Investor Charge-Offs.

          (xiv) Class E Interest. Deposit into the Interest Funding Account for distribution on the related Distribution Date to the Class E Certificateholders an amount equal to the excess of (A) the sum of interest payable on the Class E Certificates and Carryover Class E Interest for the related Distribution Date, over (B) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period.

          (xv)  Class  E  Investor Default  Amount  and  Class  E
     Uncovered Dilution Amount. During the Revolving Period, treat as Shared Principal Collections, and during the Amortization Period, deposit in the Principal Account and treat as part of the Available Principal Collections on the related Distribution Date, an amount equal to the sum of
     (A) the Class E Investor Default Amount for such Business Day, plus (B) any unpaid Class E Investor Default Amount for any previous Business Day during such Monthly Period, plus
     (C) the Class E Uncovered Dilution Amount for such Business Day, plus (D) any Class E Uncovered Dilution Amount for any previous Business Day during such Monthly Period.

          (xvi) Reimbursement of Class E Investor Charge-Offs. During the Revolving Period, treat as Shared Principal Collections and during the Amortization Period, deposit in the Principal Account and treat as part of the Available Principal Collections on the related Distribution Date, an amount equal to the unreimbursed Class E Investor Charge-Offs.

          (xvii)     Reserve  Account.   Apply  as  provided   in
     Section 4.17.

          (xviii)   Mezzanine Facilities Costs.  Deposit into the
     Interest  Funding Account an amount equal to  the  Mezzanine
     Facilities Costs for the related Distribution Date.

          (xix)      Spread Account. Apply as provided in Section
     4.16.

          (xx) Junior Facilities Costs. Deposit into the Interest
     Funding  Account  an amount equal to the  Junior  Facilities
     Costs for the related Distribution Date.

          (xxi) Investor Servicing Fee. If SRI or an Affiliate of SRI is the Servicer, distribute to the Servicer the sum of (A) the Investor Servicing Fee accrued since the preceding Business Day, plus (B) any Investor Servicing Fee due with respect to any prior Business Day but not distributed to the Servicer.

          (xxii) Excess Finance Charge Collections. Any Available Series 1999-1 Finance Charge Collections remaining in the Collection Account or amounts released from the Interest Funding Account pursuant to the second sentence of
     Section 4.8(a)(i) or (ii) and not required for the applications listed in Sections 4.8(a)(ii) through (xxi) shall be treated as Excess Finance Charge Collections, and the Servicer shall direct the Trustee in writing on each Business Day to make such amounts available to pay to
     Certificateholders of other Series to the extent of shortfalls, if any, in amounts payable to such Certificateholders from Finance Charge Collections (but not from Excess Finance Charge Collections) allocated to such other Series; provided, however, that on any Business Day during any Rapid Amortization Period, the Trustee shall deposit any Series 1999-1 Finance Charge Collections remaining in the Collection Account and any remaining amounts released from the Interest Funding Account pursuant to the second sentence of Section 4.8(a)(i) or (ii), into the Interest Funding Account and shall add such funds to the Available Series 1999-1 Finance Charge Collections on each subsequent Business Day in such Monthly Period until the last Business Day of the related Monthly Period, when the aggregate amount of such remaining Available Series 1999-1 Finance Charge Collections shall be distributed as Excess Finance Charge Collections in accordance with this subsection (xxii) (without giving effect to this proviso).

     (b)  On each Business Day in the Revolving Period:

          (i) Class A Principal Collections. Except as otherwise provided in any Issuance Supplement, funds on deposit in the Collection Account to the extent of the product of the Class A Floating Allocation Percentage and Principal
     Collections with respect to such Business Day shall be treated as Shared Principal Collections and applied pursuant to the written direction of the Servicer in the Daily Report for such Business Day.

          (ii) Class B, Class C, Class D and Class E Principal Collections. Except as otherwise provided in any Issuance Supplement, funds on deposit in the Collection Account to the extent of the product of (i) the sum of the Class B Floating Allocation Percentage, the Class C Floating Allocation Percentage, the Class D Floating Allocation
     Percentage and the Class E Floating Allocation Percentage and (ii) Principal Collections with respect to such Business Day shall be allocated and paid to the Holder of the Exchangeable Transferor Certificate pursuant to (and subject to the limitations stated in) Section 4.3(b).

     Notwithstanding the foregoing: (x) amounts payable to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.8(b)(ii) shall instead be deposited in the Equalization Account to the extent necessary to prevent the Transferor Interest from being less than the Minimum Transferor Interest; and (y) the Holder of the Exchangeable Transferor Certificate shall be required to make amounts allocated and paid to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.8(b)(ii) available for use in the following priority: first as Reallocated Principal Collections, and second as Shared Principal Collections, in each case to the extent needed for that purpose on the related Transfer Date.

     (c) On each Business Day on and after the Amortization Period Commencement Date until the Monthly Period after the Monthly Period in which sufficient funds are deposited into the Accumulation Account and Principal Account collectively to reduce the Class A Adjusted Invested Amount and, if the Class B Expected Final Payment Date is the same as the Class A Expected Final Payment Date, the Class B Invested Amount to zero on the related Distribution Date:

          (i) Class A Principal Collections. Funds on deposit in the Collection Account to the extent of the product of
     (A) the Class A Fixed Allocation Percentage and (B) the amount of Principal Collections available in the Collection Account with respect to such Business Day shall (x) first be deposited into the Principal Account until the amount so deposited pursuant to subsections 4.8(c)(i), 4.8(c)(ii) and 4.8(c)(iii) during any Monthly Period equals the Monthly Principal for the related Distribution Date and (y) thereafter be treated as Shared Principal Collections.

          (ii) Class B, Class C, Class D and Class E Principal Collections. Funds on deposit in the Collection Account to the extent of the product of (A) the sum of the Class B Fixed Allocation Percentage, the Class C Fixed Allocation Percentage, the Class D Fixed Allocation Percentage and the Class E Fixed Allocation Percentage and (B) the amount of Principal Collections available in the Collection Account with respect to such Business Day shall (x) first be deposited into the Principal Account until the amount so deposited pursuant to subsections 4.8(c)(i), 4.8(c)(ii) and 4.8(c)(iii) during any Monthly Period equals the Monthly Principal for the related Distribution Date and (y)
     thereafter be allocated and paid to the Holder of the Exchangeable Transferor Certificate pursuant to (and subject to the limitations stated in) Section 4.3(b).

          (iii) Series Transferor Principal Collections. If such day falls in the Scheduled Amortization Period, funds on deposit in the Collection Account representing the Series Transferor Principal Collections shall be deposited into the Principal Account until the amount so deposited pursuant to subsections 4.8(c)(i), 4.8(c)(ii) and 4.8(c)(iii) during any Monthly Period equals the Monthly Principal for the related Distribution Date. Any additional Series Transferor Principal Collections for such Monthly Period shall be allocated and paid to the Holder of the Exchangeable Transferor Certificate pursuant to (and subject to the limitations stated in) Section 4.3(b).

     Notwithstanding the foregoing: (x) amounts payable to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.8(c)(ii) shall instead be deposited in the Equalization Account to the extent necessary to prevent the Transferor Interest from being less than the Minimum Transferor Interest; and (y) the Holder of the Exchangeable Transferor Certificate shall be required to make amounts allocated and paid to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.8(c)(ii) available for use in the following priority: first as Reallocated Principal Collections, and second as Shared Principal Collections, in each case to the extent needed for that purpose on the related Transfer Date.

     (d) On each Business Day on and after the Amortization Period Commencement Date and after the Monthly Period in which sufficient funds are deposited into the Accumulation Account and the Principal Account collectively to reduce the Class A Adjusted Invested Amount and, if the Class B Expected Final Payment Date is the same as the Class A Expected Final Payment Date, the Class B Invested Amount to zero on the related Distribution Date:

          (i) Investor Principal Collections. Funds on deposit in the Collection Account to the extent of the product of
     (A) the Fixed Allocation Percentage and (B) the amount of Principal Collections available in the Collection Account with respect to such Business Day shall (x) first be deposited into the Principal Account until the amount so deposited pursuant to subsections 4.8(d)(i) and 4.8(d)(ii) during any Monthly Period equals the Monthly Principal and
     (y) thereafter be treated as Shared Principal Collections.

          (ii) Series Transferor Principal Collections. If such Business Day falls in the Scheduled Amortization Period, funds on deposit in the Collection Account representing the Series Transferor Principal Collections shall be deposited into the Principal Account until the amount so deposited pursuant to subsections 4.8(d)(i) and 4.8(d)(ii) during any Monthly Period equals the Monthly Principal for the related Distribution Date. Any additional Series Transferor Principal Collections for such Monthly Period shall be allocated and paid to the Holder of the Exchangeable Transferor Certificate pursuant to (and subject to the limitations stated in) Section 4.3(b).

     (e) Prior to the Amortization Period Commencement Date, pursuant to subsection 4.3(e) of the Agreement, the Transferor may at its option, or shall be required to, in each case to the extent specified in the applicable Issuance Supplement, apply Shared Principal Collections, after the applications with respect thereto specified in the provisions of subsection 4.3(e) of the Agreement, to make payments of principal or deposits to the Principal Account with respect to the Class A Certificates and Class B Certificates. Such Shared Principal Collections allocat ed to the Series 1999-1 Certificates may be applied on each Busi ness Day with respect to the Revolving Period, at the option of the Transferor and in an amount to be determined by the Transferor, to make deposits to the Principal Account, for payment as provided in Sections 4.13 and 5.1.

     (f) On the first Business Day following the occurrence of a Portfolio Imbalance Event, funds on deposit in the Equalization Account shall, in accordance with written instructions from the Servicer, be deposited in the Principal Account and allocated to Series 1999-1 to the extent of the Series Portfolio Correction Distribution Amount.

     Section 4.9    Determination of Required Amounts.

     (a) On each Business Day, the Servicer shall determine the amount (the "Daily Required Amount"), if any, by which (x) the sum of (i) the Class A Carrying Cost Target for the related Distribution Date, (ii) the Class B Carrying Cost Target for the related Distribution Date, (iii) the Servicing Fee for the current Monthly Period, plus any unpaid Servicing Fees from prior Monthly Periods, (iv) the sum of (A) the Class A Investor Default Amount for such Business Day, plus (B) any unpaid Class A Investor Default Amount for any previous Business Day during such Monthly Period, plus (C) the Class A Uncovered Dilution Amount for such Business Day, plus (D) any unpaid Class A Uncovered Dilution Amount for any previous Business Day during such Monthly Period, (v) any unreimbursed Class A Investor Charge-Offs, (vi) the sum of (A) the Class B Investor Default Amount for such Business Day, plus (B) any unpaid Class B Investor Default Amount for any previous Business Day during such Monthly Period, plus
(C) the Class B Uncovered Dilution Amount for such Business Day, plus (D) any unpaid Class B Uncovered Dilution Amount for any previous Business Day during such Monthly Period, (vii) any unreimbursed Class B Investor Charge-Offs, (viii) the sum of Class C Interest and any Carryover Class C Interest for the
related Distribution Date, (ix) the sum of (A) the Class C Investor Default Amount for such Business Day, plus (B) any unpaid Class C Investor Default Amount for any previous Business Day during such Monthly Period, plus (C) the Class C Uncovered Dilution Amount for such Business Day, plus (D) any unpaid Class C Uncovered Dilution Amount for any previous Business Day during such Monthly Period, (x) any unreimbursed Class C Investor Charge-Offs, (xi) the sum of Class D Interest, any Carryover Class D Interest, the Insurance Premium and any unpaid Reimbursement Amounts for the related Distribution Date, (xii) the sum of (A) the Class D Investor Default Amount for such Business Day, plus (B) the unpaid Class D Investor Default Amount for any previous Business Day during such Monthly Period, plus
(C) the Class D Uncovered Dilution Amount for such Business Day, plus (D) Class D Uncovered Dilution Amount for any previous Business Day during such Monthly Period, (xiii) any unreimbursed Class D Investor Charge-Offs, (xiv) the sum of (A) the Class E Investor Default Amount for such Business Day, plus (B) any unpaid Class E Investor Default Amount for any previous Business Day during such Monthly Period, plus (C) the Class E Uncovered Dilution Amount for such Business Day, plus (D) any Class E Uncovered Dilution Amount for any previous Business Day during such Monthly Period, (xv) any unreimbursed Class E Investor
Charge-Offs and (xvi) Mezzanine Facilities Costs and Junior Facilities Costs exceeds (y) the net amount applied with respect to such amounts from Available Series 1999-1 Finance Charge Collections on such Business Day and all prior Business Days in the same Monthly Period and applied pursuant to Section 4.10 on all prior Business Days in the same Monthly Period.

     (b) On each Determination Date, the Servicer shall determine the amount (the "Monthly Class A Required Amount"), if any, by which (x) the sum of (i) the sum of Class A Carrying
Costs for the related Distribution Date, (ii) the Class A Floating Allocation Percentage of the sum of the Servicing Fee for the related Monthly Period, plus any unpaid Servicing Fees from prior Monthly Periods (the "Class A Servicing Fee Share") and (iii) Mezzanine Facilities Costs relating to the Class A Certificates, exceeds (y) the net amount deposited with respect to such amounts from Available Series 1999-1 Finance Charge Collections, Excess Finance Charge Collections and Series Transferor Finance Charge Collections pursuant to Sections 4.8(a) and 4.10 during the related Monthly Period.

     (c) On each Determination Date, the Servicer shall determine the amount (the "Monthly Class B Required Amount"), if any, by which (x) the sum of (i) the sum of Class B Carrying
Costs for the related Distribution Date, (ii) the Class B Floating Allocation Percentage of the sum of the Servicing Fee for the related Monthly Period, plus any unpaid Servicing Fees from prior Monthly Periods (the "Class B Servicing Fee Share") and (iii) Mezzanine Facilities Costs relating to the Class B Certificates, exceeds (y) the net amount deposited with respect to such amounts from Available Series 1999-1 Finance Charge Collections, Excess Finance Charge Collections and Series Transferor Finance Charge Collections pursuant to Sections 4.8(a) and 4.10 during the related Monthly Period.

     (d) On each Determination Date, the Servicer shall determine the amount (the "Monthly Class C Required Amount"), if any, by which (x) the sum of (i) the sum of Class C Interest and any Carryover Class C Interest for the related Distribution Date, and (ii) the Class C Floating Allocation Percentage of the sum of the Servicing Fee for the related Monthly Period, plus any unpaid Servicing Fees from prior Monthly Periods (the "Class C Servicing Fee Share"), exceeds (y) the net amount deposited with respect to such amounts from Available Series 1999-1 Finance Charge
Collections, Excess Finance Charge Collections and Series Transferor Finance Charge Collections pursuant to Sections 4.8(a) and 4.10 during the related Monthly Period.

     (e) On each Determination Date, the Servicer shall determine the amount (the "Monthly Class D Required Amount"), if any, by which (x) the sum of (i) the sum of Class D Interest, any Carryover Class D Interest, the Insurance Premium and any unpaid Reimbursement Amounts for the related Distribution Date, and
(ii) the Class D Floating Allocation Percentage of the sum of the Servicing Fee for the related Monthly Period, plus any unpaid Servicing Fees from prior Monthly Periods (the "Class D Servicing Fee Share"), exceeds (y) the net amount deposited with respect to such amounts from Available Series 1999-1 Finance Charge
Collections, Excess Finance Charge Collections and Series Transferor Finance Charge Collections pursuant to Sections 4.8(a) and 4.10 during the related Monthly Period.

     Section 4.10 Daily Applications of Excess Finance Charge Collections and Series Transferor Finance Charge Collections. If on any Business Day the Daily Required Amount is greater than zero, the Servicer shall apply Excess Finance Charge Collections allocated to Series 1999-1 and Series Transferor Finance Charge Collections to cover the Daily Required Amount by applying such funds to any uncovered amounts in the priority listed in Section 4.8(a). In addition, if on any Business Day, the Daily Required Amount is greater than the amount of Excess Finance Charge Collections allocated to Series 1999-1 and Series Transferor Finance Charge Collections, and any Finance Charge Collections allocable to Series 1999-1 have been released to the Transferor on any earlier Business Day in the same Monthly Period, then the Transferor shall make an amount equal to the amount so released (and not previously made available pursuant to this sentence) to cover the Daily Required Amount by applying such funds to any uncovered amounts in the priority listed in Section 4.8(a).

     Excess Finance Charge Collections allocated to the Series 1999-1 Certificates for any Business Day shall mean an amount equal to the product of (x) Excess Finance Charge Collections available from all other Series for such Business Day and (y) a fraction, the numerator of which is the Daily Required Amount for such Business Day and the denominator of which is the aggregate amount of shortfalls in required amounts or other amounts to be paid from Finance Charge Collections for all Series for such Business Day.

     Section   4.11     Investor  Charge-Offs;  Reallocation   of
Principal Collections.

     (a) On or before each Transfer Date, the Servicer shall take the following steps:

          (i) The Servicer shall calculate the sum of the Class E Investor Default Amounts and the Class E Uncovered Dilution Amounts for all Business Days in the related
     Monthly  Period  (such  sum being  the  "Class  E  Reduction
     Amount"). If on any Transfer Date, the Class E Reduction Amount for the prior Monthly Period exceeds the sum of the amounts allocated with respect thereto pursuant to Sections 4.8(a)(xv) and 4.10 with respect to such Monthly Period, the Class E Invested Amount will be reduced by the amount of such excess, but not below zero, on such Transfer Date. Any such reduction shall be taken into account prior to any further reductions called for below.

          (ii) The Servicer shall calculate the sum of the Class D Investor Default Amounts and the Class D Uncovered Dilution Amounts for all Business Days in the related
     Monthly  Period  (such  sum being  the  "Class  D  Reduction
     Amount"). If on any Transfer Date, the Class D Reduction Amount for the prior Monthly Period exceeds the sum of the amounts allocated with respect thereto pursuant to Sections 4.8(a)(xii) and 4.10 with respect to such Monthly Period, the Class E Invested Amount will be reduced by the amount of such excess, but not below zero, on such Transfer Date. If such reduction would cause the Class E Invested Amount to be a negative number, the Class E Invested Amount will be reduced to zero, and the Class D Invested Amount will be reduced by the amount by which the Class E Invested Amount would have been reduced below zero, but shall not be reduced below zero itself. Any such reduction shall be taken into account prior to any further reductions called for below.

          (iii) The Servicer shall calculate the sum of the Class C Investor Default Amounts and the Class C Uncovered Dilution Amounts for all Business Days in the related
     Monthly  Period  (such  sum being  the  "Class  C  Reduction
     Amount"). If on any Transfer Date, the Class C Reduction Amount for the prior Monthly Period exceeds the sum of the amounts allocated with respect thereto pursuant to Sections 4.8(a)(ix) and 4.10 with respect to such Monthly Period, the Class E Invested Amount will be reduced by the amount of such excess, but not below zero, on such Transfer Date. If such reduction would cause the Class E Invested Amount to be a negative number, the Class E Invested Amount will be reduced to zero, and the Class D Invested Amount will be reduced by the amount by which the Class E Invested Amount would have been reduced below zero, but shall not be reduced below zero itself. If such reduction would cause the Class D Invested Amount to be a negative number, the Class D
     Invested Amount will be reduced to zero, and the Class C Invested Amount will be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but shall not be reduced below zero itself. Any such reductions shall be taken into account prior to any further reductions called for below.

          (iv) The Servicer shall calculate the sum of the Class B Investor Default Amounts and the Class B Uncovered Dilution Amounts for all Business Days in the related
     Monthly  Period  (such  sum being  the  "Class  B  Reduction
     Amount"). If on any Transfer Date, the Class B Reduction Amount for the prior Monthly Period exceeds the sum of the amounts allocated with respect thereto pursuant to Sections 4.8(a)(vi) and 4.10 with respect to such Monthly Period, the Class E Invested Amount will be reduced by the amount of such excess, but not below zero, on such Transfer Date. If such reduction would cause the Class E Invested Amount to be a negative number, the Class E Invested Amount will be reduced to zero, and the Class D Invested Amount will be reduced by the amount by which the Class E Invested Amount would have been reduced below zero, but shall not be reduced below zero itself. If such reduction would cause the Class D Invested Amount to be a negative number, the Class D
     Invested Amount will be reduced to zero, and the Class C Invested Amount will be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but shall not be reduced below zero itself. If such reduction would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but shall not be reduced below zero itself. Any such reductions shall be taken into account prior to any further reductions called for below.

          (v) The Servicer shall calculate the sum of the Class A Investor Default Amounts and the Class A Uncovered Dilution Amounts for all Business Days in the related
     Monthly  Period  (such  sum being  the  "Class  A  Reduction
     Amount"). If on any Transfer Date, the Class A Reduction Amount for the prior Monthly Period exceeds the sum of the amounts allocated with respect thereto pursuant to Sections 4.8(a)(iv) and 4.10 with respect to such Monthly Period, the Class E Invested Amount will be reduced by the amount of such excess, but not below zero, on such Transfer Date. If such reduction would cause the Class E Invested Amount to be a negative number, the Class E Invested Amount will be reduced to zero, and the Class D Invested Amount will be reduced by the amount by which the Class E Invested Amount would have been reduced below zero, but shall not be reduced below zero itself. If such reduction would cause the Class D Invested Amount to be a negative number, the Class D
     Invested Amount will be reduced to zero, and the Class C Invested Amount will be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but shall not be reduced below zero itself. If such reduction would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but shall not be reduced below zero itself. If such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but shall not be reduced below zero itself. Any such reductions shall be taken into account prior to any further reductions called for below.

     (b) On or before each Transfer Date, the Holder of the Exchangeable Transferor Certificate shall deposit into the Principal Account any Subordinated Principal Collections received by such Holder during the related Monthly Period that are required for purposes of reallocation as described below, and the Servicer shall instruct the Trustee in writing to, and the Trustee in accordance with such instructions shall, withdraw from the Principal Account and apply Subordinated Principal Collections, to make the following distributions on such Transfer Date in the following priority, in each case to the extent of Subordinated Principal Collections available after giving effect to all of the prior distributions:

          (i) an amount equal to any positive Monthly Class A Required Amount shall be applied pursuant to Sections 4.8(a)(i), (iii) (but only to the extent of the Class A Servicing Fee Share) and (xviii) (but only as to Mezzanine Facilities Costs described in such Section relating to the Class A Certificates);

          (ii) an amount equal to any positive Monthly Class B Required Amount shall be applied pursuant to Sections 4.8(a)(ii), (iii) (but only to the extent of the Class B Servicing Fee Share) and (xviii) (but only as to Mezzanine Facilities Costs described in such Section relating to the Class B Certificates);

          (iii)  an amount equal to any positive Monthly Class  C
     Required  Amount  shall  be  applied  pursuant  to  Sections
     4.8(a)(iii) (but only to the extent of the Class C Servicing
     Fee Share) and (viii); and

          (iv)  an  amount equal to any positive Monthly Class  D
     Required  Amount  shall  be  applied  pursuant  to  Sections
     4.8(a)(iii) (but only to the extent of the Class D Servicing
     Fee Share) and (xi);

provided, that:

          (1) the aggregate amount of Subordinated Principal Collections distributed pursuant to clauses (i) through (iv) above (the "Reallocated Principal Collections") shall not exceed the sum of the Class B Invested Amount, the Class C Invested Amount, the Class D Invested Amount and the Class E Invested Amount, in each case as of the date of application after giving effect to any reductions in the Invested Amount made pursuant to Section 4.11(a) on such Transfer Date;

          (2) the aggregate amount of Subordinated Principal Collections distributed pursuant to clauses (ii) through
     (iv) above shall not exceed the sum of the Class C Invested Amount, the Class D Invested Amount and the Class E Invested Amount after giving effect to any reductions in the Invested Amount made pursuant to Section 4.11(a) on such Transfer Date;

          (3) the aggregate amount of Subordinated Principal Collections distributed pursuant to clauses (iii) and (iv) above shall not exceed the sum of the Class D Invested Amount and the Class E Invested Amount after giving effect to any reductions in the Invested Amount made pursuant to
     Section 4.11(a) on such Transfer Date; and

          (4) the aggregate amount of Subordinated Principal Collections distributed pursuant to clause (iv) above shall not exceed the Class E Invested Amount after giving effect to any reductions in the Invested Amount made pursuant to
     Section 4.11(a) on such Transfer Date.

     (c)   On  each  Transfer Date, the Class E  Invested  Amount
shall  be  reduced,  but  not  below  zero,  by  the  amount   of
Reallocated Principal Collections for such Transfer Date. If such reduction would cause the Class E Invested Amount to be a negative number, the Class E Invested Amount shall be reduced to zero, and the Class D Invested Amount shall be reduced by the amount by which the Class E Invested Amount would have been reduced below zero, but shall not be reduced below zero itself. If such reduction would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount shall be reduced to zero, and the Class C Invested Amount shall be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but shall not be reduced below zero itself. If such reduction would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but shall not be reduced below zero itself.

     (d) Any reduction to the invested amount of any Class pursuant to this Section 4.11 shall be applied on a pro rata basis, without preference or priority, among all Certificates then outstanding in that Class.

     Section 4.12 Payment of Certificate Interest and Other Amounts. On each Transfer Date, the Trustee, acting in accordance with written instructions from the Servicer set forth in the Daily Report for such day, shall withdraw the amounts on deposit in the Interest Funding Account with respect to the prior Monthly Period allocable to the Series 1999-1 Certificates and deposit such amounts in the Distribution Account in the following priority:

       (a) for payment to the Class A Certificateholders on account of Class A Carrying Costs, the lesser of the amount of such Class A Carrying Costs and the net amounts deposited into the Interest Funding Account with respect to the related Monthly Period (including from Excess Finance Charge Collections, Series Transferor Finance Charge Collections or Reallocated Principal Collections) pursuant to subsection 4.8(a)(i); and if such deposited amount is less than the total Class A Carrying Costs, the available funds shall be allocated first to Class A Interest on all Class A Certificates on a pro rata basis, without preference or priority, and any remaining available funds shall be allocated to pay other Class A Carrying Costs relating to the Class A Certificates, on a pro rata basis;

     (b) for payment to the Class B Certificateholders on account of Class B Carrying Costs, the lesser of the amount of such Class B Carrying Costs and the net amount deposited into the Interest Funding Account with respect to the related Monthly Period (including from Excess Finance Charge Collections, Series Transferor Finance Charge Collections or Reallocated Principal Collections) pursuant to subsection 4.8(a)(ii); and if such deposited amount is less than the total Class B Carrying Costs, the available funds shall be allocated first to Class B Interest on all Class B Certificates on a pro rata basis, without preference or priority, and any remaining available funds shall be allocated to pay other Class B Carrying Costs relating to the Class B Certificates, on a pro rata basis;

     (c) for payment to the Class C Certificateholders on account of Class C Interest and any Carryover Class C Interest, the net amount deposited into the Interest Funding Account with respect to the related Monthly Period (including from Excess
Finance Charge Collections, Series Transferor Finance Charge Collections or Reallocated Principal Collections) pursuant to subsection 4.8(a)(viii); and if such deposited amount is less than the total Class C Interest and any Carryover Class C Interest, the available funds shall be allocated among such amounts owed with respect to all Class C Certificates on a pro rata basis, without preference or priority;

     (d) for payment to the Class D Certificateholders on account of Class D Interest and any Carryover Class D Interest, the net amount deposited into the Interest Funding Account with respect to the related Monthly Period (including from Excess Finance Charge Collections, Series Transferor Finance Charge Collections or Reallocated Principal Collections) pursuant to subsection 4.8(a)(xi); and if such deposited amount is less than the total Class D Interest and any Carryover Class D Interest, the available funds shall be allocated among such amounts owed with respect to all Class D Certificates on a pro rata basis, without preference or priority;

     (e) for payment to the Class E Certificateholders on account of interest and other amounts payable with respect to the Class E
Certificates;

     (f) for payment of Mezzanine Facilities Costs with respect to first the Class A Certificates and then the Class B Certificates, the net amount deposited into the Interest Funding Account with respect to the related Monthly Period (including from Excess Finance Charge Collections, Series Transferor Finance Charge Collections or Reallocated Principal Collections) pursuant to subsection 4.8(a)(xviii); and

     (g) for payment of Junior Facilities Costs with respect to first the Class A Certificates and then the Class B Certificates, the net amount deposited into the Interest Funding Account with respect to the related Monthly Period (including from Excess
Finance Charge Collections or Series Transferor Finance Charge Collections) pursuant to subsection 4.8(a)(xx).

     On each Distribution Date, the Paying Agent shall pay such amounts to the applicable Certificateholders in accordance with
Section 5.1 of the Agreement.

     Section 4.13 Payment of Certificate Principal. The Trustee, acting in accordance with written instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Accumulation Account or the Distribution Account, as applicable, in the following priority, in each case to the extent of funds available in the Principal Account after giving effect to all of the prior applications:

     (a) On the Transfer Date preceding each Distribution Date with respect to any Accumulation Period, an amount equal to the Class A Principal for such Distribution Date shall be deposited into the Accumulation Account. On each Class A Expected Final Payment Date or, if earlier, on the first Distribution Date with respect to the Rapid Amortization Period, the principal balance on deposit in the Accumulation Account shall be transferred to the Distribution Account. On each Distribution Date with respect to the Rapid Amortization Period or a Scheduled Amortization Period when no Accumulation Period is in progress, an amount equal to the Class A Principal for such Distribution Date shall be deposited into the Distribution Account. On the Class A Expected Final Payment Date and on each Distribution Date with respect to the Rapid Amortization Period or a Scheduled
Amortization Period when no Accumulation Period is in progress, the Paying Agent shall pay in accordance with Section 5.1 to the Class A Certificateholders from the Distribution Account such amounts deposited into the Distribution Account on the related Transfer Date.

     (b) On the Transfer Date preceding the Class B Principal Payment Commencement Date and each Distribution Date thereafter, an amount equal to the Class B Principal for such Distribution Date. On the Class B Principal Payment Commencement Date, after the payment of any principal amounts to the Class A Certificates on such day, and on each Distribution Date thereafter until the Class B Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 to the Class B Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

     (c) On the Transfer Date preceding the Class C Principal Payment Commencement Date and each Distribution Date thereafter, an amount equal to the Class C Principal for such Distribution Date. On the Class C Principal Payment Commencement Date, after the payment of any principal amounts to the Class B Certificates on such day, and on each Distribution Date thereafter until the Class C Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 to the Class C Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

     (d) On the Transfer Date preceding the Class D Principal Payment Commencement Date and each Distribution Date thereafter, an amount equal to the Class D Principal for such Distribution Date. On the Class D Principal Payment Commencement Date, after the payment of any principal amounts to the Class C Certificates on such day, and on each Distribution Date thereafter until the Class D Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 to the Class D Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

     (e) On the Transfer Date preceding the Class E Principal Payment Commencement Date and each Distribution Date thereafter, an amount equal to the Class E Principal for such Distribution Date. On the Class E Principal Payment Commencement Date, after the payment of any principal amounts to the Class D Certificates on such day, and on each Distribution Date thereafter until the Class E Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 to the Class E Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

     (f) In addition, during the Revolving Period, Shared Principal Collections shall be applied to make principal payments on any Class A VFCs and Class B VFCs to the extent elected by the Transferor, or required, in each case in accordance with the applicable Issuance Supplement.

     (g) On the Transfer Date preceding a Portfolio Correction Distribution Date, an amount equal to the Series Portfolio Correction Distribution Amount. On the Portfolio Correction Distribution Date, the Paying Agent shall pay in accordance with
Section 5.1 to the Class A Certificateholders (and, if the Class A Invested Amount has been paid in full, to the Class B Certificateholders and the Certificateholders of each more junior Class sequentially, in each case to the extent that the invested amount of each more senior class has been paid in full) from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

     Any amounts allocable to the Series 1999-1 Certificates and to any Monthly Period that remain in the Principal Account on the related Distribution Date after all applications for the benefit of Series 1999-1 required on that Distribution Date shall be treated as Shared Principal Collections and applied in accordance with Section 4.3(e) of the Agreement on that Distribution Date.

     Section 4.14 Shared Principal Collections. The amount of Shared Principal Collections allocated to the Series 1999-1 Certificates and to be treated as Available Principal Collections for any Business Day with respect to the Amortization Period shall equal the product of (a) Shared Principal Collections for all Series for such Business Day and (b) a fraction, the numerator of which is the Principal Shortfall for the Series 1999-1 Certificates for such Business Day and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Business Day. For any Business Day with respect to the Revolving Period, Shared Principal Collections allocated to the Series 1999-1 Certificates shall be zero.

     Section 4.15 Allocation of Adjustment Payments. All Adjustment Payments that are paid when due shall be treated as Principal Collections. All Adjustment Payments that are made after such payments are due shall be treated as Finance Charge Collections.

     Section 4.16 Spread Account. (a) On or prior to the Closing Date, the Servicer shall establish and maintain with a Qualified Institution, which may be the Trustee, on behalf of the Trust, for the benefit of the Class D Certificateholders and the Spread Account Residual Interest Holders, a segregated account (the "Spread Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class D Certificateholders, the Insurer and the Spread Account Residual Interest Holders. Except as otherwise provided in this
Section 4.16, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be under the sole dominion and control of the Trustee for the benefit of the Class D Certificateholders and the Spread Account Residual Interest Holders. If at any time the institution holding the Spread Account ceases to be a Qualified Institution, the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days (or such longer period as to which the Rating Agency rating the Class D Certificates may consent) establish a new Spread Account meeting the conditions specified above with a Qualified Institution and shall transfer any cash or any investments to such new Spread Account.

     (b) Funds on deposit in the Spread Account shall be invested at the written direction of the Servicer by the Trustee in Cash Equivalents. Funds on deposit in the Spread Account on any Distribution Date, after giving effect to any withdrawals from and deposits to the Spread Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Trustee shall maintain, for the benefit of the Class D Certificateholders, the Insurer and the Spread Account Residual Interest Holders, possession of the instruments or securities, if any, evidencing the investment of funds in the Spread Account in Cash Equivalents. On each Distribution Date (but subject to subsections 14.16(c), (d) and
(e)), the Investment Earnings, if any, accrued since the preceding Distribution Date on funds on deposit in the Spread Account shall be paid by the Trustee upon the written instruction of the Servicer: first, to the Insurer to the extent of any unpaid Insurance Premium and Reimbursement Amounts, and second, to the Spread Account Residual Interest Holder. For purposes of determining the availability of funds or the balance in the Spread Account for any reason hereunder (subject to subsections 14.16(c), (d) and (e)), all Investment Earnings shall be determined not to be available or on deposit.

     (c)   If,  on  any  Distribution Date, the aggregate  amount
available (i) for distribution to the Class D Certificate holders pursuant to subsection 4.12(d) and Section 5.1 and
(ii) to cover the Insurance Premium and the Reimbursement Amounts to the Insurer pursuant to Section 22, is less than the Class D Interest and Carryover Class D Interest and any unpaid Insurance Premium and Reimbursement Amounts for that Distribution Date, the Trustee, at the written direction of the Servicer, shall withdraw from the Spread Account the amount of such deficiency up to the Available Spread Account Amount and, if the Available Spread Account Amount is less than such deficiency, Investment Earnings credited to the Spread Account, and distribute such amount to the Paying Agent for payment to the Class D Certificateholders in respect of interest on the Class D Certificates and to the Insurer to cover any unpaid Insurance Premium and Reimbursement Amounts.

     (d) On the Class D Release Date, if the Class D Investor Principal Balance is greater than the Class D Invested Amount, then the Trustee, at the written instruction of the Servicer, shall withdraw from the Spread Account the amount of such excess, up to the Available Spread Account Amount (after giving effect to the application of amounts from the Spread Account pursuant to subsection 4.16(c) on such Distribution Date) and, if the Available Spread Account Amount is less than such deficiency, Investment Earnings credited to the Spread Account, and pay such amount to the Paying Agent for distribution to the Class D
Certificateholders  in  respect  of  principal  of  the  Class  D
Certificates.

     (e) On and after the Class D Release Date, if the sum of the Class D Investor Default Amount and any Class D Uncovered Dilution Amount on any Business Day exceeds the Available Series 1999-1 Finance Charge Collections and Excess Finance Charge Collections available to fund such amount pursuant to subsection 4.8(xii) and Section 4.9, then the Trustee, at the written instruction of the Servicer, shall withdraw from the Spread
Account the amount of such excess, up to the Available Spread Account Amount (after giving effect to the application of amounts from the Spread Account pursuant to subsections 14.16(c) and 4.16(d) on such Distribution Date) and, if the Available Spread Account Amount is less than such deficiency, Investment Earnings credited to the Spread Account, and shall apply such amounts as provided in subsection 4.8(xii).

     (f) If on any Business Day, after giving effect to all withdrawals from the Spread Account, the Available Spread Account Amount is less than the Required Spread Account Amount as of the most recent Distribution Date, Available Series 1999-1 Finance Charge Collections and Excess Finance Charge Collections shall be deposited into the Spread Account pursuant to subsection 4.8(xix) and Section 4.9 in the amount of the Spread Account Deficiency (or, if less, the full amount available).

     (g) After the Spread Account Percentage has been increased to a percentage above zero, the Spread Account Percentage shall remain at such percentage until the Distribution Date on which the Quarterly Excess Spread Percentage has increased to a level that is associated with a lower Spread Account Percentage, in which case the Spread Account Percentage shall be decreased to the appropriate percentage, but never by more than one level per Monthly Period, even if the Quarterly Excess Spread percentage has increased to a level that is otherwise associated with a Spread Account Percentage that is two or more levels lower. Notwithstanding the foregoing, if a Pay Out Event with respect to Series 1999-1 has occurred, the Spread Account Percentage shall equal 4% (as provided in the definition of Spread Account Percentage) and shall no longer be subject to reduction.

     (h) If on any Distribution Date, after giving effect to all withdrawals from and deposits to the Spread Account, the amount on deposit in the Spread Account would exceed the Required Spread Account Amount then in effect, the Trustee shall, at the written direction of the Servicer, release, or direct the holder of the Spread Account to release, such excess first to the Insurer to pay unpaid Insurance Premiums and Reimbursement Amounts and second to the Spread Account Residual Interest Holders. On the date on which the Class D Investor Principal Balance has been paid in full, the Trustee, at the written direction of the Servicer, shall withdraw from the Spread Account all amounts then remaining in the Spread Account and pay such amounts first to the Insurer to pay unpaid Insurance Premiums and Reimbursement
Amounts  and  second  to  the  Spread Account  Residual  Interest
Holders.

     (i) The Transferor shall not sell, transfer or assign any interest in the Spread Account unless (i) it has delivered to the Trustee an Opinion of Counsel to the effect that such sale, transfer or assignment will not cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation or otherwise have a material adverse impact on the Federal income taxation of any outstanding Series of Investor Certificates and (ii) it has received the prior written consent of the Insurer.

     Section 4.17 Reserve Account. (a) If any Class A Certificates are issued with an Accumulation Period, then on or prior to the Reserve Account Funding Date, the Servicer shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Certificateholders, a segregated trust account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. If at any time a Qualified Institution holding the Reserve Account ceases to be a Qualified Institution, the Transferor shall notify the Trustee in writing, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Reserve Account meeting the conditions specified above, and shall transfer any cash or any investments to such new Reserve Account. The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, Section 4.8(a)(xvii).

     (b) Funds on deposit in the Reserve Account shall be invested by the Trustee in Cash Equivalents pursuant to the written direction of the Servicer. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Cash Equivalents. No Cash Equivalents shall be disposed of prior to its maturity unless the Servicer so directs and either (i) such disposal will not result in a loss of all or part of the principal portion of such Cash Equivalents or (ii) prior to the maturity of such Cash Equivalents, a default occurs in the payment of principal, interest or any other amount with respect to such Cash Equivalents. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be paid to the Transferor. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Series Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

     (c) On or before each Transfer Date with respect to any Accumulation Period prior to the payment in full of the Class A Invested Amount and on or before the first Transfer Date with respect to the Rapid Amortization Period, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the Accumulation Investment Shortfall with respect to each Transfer Date with respect to such Accumulation Period or the first Transfer Date with respect to the Rapid Amortization Period.

     (d) If the Reserve Draw Amount for any Transfer Date in the Scheduled Amortization Period up to and including the Transfer Date relating to the Class A/B VFC Expected Final Payment Date is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve
Account on such Transfer Date by the Trustee (acting in accordance with the written instructions of Servicer), and treated as Available Series 1999-1 Finance Charge Collections with respect to the related Monthly Period.

     (e) If the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Reserve Account, and pay an amount equal to such Reserve Account Surplus first to the Insurer in respect of any unpaid Reimbursement Amounts and then to the Transferor.

     (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to the Agreement, (ii) the first Distribution Date relating to the Rapid Amortization Period and (iii) the Distribution Date immediately preceding the Class A Expected Final Payment Date for the Class A Certificates that are subject to accumulation, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 1999-1 Certificateholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay all amounts, if any, on deposit in the Reserve Account first to the Insurer in respect of any unpaid Reimbursement Amounts and then to the Transferor and the Reserve Account shall be deemed to have terminated for purposes of this Series Supplement.

     Section 4.18 Accumulation Account. In connection with the issuance of any Class A Certificates that are subject to an Accumulation Period, the Trustee may establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Certificateholders, a segregated trust account (an "Accumulation Account") to provide for the payment of the Class A Invested Amount.

     Section 4.19 Defeasance. On any Business Day falling prior to the Series 1999-1 Termination Date (but with not less than ten
(10) Business Days' prior written notice from the Servicer to the Trustee and the Insurer), the Servicer may, upon instruction from Transferor, cause the undivided interest in the Trust represented by the Series 1999-1 Certificates to be conveyed to one or more Persons (who may be the holders of a new Series issued substantially contemporaneously with such prepayment, which new Series may have a greater undivided interest in the Trust than Series 1999-1) for a cash purchase price in an amount equal to the sum of (a) the Invested Amount, plus (b) to the extent not available from the Interest Funding Account, interest accrued and to accrue on the Series 1999-1 Certificates and other Facilities Costs through the date of final payment of each Class as specified below (after giving effect to any derivative instrument referred to below), plus (c) all unpaid Reimbursement Amounts. Any such conveyance shall be effective upon the date that the purchase price is deposited into the Principal Account as described below, and following such deposit the Series 1999-1 Certificates shall have no further interest in the Receivables. No such conveyance shall, however, be permitted if as a result thereof Transferor or any of its Affiliates would increase its undivided interest in the Receivables, and the Trustee shall be entitled to receive and rely on an Officer's Certificate to the effect that no such increase will result therefrom, nor shall such conveyance be permitted unless each Rating Agency confirms that it will not result in a downgrade or withdrawal of such Rating Agency's rating of any Class of Certificates. The purchase price shall be directly deposited in the Principal Account for distribution to the Holders on the next upcoming Distribution Date or, if later, with respect to each Class of Certificates, on its respective expected final payment date. In connection with any such conveyance, the Transferor shall transfer to the Trustee, for the Benefit of the holder of the Series 1999-1 Certificates and the Insurer one or more interest rate derivative instruments that, when combined with investment earnings on the cash purchase price deposited pursuant to this Section 4.19 will provide sufficient funds to assure timely payment of interest on the Certificates and other Facilities Costs and any Insurance Premium and unpaid Reimbursement Amounts until paid in full, and the Servicer shall cause such investment earnings and the proceeds of such derivatives to be applied to make interest payments and pay other Facilities Costs on the Certificates and any Insurance Premium, in accordance with the priorities in
Section 4.8(a), on each Distribution Date. The Policy will terminate upon any such defeasance.

     SECTION 7.     Article V of the Agreement.  Article V of the
Agreement shall read in its entirety as follows and shall be applicable only to the Series 1999-1 Certificates:

                      ARTICLE V

              DISTRIBUTIONS AND REPORTS
            TO INVESTOR CERTIFICATEHOLDERS

     Section 5.1 Distributions. On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c) of the Agreement) to each Series 1999-1 Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(d) or in Section 12.3 of the Agreement respecting a final distribution) by wire transfer to such Series 1999-1 Certificateholder to an account designated by such Series 1999-1 Certificateholder by written notice given to the Paying Agent not less than five (5) Business Days prior to the related Distribution Date such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Certificates held by such Certificateholder) of the following amounts:

          (i) to Class A Certificateholders, the amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders pursuant to Sections 4.12 and
     4.13;

          (ii) to Class B Certificateholders, the amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to Sections 4.12 and
     4.13;

          (iii) to the Class C Certificateholders amounts on deposit in the Distribution Account as are payable to the Class C Certificateholders pursuant to Section 4.12 and
     4.13;

          (iv) to the Class D Certificateholders amounts on deposit in the Distribution Account as are payable to the Class D Certificateholders pursuant to Section 4.12 and 4.13 of the Agreement and Section 22 of this Series Supplement; and

          (v) to the Class E Certificateholders amounts on deposit in the Distribution Account as are payable to the Class E Certificateholders pursuant to Section 4.12 and
     4.13.

     Section 5.2 Certificateholders' Statement. (a) On the 15th day of each calendar month (or if such day is not a Business Day the next succeeding Business Day), the Paying Agent shall forward to each Certificateholder, the Insurer and the Rating Agency a statement substantially in the form of Exhibit C prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding Determination Date setting forth the following information (which, in the case of subclauses (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of subclauses (ix) and (x) below, shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate):

          (i)  the total amount distributed;

          (ii) the amount of such distribution allocable to Certificate Principal;

          (iii) the amount of such distribution allocable to Certificate Interest;

          (iv) the amount of Principal Collections received in the Collection Account during the preceding Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates and the Class E Certificates, respectively;

          (v) the amount of Finance Charge Collections processed during the preceding Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates and the Class E Certificates, respectively;

          (vi) the aggregate amount of Principal Receivables, the Invested Amount, the Class A Invested Amount, the Class B
     Invested  Amount, the Class C Invested Amount, the  Class  D
     Invested Amount, the Class E Invested Amount, the Floating Allocation Percentage and, during the Amortization Period, the Class A Fixed Allocation Percentage, Class B Fixed Allocation Percentage, Class C Fixed Allocation Percentage, the Class D Fixed Allocation Percentage or the Class E Fixed Allocation Percentage, as applicable, with respect to the Principal Receivables in the Trust as of the end of the day on the Record Date;

          (vii) the aggregate outstanding balance of Accounts which are current, 30, 60, 90, 120, 150, 180 and 210 days delinquent as of the end of the day on the Record Date;

          (viii) the aggregate Investor Default Amount and the Default Amount for the preceding Monthly Period;

          (ix) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs, Class D Investor Charge-Offs and Class E Investor Charge-Offs for the preceding Monthly Period;

          (x) the aggregate amount of the Servicing Fees for the preceding Monthly Period;

          (xi) the current rating from each Rating Agency for each Class of Investor Certificates;

          (xii)       the  aggregate  amount  of  funds  in   the
     Equalization  Account  as of the last  day  of  the  Monthly
     Period immediately preceding the Determination Date;

          (xiii)    the Class C Certificate Rate and the Class  D
     Certificate Rate for the preceding Monthly Period;

          (xiv) the amount of any draws on the Policy, payments of Insurance Premium and unreimbursed Reimbursement
     Amounts; and

          (xv)  the  Deficiency Amount, if any, for such  Monthly
     Period.

     (b) Annual Certificateholders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 2000, the Servicer shall distribute to each Person who at any time during the preceding calendar year was a Series 1999-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular report to Series 1999-1 Certificateholders, as set forth in clauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1999-1 Certificateholder, together with such other customary information (consistent with the treatment of the Certificates as debt) as the Servicer deems necessary or desirable to enable the Series 1999-1 Certificateholders to prepare their tax returns. Such obligations of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

     (c) Monthly Class D Certificateholders' Statement. Not later than each Transfer Date, the Servicer shall deliver a certificate substantially in the form of Exhibit B with respect to the immediately preceding Monthly Period to the Trustee, the Paying Agent, the Insurer and the Rating Agency. On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Class D Certificateholder such certificate prepared by the Servicer with respect to the immediately preceding Monthly Period.

     SECTION 8. Series 1999-1 Pay Out Events. If any one of the following events shall occur with respect to the Series
1999-1 Certificates:

          (a) failure on the part of the Transferor (i) to make any payment or deposit required to be made by the Transferor by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1999-1 Certificateholders (without regard to the Policy) or the Insurer and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee provided that the Trustee has actual knowledge of such failure, or to the Transferor and the Trustee by the Holders of Series 1999-1 Certificates evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of this Series 1999-1 or the Insurer, and continues to affect materially and adversely the interests of the Series 1999-1
     Certificateholders (without regard to the Policy) or the Insurer for such period;

          (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to
     Section 2.1 or Section 2.6 of the Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee provided that the Trustee has actual knowledge of such failure, or to the Transferor and the Trustee by the Holders of the Series 1999-1 Certificates evidencing Undivided Interests aggregating more than 50% of the
     Invested  Amount of this Series 1999-1 or the  Insurer,  and
     (ii) as a result of which the interests of the Series 1999-1 Certificateholders (without regard to the Policy) or the Insurer are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 1999-1 Pay Out Event pursuant to this subsection 8(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

          (c) the average of the Portfolio Yields for any three consecutive Monthly Periods is reduced to a rate which is less than the weighted average of the Base Rates for the three related Interest Accrual Periods;

          (d) (i) the Transferor Interest shall be less than the Minimum Transferor Interest, (ii) the amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account shall be less than the Minimum Aggregate Principal Receivables or (iii) the Class E Invested Amount shall be less than 3.00% of the Invested Amount, in each case for 4 consecutive days;

          (e)   any Servicer Default shall occur which would have
     a   material   adverse   effect   on   the   Series   1999-1
     Certificateholders (without regard to the Policy) or the Insurer; or

          (f) the Class A Invested Amount or the Class B Invested Amount is not reduced to zero by the Class A/B VFC Expected Final Payment Date or any earlier applicable Class A Expected Final Payment Date or Class B Expected Final Payment Date, the Class C Invested Amount is not reduced to zero by the Class C Expected Final Payment Date or the
     Class D Invested Amount is not reduced to zero by the Class D Expected Final Payment Date;

then, in the case of any event described in subparagraph (a), (b) or (e) above, after the applicable grace period, if any, set forth in such subparagraphs, the Holders of Series 1999-1 Certificates evidencing Undivided Interests aggregating more than 66 2/3% of the Invested Amount or the Insurer by notice then given in writing to the Trustee, the Transferor and the Servicer may declare that a pay out event (a "Series 1999-1 Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c), (d) or (f) above, a Series 1999-1 Pay Out Event shall occur without any notice or other action on the part of the Trustee, the Series 1999-1 Certificateholders or the Insurer immediately upon the occurrence of such event.

     SECTION  9.      Article  VI of the Agreement.   Article  VI
(except for Sections 6.1 through 6.14 thereof) shall read in its entirety as follows and shall be applicable only to the Series
1999-1 Certificates:

     Section 6.15 Additional Invested Amounts. The Transferor may on the Series 1999-1 Closing Date and from time to time thereafter issue and, when applicable, cause the Trustee to authenticate Class A Certificates, Class B Certificates, and additional Class C Certificates, Class D Certificates and Class E Certificates which shall be part of Series 1999-1, subject to the following limitations:

     (a) Class A Certificates and Class B Certificates may be issued as Variable Funding Certificates or as conventional term certificates. Either type of issuance will cause an increase in the Class A Invested Amount (an "Additional Class A Invested Amount") or the Class B Invested Amount (an "Additional Class B Invested Amount") as follows. In the case of conventional term certificates, the Additional Class A Invested Amount or Additional Class B Invested Amount will equal the initial principal amount of the applicable Certificates. In the case of Variable Funding Certificates, Additional Class A Invested Amounts or Additional Class B Invested Amounts may be issued from time to time and evidenced by such Certificates, in accordance with the applicable Issuance Supplement. All or a portion of the proceeds from issuances of Class A Certificates and Class B Certificates may be used to refinance any then outstanding Class A Certificates and Class B Certificates to the extent permitted by each applicable Issuance Supplement, and no such additional Certificates may have an expected final payment date later than the Class A/B VFC Expected Final Payment Date.

     (b) (i) No more than $217,000,000 of Class A Certificates and $66,500,000 of Class B Certificates may be outstanding in Series 1999-1 at any time unless (x) the Insurer consents to any amount in excess of either of the foregoing amounts and (y) additional Class C Certificates, Class D Certificates and Class E Certificates are issued in amounts such that each Class of Certificates will have an Enhancement Percentage of not less than the required percentage specified for such Class below.


          Class of          Required
          Certificates      Enhancement
                            Percentage

          Class A                  38%

          Class B                  19%

          Class C                  11%

          Class D                 5.75%

          (ii) If more than $217,000,000 of Class A Certificates or $66,500,000 of Class B Certificates are outstanding, the Servicer shall give the Rating Agencies prompt written notice of such event.

     (c)  The Transferor may issue and cause the Trustee to issue
(i) additional Class C Certificates representing an increase in the Class C Invested Amount (an "Additional Class C Invested Amount"), (ii) with the consent of the Insurer, additional Class D Certificates representing an increase in the Class D Invested Amount (an "Additional Class D Invested Amount") (each such additional Class C Certificate and Class D Certificate having terms identical to those of the initial Class C Certificates and Class D Certificates) and (iii) additional Class E Certificates representing an increase in the Class E Invested Amount (an "Additional Class E Invested Amount" and, collectively with the Additional Class A Invested Amounts, the Additional Class B Invested Amounts, the Additional Class C Invested Amounts and the Additional Class D Invested Amounts, the "Additional
Invested Amounts") subject to the respective percentages set forth in (b) above. No Class C Certificateholder, Class D Certificateholder or Class E Certificateholder has committed to purchase Certificates evidencing Additional Invested Amounts, and any such Certificates may be sold to a Person that is not a Certificateholder prior to completing its purchase. If such additional Class C Certificates, Class D Certificates or Class E Certificates are issued, then in consideration of payment by the holder(s) of such new Certificates of the agreed upon purchase prices, the Servicer shall appropriately note such Additional Invested Amounts on the related Daily Report and direct the Trustee in writing to pay to the Transferor such purchase prices, and the Invested Amount of each applicable Class of Certificates will be equal to the Invested Amount of such Class stated in such Daily Report. The Policy shall not cover any Additional Class D Invested Amount.

     (d) Except for Additional Class A Invested Amounts and Additional Class B Invested Amounts relating to any Class A VFCs or Class B VFCs, respectively, no additional Certificates of any Class may be issued unless each Rating Agency confirms in writing that the issuance of the new Certificates will not result in a reduction or withdrawal of its rating of any class of certificates or, to the extent agreed in any Certificate Purchase Agreement (as defined in any Issuance Supplement), of any commercial paper notes issued by any purchaser of the Class A Certificates and the Class B Certificates that it has rated.

     SECTION 10. Series 1999-1 Termination. The right of the Series 1999-1 Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1999-1 Termination Date unless such Series is an Affected Series as specified in Section 12.1(c) of the Agreement and the sale contemplated therein has not occurred by such date, in which event the Series 1999-1 Certificateholders shall remain entitled to receive proceeds of such sale when such sale occurs.

     SECTION 11. Periodic Finance Charges and Other Fees. The Transferor hereby agrees that, except as otherwise required by any Requirement of Law, or as is deemed by the Transferor to be necessary in order for the Transferor to maintain its credit card business, based upon a good faith assessment by the Transferor, in its sole discretion, of the nature of the competition in the credit card business, it shall not at any time reduce the Periodic Finance Charges assessed on any Receivable or other fees on any Account if, as a result of such reduction, the Transferor's reasonable expectation of the Portfolio Yield as of such date would be less than the Base Rate.

     SECTION 12. Legends; Transfer and Exchange; Restrictions  on
Transfer of Series 1999-1 Certificates; Tax Treatment.

     (a) Each Class A Certificate and Class B Certificate shall bear a legend substantially in the following form:

     THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. THIS CERTIFICATE IS NOT INSURED BY R. V. I. GUARANTY CO., LTD.

     EACH PURCHASER AND HOLDER OF THIS CERTIFICATE REPRESENTS AND WARRANTS FOR THE BENEFIT OF SRI RECEIVABLES PURCHASE CO., INC. AND SPECIALTY RETAILERS, INC., THAT SUCH PURCHASER OR HOLDER EITHER (A) IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN OR OTHER ARRANGEMENT (INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN) THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (III) A "BENEFIT PLAN INVESTOR" (AS DEFINED IN UNITED STATES DEPARTMENT OF LABOR ("DOL") REGULATION SECTION 2510.3-101) OR (B) IS AN INSURANCE COMPANY ACTING ON BEHALF OF ITS GENERAL ACCOUNT AND (I) ON THE DATE IT ACQUIRES THIS CERTIFICATE, LESS THAN 25% OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS DETERMINED BY SUCH INSURANCE COMPANY) CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE, (II) IF AFTER THE INITIAL ACQUISITION OF THIS CERTIFICATE, DURING ANY CALENDAR QUARTER 25% OR MORE OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS DETERMINED BY SUCH INSURANCE COMPANY) CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE AND NO EXEMPTION OR EXCEPTION FROM THE PROHIBITED TRANSACTION RULES APPLIES TO THE CONTINUED HOLDING OF THIS CERTIFICATE UNDER
     SECTION 401(c) OF ERISA AND FINAL REGULATIONS THEREUNDER OR AN EXEMPTION OR REGULATION ISSUED BY THE DOL UNDER ERISA, THEN SUCH INSURANCE COMPANY WILL DISPOSE OF ALL OF THE CERTIFICATES THEN HELD IN ITS GENERAL ACCOUNT BY THE END OF THE NEXT FOLLOWING CALENDAR QUARTER, AND (III) ON THE DATE IT ACQUIRES THIS CERTIFICATE AND THROUGHOUT THE PERIOD THAT IT HOLDS THEM IT MEETS ALL THE REQUIREMENTS OF AND IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PTCE 95-60.

     (b)   Each  confirmation of issuance or sale of  a  Class  C
Certificate  and  Class  D  Certificate  shall  bear   a   legend
substantially in the following form:

     EACH PURCHASER AND HOLDER OF THIS CERTIFICATE REPRESENTS AND WARRANTS FOR THE BENEFIT OF SRI RECEIVABLES PURCHASE CO., INC. AND SPECIALTY RETAILERS, INC., [ADD THE FOLLOWING TO THE CLASS D CERTIFICATE ONLY [R. V. I. GUARANTY CO., LTD.]] THAT SUCH PURCHASER OR HOLDER EITHER (A) IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN OR OTHER ARRANGEMENT (INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN) THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (III) A "BENEFIT PLAN INVESTOR" (AS DEFINED IN UNITED STATES DEPARTMENT OF LABOR ("DOL") REGULATION SECTION 2510.3-101) OR (B) IS AN INSURANCE COMPANY ACTING ON BEHALF OF ITS GENERAL ACCOUNT AND (I) ON THE DATE IT ACQUIRES THIS CERTIFICATE, LESS THAN 25% OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS DETERMINED BY SUCH INSURANCE COMPANY) CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE, (II) IF AFTER THE INITIAL ACQUISITION OF THIS CERTIFICATE, DURING ANY CALENDAR QUARTER 25% OR MORE OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS DETERMINED BY SUCH INSURANCE COMPANY) CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE AND NO EXEMPTION OR EXCEPTION FROM THE PROHIBITED TRANSACTION RULES APPLIES TO THE CONTINUED HOLDING OF THIS CERTIFICATE UNDER SECTION 401(c) OF ERISA AND FINAL REGULATIONS THEREUNDER OR AN EXEMPTION OR REGULATION ISSUED BY THE DOL UNDER ERISA, THEN SUCH
     INSURANCE COMPANY WILL DISPOSE OF ALL OF THE CLASS C CERTIFICATES AND CLASS D CERTIFICATES THEN HELD IN ITS GENERAL ACCOUNT BY THE END OF THE NEXT FOLLOWING CALENDAR QUARTER, AND (III) ON THE DATE IT ACQUIRES THIS CERTIFICATE AND THROUGHOUT THE PERIOD THAT IT HOLDS THEM IT MEETS ALL THE REQUIREMENTS OF AND IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PTCE 95-60. [ADD THE FOLLOWING TO THE CLASS C CERTIFICATE ONLY [THIS CERTIFICATE IS NOT INSURED BY R. V.
     I. GUARANTY CO., LTD.] ]

     THIS  CERTIFICATE  MAY  NOT  BE ACQUIRED,  SOLD,  TRADED  OR
     TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED, ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF)" WITHIN THE MEANING OF SECTION 7704(b)(2) OF THE CODE AND ANY TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THIS CERTIFICATE, ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THIS CERTIFICATE, AS APPLICABLE AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

     [ADD THE FOLLOWING TO THE CLASS D CERTIFICATES ONLY] [NEITHER THIS CERTIFICATE NOR THE POLICY HAS BEEN OR WILL] [ADD THE FOLLOWING TO THE CLASS C CERTIFICATES ONLY] [THIS CERTIFICATE HAS BEEN AND WILL NOT] BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS CERTIFICATE, BY PURCHASING THIS CERTIFICATE, AGREES THAT SUCH CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY TO THE TRANSFEROR OR PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT, IN ACCORDANCE WITH RULE 144A, WHOM THE HOLDER OF SUCH CERTIFICATE HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND AFTER DELIVERY OF THE DOCUMENTATION REQUIRED BY THE AGREEMENT AND THE SERIES 1999-1 SUPPLEMENT. EACH OWNER OF THIS CERTIFICATE BY ACCEPTING A DIRECT OWNERSHIP INTEREST IN OR A BENEFICIAL INTEREST IN A SUCH CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT. THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE AGREEMENT AND THE SERIES 1999-1 SUPPLEMENT HAVE BEEN COMPLIED WITH. THIS CERTIFICATE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF THE TRANSFEROR AND UNLESS AND UNTIL THE TRUSTEE AND THE TRANSFEROR SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED BY THE AGREEMENT AND THE SERIES 1999-1 SUPPLEMENT.

     THIS CERTIFICATE IS ALSO SUBJECT TO RESTRICTIONS ON THE PURCHASE, OWNERSHIP AND DISPOSITION OF SUCH SECURITIES OR ANY INTEREST THEREIN, INCLUDING THE CONSENT OF THE TRANSFEROR AND THE DELIVERY OF AN INVESTOR REPRESENTATION LETTER. SUCH RESTRICTIONS ARE SET FORTH IN THE AGREEMENT AND THE SERIES 1999-1 SUPPLEMENT, COPIES OF WHICH ARE AVAILABLE FROM THE TRUSTEE.

     (c) In no event shall the Class E Certificates or any interest therein be transferred, sold, exchanged, pledged, participated or otherwise assigned in whole or in part, unless:
(i) the Trustee and the Insurer shall have been delivered an Opinion of Counsel to the effect that (A) any securities or interests issued in conjunction with such sale, exchange, pledge, participation and assignment and sold to third parties will be characterized as either indebtedness or partnership interests (other than interests in a publicly traded partnership) for Federal and applicable state income tax purposes, (B) such sale, exchange, pledge, participation and assignment or such issuance will not adversely affect the Federal and applicable state income tax characterization of any outstanding Series of Investor Certificates (other than the Class E Certificates, as to the characterization of which Counsel shall express no opinion), and
(C) such sale, exchange, pledge, participation and assignment or such issuance will not result in the Trust being subject to tax at the entity level for Federal or applicable state income tax purposes; (ii) the holders of any securities or interests issued in conjunction with such sale, exchange, pledge, participation and assignment (or any trustee or collateral agent on their behalf) covenant and agree that, prior to the date which is one year and one day after the payment in full of all outstanding investor certificates issued by the Trust, none of them will institute against, or join any other Person in instituting against, the Transferor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States, and the Trustee shall have received an Officer's Certificate to that effect; (iii) if the Person to whom the Class E Certificates or any interest therein is transferred, sold, exchanged, pledged, participated or otherwise assigned in whole or in part is SRI or any of its Affiliates and the Enhancement Date has occurred, the Insurer shall have received true sale and no-substantive consolidation opinions as to the same transfers and entities as are covered by the opinion of Kirkland & Ellis on such matters delivered on the Series 1999-1 Closing Date, issued by Kirkland & Ellis or other nationally recognized counsel to the Transferor; and (iv) if the Person to whom the Class E Certificates or any interest therein is transferred, sold, exchanged, pledged, participated or otherwise assigned in whole or in part is not SRI or any of its Affiliates and the Enhancement Date has occurred, the Insurer shall have consented to such transfer, sale, exchange, pledge, participation or assignment (such consent not to be unreasonably withheld or delayed), provided that no consent from the Insurer shall be required in connection with any pledge of the cash flows from the Class E Certificates that complies with the other requirements above. The Servicer shall give the Rating Agencies prompt written notice of the transfer, sale, exchange, pledge, participation or other assignment of the Class E Certificates or any interest therein.

     (d) Notwithstanding anything to the contrary herein, the Servicer shall be entitled to withhold any amount that it determines in its sole discretion is required to be withheld pursuant to Section 1446 of the Internal Revenue Code and the Paying Agent or the Trustee shall be entitled to withhold any amount that it is directed in writing by the Servicer to withhold pursuant to Section 1446 of the Internal Revenue Code and any such amount withheld shall be deemed to have been paid for all purposes of this Series Supplement with respect to the Class C Certificates and the Class D Certificates.

     (e) Each initial purchaser of the Class C Certificates or the Class D Certificates or any interest therein and any assignee thereof pursuant to Exhibit E shall certify, represent and warrant to Transferor, the Servicer, the Trustee and the Insurer that it is either (A)(i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof which, if such entity is a tax-exempt entity, recognizes that payments with respect to such Certificates may constitute unrelated business taxable income or
(iii) an entity not described in (ii) whose ownership of such Certificates is effectively connected with such purchaser's or such assignee's conduct of a trade or business within the United States (within the meaning of the Internal Revenue Code) or
(B)(i) an estate, the income of which is includible in gross income for United States Federal income tax purposes, regardless of its source, or (ii) a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or if the trust has made an election to be treated as a U.S. person. Each Class C Certificateholder and Class D Certificateholder agrees that upon its purchase or the transfer to it of a Class C Certificate or a Class D Certificate, as applicable and prior to the date on which the first interest payment on the such Certificate is due to such holder, it will provide to the Servicer and the Trustee (i) if such Certificateholder is created or organized in or under the laws of a jurisdiction outside the United States, two duly completed copies of United States Internal Revenue Service Form 4224 or new Form W-8ECI or any successor applicable or required forms, (ii) a duly completed copy of United States Internal Revenue Service Form W-9 or any successor applicable or required forms, and (iii) such other forms and information as may be required to confirm the availability of any applicable exemption from United States Federal, state or local withholding taxes. Each Class C Certificateholder and Class D Certificateholder agrees to provide to the Servicer and the Trustee like additional subsequent duly completed forms satisfactory in the determination of the Servicer on or before the date that any such form expires or becomes obsolete, or upon the occurrence of any event requiring an amendment, resubmission or change in the most recent form previously delivered by it, and to provide such extensions or renewals as may be reasonably requested by the Servicer or the Trustee. Each Class C Certificateholder and Class D Certificate holder shall, in the Investment Letter set forth in Exhibit F, certify, represent and warrant that as of the Closing Date, or in the case of a Class C Certificateholder and Class D Certificate holder that is an assignee, as of the date of the related Class C Certificate Assignment or Class D Certificate Assignment, as applicable, that (a) its ownership of a Class C Certificate or Class D Certificate, as applicable, will not result in any withholding obligation with respect to any payments with respect to such Certificate with respect to any Person and (b) unless otherwise consented to by the Transferor, if such Class C Certificateholder and Class D Certificateholder is incorporated or organized under the laws of a jurisdiction outside of the United States, it has (x) a rating of "BBB" or better from Fitch IBCA, Inc. or "Baa2" or better from Moody's Investors Service, Inc. and (y) balance sheet assets at least $100 million of which are effectively connected with its conduct of a trade or business in the United States within the meaning of the Internal Revenue Code.

     (f)    Each   Class   C  Certificateholder   and   Class   D
Certificateholder agrees with the Transferor and the Trustee that: (i) such Certificateholder will deliver to the Transferor and the Trustee and, only with respect to the Class D Certificates, to the Insurer on or before the Closing Date, and on or before the effective date of any Class C Certificate Assignment or Class D Certificate Assignment, as applicable, a letter in the form annexed hereto as Exhibit F (an "Investment Letter"), executed by the such Certificateholder, or such assignee Class C Certificateholder and Class D Certificateholder, in the case of a Class C Certificate Assignment or Class D Certificate Assignment, as applicable, with respect to the purchase by such Certificateholder of an interest relating to the Class C Certificate or Class D Certificate, as applicable, and
(ii) all of the statements made by such Certificateholder in its Investment Letter shall be true and correct as of the date made.

     (g) Each Class C Certificateholder and Class D Certificateholder pursuant to its Investment Letter shall severally represent, warrant and covenant that: (i) such Certificateholder has not acquired and shall not sell, trade or transfer any interest in the Class C Certificates or Class D Certificates, as applicable, nor cause any interest in the Class C Certificates or Class D Certificates, as applicable, to be marketed, on or through either (A) an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code and any Treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (B) a "secondary market" (or the substantial equivalent thereof)" within the meaning of Section 7704(b)(2) of the Internal Revenue Code and any Treasury regulation thereunder, including a market wherein interests in the Class C Certificates or Class D Certificates, as applicable, are regularly quoted by any person making a market in such interests and a market wherein any Person regularly makes available bid or offer quotes with respect to interests in the Class C Certificates or Class D Certificates, as applicable, and stands ready to effect buy or sell transactions at the quoted price for itself or on behalf of others, and (ii) unless the Transferor consents otherwise, such Certificateholder is not, and shall not become, a partnership, an "S" corporation" or a grantor trust, in each case as described in the Internal Revenue Code. In the event of any breach of the representation, warranty and covenant of any such Certificateholder that such Certificateholder shall remain classified as other than a partnership, an S corporation or a grantor trust, such Certificateholder shall notify the Transferor promptly upon such Certificateholder's becoming aware of such breach, and thereupon such Certificateholder hereby agrees to use reasonable efforts to produce a replacement investor which is acceptable to the Transferor to replace such affected Certificateholder. In any such event, the Transferor shall also have the right to procure a replacement investor. Each affected Class C Certificateholder and Class D Certificateholder hereby agrees to take all actions necessary to permit a replacement investor to succeed to its rights and obligations hereunder. Each Class C Certificateholder and Class D Certificateholder shall acknowledge in the Investment Letter that the portion of the Tax Opinion to the effect that the Trust will not be treated as a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the certifications described above.

     (h) No Class C Certificateholder or Class D Certificateholder may sell, convey, assign, hypothecate, pledge, participate or otherwise transfer its Class C Certificates or Class D Certificates or any interest in the Class C Certificates or Class D Certificates (each, a "Class C Certificate Assignment" or "Class D Certificate Assignment," as applicable), to any Person, unless (i) the Transferor shall have granted its prior written consent (which consent shall not be unreasonably withheld, it being understood, however, that the Transferor may disapprove such Class C Certificate Assignment or Class D Certificate Assignment to an assignee that is a competitor in the credit card business and that, in addition, such consent need not be granted if, among other things, the Transferor determines in its sole and absolute discretion that such assignment would create or increase a risk that the Trust would be classified for Federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation); provided; however, that any attempted Class C Certificate Assignment or Class D Certificate Assignment shall be void unless (i) such
proposed  assignee  Certificateholder  shall  comply  with   this
Section 12(i) and shall have delivered to the Trustee and the Transferor, prior to the effectiveness of such assignment, a copy of the Investment Letter under which such assignee Certificateholder has made the representations, warranties and covenants required to be made pursuant to Section 12, (ii) such proposed assignee shall provide the forms described in clauses (i), (ii) and (iii) of subsection 12(f) in the manner described therein, (iii) the number of Private Holders would not exceed, as of the date of the proposed Class C Certificate Assignment or Class D Certificate Assignment, eighty (80), and
(iv) the number of Private Holders owning interests in the Class C Certificates or Class D Certificates would not exceed, as of the date of the proposed Class C Certificate Assignment and Class D Certificate Assignment, six (6) or such greater number as may be consented to by the Transferor in its sole and absolute discretion; provided further, that the Transferor agrees to hold the Trustee harmless against any damage attributable to a Class C Certificate Assignment or Class D Certificate Assignment which is voided by reason of clause (iii) or (iv) of the preceding provisions. In connection with any Class C Certificate Assignment or Class D Certificate Assignment, the assignor Certificateholder shall submit a request in writing to the Trustee (who shall promptly deliver it to the Transferor) for the written consent of the Transferor, and the Transferor shall respond to any such request within ten (10) Business Days after its receipt, it being understood that the obtaining of such consent is a condition to the effectiveness of such Class C Certificate Assignment or Class D Certificate Assignment. Each assignee Certificateholder is subject to the terms and conditions of subsection 12(f) on an ongoing basis and shall make the certifications, representations and warranties contained therein, and the assigning Certificateholder shall certify, represent and warrant that its assignee's certifications, representations and warranties thereunder are true. It shall be a condition to the completion of any Class D Certificate Assignment that the Insurer shall be entitled to the benefits of all representations and warranties made, and any indemnities provided, in connection with such assignment.

     (i) None of the Class C Certificates, the Class D Certificates or any interest therein may be offered or sold except to a Person whom the transferor of the Class C Certificates or Class D Certificates, as applicable, reasonably believes is a Qualified Institutional Buyer purchasing for its own account in accordance with Rule 144A under the Securities Act. Prospective investors in the Class C Certificates and the Class D Certificates are hereby notified that transferors of the Class C Certificates and the Class D Certificates are relying on the exemption from the provisions of the Securities Act provided by Rule 144A. Each of the Class C Certificateholder and the Class D Certificateholder and each beneficial owner of Class C Certificates and Class D Certificates, by its acceptance thereof or of such beneficial interest, will be deemed to have represented and agreed as follows: (i) such Holder or owner understands that the Class C Certificates and the Class D Certificates and, only with respect to the Class D Certificates, the Policy have not been and will not be registered under the Securities Act or any state or other applicable securities law and may not be offered, sold or otherwise transferred unless registered pursuant to, or exempt from registration under, the Securities Act and any other applicable securities laws,
(ii) such Holder or owner will not offer, sell, pledge or otherwise transfer such Class C Certificates or such Class D Certificates or any interest therein at any time except to the Transferor or to a Person whom such transferor of the Class C Certificates or the Class D Certificates reasonably believes is a Qualified Institutional Buyer purchasing for its own account in accordance with Rule 144A to whom notice is given that the reoffer, resale, pledge or other transfer is being made in reliance on Rule 144A and after delivery of the documentation required by the Agreement and this Series Supplement, (iii) such Holder or owner is a Qualified Institutional Buyer purchasing for its own account in accordance with Rule 144A under the Securities Act and has received notice that the reoffer, resale, pledge or other transfer is being made in reliance on Rule 144A, and
(iv) such Holder or owner acknowledges that confirmations of the issuance and transfer of the Class C Certificates or the Class D Certificates will bear a legend as provided in Section 12(b) hereof.

     (j) No Class C Certificates, Class D Certificates or other interest therein may be transferred (including in the initial offering) unless the transferee shall have executed and delivered an Investment Letter and the Transferor shall have granted its prior written consent thereto.

     SECTION 13. Additional Series 1999-1 Provisions. (a) Any Issuance Supplement may include provisions granting consent, notice or other rights to the holders of the Class A Certificates or Class B Certificates issued thereunder or to an agent of such holders or imposing additional requirements upon the Transferor or the Servicer.

     (b) Section 10.1 of the Agreement shall read in its entirety as provided in the Agreement, and, in addition, the following clause (e) shall be added after clause (d) of such Section and shall be applicable only to the Series 1999-1
Certificates:

          "(e) the Servicer shall fail to promptly pay the reasonable fees and expenses of the Trustee in connection with the identification and appointment of a back-up servicer or to pay the reasonable fees and expenses of the back-up servicer in accordance with
     Section 3.4(e).".

     (c) Section 3.4 of the Agreement shall read in its entirety as provided in the Agreement, and, in addition, the following clauses (d) and (e) shall be added after clause (c) of such Section and shall be applicable only to the Series 1999-1
Certificates:

          "(d) Back-up Data.

               (i) The Servicer shall provide to the Trustee not later than the fifth Business Day of each calendar month computer readable copies of back-up data regarding the Receivables sufficient to enable the recipient of such back-up data to service the Receivables. The Trustee shall take all actions necessary to confirm that the back-up data is computer readable, and shall promptly provide a letter of receipt to the Servicer and the Insurer substantially in the form of Exhibit G confirming that such back-up data is computer readable. The Trustee shall retain such back-up data for a period of not less than three months, and may thereafter return the back-up data to the Servicer.

               (ii) After the appointment of a back-up servicer by the Trustee, the Servicer shall provide to such back-up servicer not later than the 5th Business Day of each calendar month copies of back-up data regarding the Receivables sufficient to enable the recipient of such back-up data to service the Receivables. Upon its receipt of the back-up data from the Servicer, the back-up servicer will be required to promptly perform specified computations with respect to the data and to verify the results of such computations with the Servicer. Any discrepancy in the results must be promptly reported by the Servicer to the Insurer.

          (e) The Insurer may direct the Trustee in writing to appoint a back-up servicer upon the occurrence of any of the following events: (A) the Rapid Amortization Period commences; (B) as of any Determination Date, the Quarterly Excess Spread Percentage for the related Distribution Date is less than 1%; or (C) the long-term senior debt rating of Stage Stores Inc. falls below B3 by Moody's or B- by
     Standard & Poor's or is withdrawn by either Moody's or Standard & Poor's.".

     (d) Upon the occurrence of a Servicer Default, and so long as such Servicer Default has not been remedied, the Insurer may terminate all of the rights of and obligations of the Servicer as servicer under the Agreement by written notice to the Servicer and to the Trustee and require that a Successor Servicer be appointed (which will be back-up servicer referred to above if one has been appointed).

     (e) Without the consent of the Insurer (which consent shall not be unreasonably withheld or delayed and shall not be conditioned upon the payment of any consent fee, however denominated) and, in the case of clause (i) below, notice to each Rating Agency, the Transferor, the Servicer or the Trustee, as applicable, shall not (i) reduce the numerators used to determine the Class A Fixed Allocation Percentage, the Class B Fixed Allocation Percentage, the Class C Fixed Allocation Percentage, the Class D Fixed Allocation Percentage, the Class E Fixed Allocation Percentage or the Fixed Allocation Percentage in connection with any paired Series, (ii) establish a Class E Certificate Rate that is greater than zero or amend the definition of "Carryover Class E Interest," (iii) invest in any Cash Equivalent pursuant to clause (d) of the definition of "Cash Equivalents" in the Agreement, (iv) reduce the Required Reserve Account Amount, (v) increase the percentage of Principal Receivables referred to in the proviso to clause (c) of the definition of "Eligible Receivable" in the Agreement, (vi) remove the Trustee pursuant to clause (b), (c) or (d) of Section 11.7 of the Agreement or (vii) increase the amount of Senior Facilities Costs or Mezzanine Facilities Costs that may be paid for any Interest Accrual Period.

     (f)   When  the  taking  of any action contemplated  by  the
Agreement or this Series Supplement is conditioned upon a determination from the Rating Agency then rating any Class of Certificates that such action will not cause such Rating Agency to downgrade or withdraw its rating of such Class of
Certificates, with respect to the Class D Certificates such determination shall be made without regard to the Policy by those Rating Agencies that have issued a rating of the Class D Certificates without regard to the Policy.

     (g) A copy of each notice required to be sent to the Rating Agency or required to be delivered pursuant to Section 2.5(l) or 2.7(b)(iv) of the Agreement, and a copy of each letter obtained from any Rating Agency pursuant to Section 2.8(a)(ii) of the Agreement, shall also be sent or delivered to the Insurer.

     (h) The Insurer shall have the right to (A) access any records of the Servicer to which the Trustee is given access and
(B) receive the Daily Report, in each case on the same terms as the Trustee.

     (i) The Insurer shall have the right to vote in the stead of the Class D Certificateholders on all matters set forth in the Agreement or this Series Supplement for which the Class D
Certificateholders are entitled to vote.

     (j) Any Trust Account maintained for the benefit of the Certificateholders shall also be maintained for the benefit of the Insurer, as its interests may appear.

     (k) Notwithstanding anything herein or in the Agreement to the contrary, the Holders of Series 1999-1 Certificates evidencing Undivided Interests aggregating more than 66 2/3% of the Invested Amount (and not any lesser percentage) or the Insurer may (i) direct the Transferor to accept reassignment of Receivables as set forth in Section 2.6(e) of the Agreement and
(ii)  terminate all the rights of the Servicer as  set  forth  in
Section 10.1 of the Agreement.

     (l) For the purposes of this Series only, Section 12.1(c) of the Agreement shall read in its entirety as follows:

          "(c) All principal or interest with respect to the Series 1999-1 Certificates shall be due and payable no later than the Series Termination Date with respect to such
     Series. In the event that the Invested Amount of such Series of Certificates is greater than zero on its Series Termination Date (the "Affected Series") or there are any unpaid Reimbursement Amounts, after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal to be made on such Series on such date, the Servicer will sell or cause to be sold, and the Trustee upon written direction by the Servicer will pay the proceeds to all Certificateholders (other than the Class E Certificateholders) of such Series in order of their respective seniorities, then to the Insurer the amount of any unpaid Reimbursement Amounts, and then to the Class E Certificateholders an amount of Principal Receivables and the related Finance Charge Receivables (or interests therein) up to 110% of the Invested Amount of such Series at the close of business on such date (but the amount of such Principal Receivables not to be more than an amount of Receivables equal to the sum of (1) the product of (A) the Transferor Percentage, (B) the aggregate outstanding Principal Receivables and (C) a fraction the numerator of which is the Invested Amount of such Series on such date and the denominator of which is the sum of the Invested Amounts of all Series on such Date and (2) the Invested Amount of such Series). Receivables on which the Obligor has not made the full minimum payment for the prior months shall be deemed to be in default for purposes of this Section 12.1(c) to the extent that the cash allocated to any Class of Transferor Retained Certificates of such Series pursuant to a sale under Section 12.1(c) is less than the amount that would have been allocated to the Exchangeable Transferor Certificate and the Transferor Retained Certificates had the proceeds from such sale been allocated pursuant to
     Section 4.3. The Servicer shall notify the Insurer of the proposed sale of such Receivables and shall provide the Insurer an opportunity to bid on such Receivables. The Transferor shall be permitted to purchase such Receivables in such case and shall have a right of first refusal with respect thereto to the extent of a bona fide offer by an unrelated third party or to the extent the Receivables represent Defaulted Receivables. Any proceeds of such sale in excess of such principal and interest and unpaid Reimbursement Amounts paid shall be paid to the Holder of the Exchangeable Transferor Certificate. Upon such Series Termination Date with respect to the applicable Series of Certificates, final payment of all amounts allocable to any Investor Certificates of such Series shall be made in the manner provided in Section 12.3.".

     (m) For purposes of this Series only, Section 2.5(c) of the Agreement shall read in its entirety as follows:

          "(c) Charge Account Agreements and Credit and Collection Policies. The Transferor shall comply with and perform its obligations and shall take all actions reasonably within its control to cause the Account Owners to comply with and perform their obligations under the Charge Account Agreements relating to the Accounts and the Credit and Collection Policy except insofar as any failure to comply or perform would not materially and adversely affect the rights of the Trust, the Certificateholders or the Insurer hereunder or under the Certificates. The Transferor may change, and permit the Account Owners to change, the terms and provisions of the Charge Account Agreements or the Credit and Collection Policy in any respect (including, without limitation, the reduction of the required minimum monthly payment, the calculation of the amount, or the timing, of charge offs and the periodic finance charges and other fees to be assessed thereon) only if such change (individually or taken together with all prior changes to the terms and provisions of the Charge Account Agreements or the Credit and Collection Policy) (i) would not, in the reasonable belief of the Transferor, cause, immediately or with the passage of time, a Pay Out Event to occur and
     (ii) (A) (if it owns a comparable segment of charge card accounts) is made applicable to the comparable segment of the revolving credit card accounts owned by the Transferor, if any, which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change and (B) (if it does not own such a comparable segment) will not be made with the intent to materially benefit the Transferor over the Investor Certificateholders or the Insurer or to materially adversely affect the Investor Certificateholders or the Insurer, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Transferor and an unrelated third party or by the terms of the Charge Account Agreements. If any such change (individually or taken together with all prior changes to the terms and provisions of the Charge Account Agreements or the Credit and Collection Policy made after the later of the Enhancement
     Date and the date of the last Officer's Certificate delivered pursuant to the following requirement) affects more than 10% of the Accounts, the Transferor shall not make such change effective until the Transferor has delivered an Officer's Certificate of the Transferor to the Trustee and the Insurer to the effect of clauses (i) and (ii) above.".

     (n) The Transferor and the Servicer shall not enter into any amendment to the Agreement or this Supplement pursuant to
Section 13.1(a) of the Agreement unless the Servicer shall have provided an Officer's Certificate to the Insurer to the effect that such amendment will not materially and adversely affect the interests of the Insurer or the Certificateholders (without regard to the Policy).

     (o) The Insurer shall have the right to notify the Servicer and the Trustee of any event described in Section 10.1(b) or 10.1(c) of the Agreement, and such notice shall have the same effect as a notice of such event given under the relevant Section by Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of any Series materially adversely affected by such event.

     (p) For purposes of Section 8.4 of the Agreement, the Insurer shall be an "Indemnified Party," and the Servicer shall indemnify the Insurer against the matters specified in such
Section 8.4 on the same terms as if the Insurer were named as an "Indemnified Party" directly in such Section.

     SECTION 14. Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

     SECTION 15. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     SECTION 16. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 17. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the sufficiency of this Series Supplement or for or in respect of the Preliminary Statement contained herein, all of which recitals are made solely by the Transferor.

     SECTION 18. Instructions in Writing. All instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily Report or Settlement Statement.

     SECTION 19. Provision of Information to Certificateholders. For so long as the Series 1999-1 Certificates are outstanding, the Servicer shall provide or cause to be provided to any Series 1999-1 Certificateholder and any prospective purchaser of Series 1999-1 Certificates designated by such Series 1999-1
Certificateholder, upon the request of such Series 1999-1 Certificateholder or prospective purchaser, the information required to be provided to such Series 1999-1 Certificateholder or prospective purchaser pursuant to Rule 144A(d)(4) promulgated under the Securities Act.

     SECTION 20. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Series Supplement is executed and delivered by Bankers Trust (Delaware), not individually or personally but solely as Trustee under this Series Supplement, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trustee is made and intended not as personal representations, undertakings and agreements by Bankers Trust (Delaware) but is made and intended for the purpose for binding only the Trustee and (c) under no circumstances shall Bankers Trust (Delaware) be personally liable for the payment of any indebtedness or expenses of the Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee under this Series Supplement or the other related documents.

     SECTION 21. Insurer as Third Party Beneficiary. The Insurer and its successors and assigns shall be third party beneficiaries to the provisions of this Series Supplement and the Agreement, and shall be entitled to rely upon and directly to enforce such provisions of this Series Supplement and the Agreement.

     SECTION 22. Certain Matters Relating to the Policy and the Insurer. Pursuant to the Enhancement Supplement, the Servicer and the Transferor have made representations and warranties to the Insurer as set forth therein. All of the Investor Certificateholders as of the Enhancement Date have consented to the terms of the Enhancement Supplement. After the Enhancement
Date:

     (a) Prior to 12:00 noon, Bermuda time, on the third Business Day preceding each Distribution Date, the Servicer shall determine whether there will be a Deficiency Amount on the following Distribution Date. If the Servicer determines that there will be a Deficiency Amount on the following Distribution Date, the Servicer shall complete the notice in the form set forth as an exhibit to the related Policy (the "Notice") and submit such Notice in accordance with the Policy to the Insurer no later than 3:00 p.m., Bermuda time, on such Business Day, as a claim for an Insured Payment in an amount equal to such Deficiency Amount. The Insurer shall remit or cause to be remitted to the Trustee such Deficiency Amount in accordance with the terms of the Policy. Any payment made by the Insurer under the Policy shall be applied solely to the payment of the Class D Certificates, and for no other purpose.

     (b) The Trustee shall (i) receive as attorney-in-fact of the applicable owners an Insured Payment from the Insurer and
(ii) deposit the same in the Distribution Account for distribution to the Class D Certificateholders as provided in Sections 4.12 and 4.13 hereof. All such amounts in the
Distribution Account shall remain uninvested. Any and all Insured Payments disbursed by the Trustee from claims made under the Policy shall not be considered payment by the Trust with respect to the Class D Certificates nor shall such payments discharge the obligation of the Trust with respect to the Class D Certificates and the Insurer shall become the owner of such unpaid amounts due from the Trust in respect of Insured Payments as the deemed assignee of the Class D Certificates, as hereinafter provided. The Trustee, on behalf of each Class D Certificateholder, hereby agrees for the benefit of the Insurer that it recognizes that to the extent the Insurer pays Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Class D Certificateholders, the Insurer (A) will be subrogated to the rights of the Class D Certificateholders with respect to such Insured Payment and (B) shall receive available funds in accordance with Sections 4.12 and 4.13 hereof until all such Insured Payments by the Insurer are repaid in full. To evidence such subrogation, the Transfer Agent and Registrar shall note the Insurer's rights as subrogee on the registration books maintained by the Transfer Agent and Registrar upon receipt from the Insurer of proof of payment of any Insured Payment.

     If on any Distribution Date, the Trustee or the Servicer determines that the Insurer has paid more under the Policy than is required by the terms hereof, the Trustee shall promptly return such excess to the Insurer.

     The Trustee shall keep a complete and accurate record of the amount of the Insured Payments paid into the Distribution Account. The Insurer shall have the right to inspect such record during normal business hours upon prior notice to the Trustee.

     (d) Upon written direction from the Servicer, the Trustee shall transfer funds deposited into the Interest Funding Account for the purpose of paying Insurance Premiums and any Reimbursement Amounts during any Monthly Period to the Insurer by wire transfer of immediately available funds at such account as the Insurer shall from time to time designate in accordance with the Insurance Agreement.
                 [Signatures Follow]


     IN  WITNESS  WHEREOF, the Transferor, the Servicer  and  the
Trustee have caused this Series 1999-1 Supplement to be duly executed by their respective officers as of the day and year first above written.


                     SRI Receivables Purchase Co., Inc.,
                     Transferor


                     By: /s/ Charles M. Sledge
                       Name: Charles M. Sledge
                       Title: Senior Vice President


                     Specialty Retailers, Inc., Servicer


                     By: /s/ James A. Marcum
                     Name: James A. Marcum
                     Title: Vice Chairman/Chief Financial Officer


                     Bankers Trust (Delaware), not in its
                     individual capacity but solely as Trustee


                     By: /s/ Patricia M.F. Russo
                       Name: Patricia M.F. Russo
                       Title: Attorney in Fact
                                              Exhibit A

        [FORM OF CLASS E INVESTOR CERTIFICATE]

     THIS CERTIFICATE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW AND THE ADDITIONAL CONDITIONS TO TRANSFER SPECIFIED IN THE AGREEMENT REFERRED TO BELOW SHALL HAVE BEEN SATISFIED.

     EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF SRI RECEIVABLES PURCHASE CO., INC. THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA,
(II)  A  PLAN  DESCRIBED IN SECTION 4975(E)(1)  OF  THE  INTERNAL
REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

No. ___                                       $________

             SRI RECEIVABLES MASTER TRUST
   FLOATING RATE CLASS E CERTIFICATE, SERIES 1999-1

     Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit card accounts generated or to be generated by certain subsidiaries (collectively, the "SRI Subsidiaries") of Specialty Retailers, Inc. ("SRI" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

     (Not  an  interest  in  or  a  recourse  obligation  of  SRI
Receivables Purchase Co., Inc., SRI or any affiliate of either of them.)

     This certifies that SRI Receivables Purchase Co., Inc. (the "Certificateholder") is the registered owner of a fractional undivided interest in the SRI Receivables Master Trust (the "Trust") issued pursuant to the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 1, 1999 (the "Pooling and Servicing Agreement"; such term to include any amendment or Supplement thereto) by and between SRI Receivables Purchase Co., Inc., as Transferor (the "Transferor"), SRI as the Servicer, and Bankers Trust (Delaware), as Trustee (the "Trustee"), and the Series 1999-1 Supplement, dated as of November 9, 1999 (the "Series 1999-1 Supplement"), among the Transferor, SRI as Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1999-1 Supplement, is herein referred to as the "Agreement." The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

     This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a Series of Certificates entitled "SRI Receivables Master Trust Floating Rate Class E Certificates, Series 1999-1" (the "Class E Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

     By acceptance of this Certificate or any interest herein, each Class E Certificateholder agrees that it shall in no event permit the Class E Certificates or any interest therein to be transferred, sold, exchanged, pledged, participated or otherwise assigned hereunder, in whole or in part, except under the conditions specified in the Series 1999-1 Supplement.

     No   principal   will   be   payable   to   the   Class    E
Certificateholders until the Class E Principal Payment Commencement Date, which is the Distribution Date either on or following the Distribution Date on which the Class D Invested Amount had been paid in full. No principal will be payable to the Class E Certificateholders until all principal payments have first been made to the Class A Certificateholders and then on and after the Class B Principal Payment Commencement Date, after all principal payments have been made to the Class B Certificateholders, then on and after the Class C Principal Payment Commencement Date, after all principal payments have been made to the Class D Certificateholders and then on and after the Class D Principal Payment Commencement Date, after all payments have been made to the Class D Certificateholders.

     Interest will accrue on the unpaid principal amount of the Class E Certificates at a per annum rate equal to 0.00% per annum or such other rate designated by the Transferor with the approval of each Rating Agency (the "Class E Certificate Rate").

     Subject to the Agreement, payments of principal are limited to the unpaid Class D Invested Amount of the Class E Certificates, which may be less than the unpaid balance of the Class E Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class E Certificates is due and payable no later than the [__________] Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Series Termination Date"). After the Series Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class E Certificates. In the event that the Class E Invested Amount is greater than zero on the Series Termination Date, the Trustee shall sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount, the Class D Invested Amount and the Class E Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B
Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates, then to the Class D
Certificateholders pro rata in final payment of the Class D Certificates and finally to the Class E Certificateholders pro rata in final payment of the Class E Certificates.

     It is expressly understood and agreed by the parties hereto that (a) this Certificate is executed and delivered by Bankers Trust (Delaware), not individually or personally but solely as Trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Trustee is made and intended not as personal representations, undertakings and agreements by Bankers Trust (Delaware) but is made and intended for the purpose for binding only the Trustee and (c) under no circumstances shall Bankers Trust (Delaware) be personally liable for the payment of any indebtedness or expenses of the Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee under this Certificate.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

     IN   WITNESS   WHEREOF,  the  Transferor  has  caused   this
Certificate to be duly executed under its official seal.

                     SRI Receivables Purchase Co., Inc.,
                     Transferor


                     By:
                       Name:
                       Title:


            CERTIFICATE OF AUTHENTICATION

          This is one of the Class E Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

Date:  November 9, 1999  bankers Trust (Delaware), not in its individual capacity but solely as Trustee



     By:_____________________________________
Authorized Signatory



                                              Exhibit B

     [Form of ]Monthly Class D Certificateholders' Statement

           SRI RECEIVABLES MASTER TRUST, SERIES 1999-1
                  Month Ending __________, ____

This document shall be a supplement to the Monthly Certificateholders' Statement, the form of which is included as Exhibit C to the Series 1999-1 Supplement, and shall include the following supplemental information for the immediately preceding Monthly Period and the related Distribution Date:

Class D Certificates
     Class D Invested Amount                 $_________
     Class D Investor Default Amount         $_________
     Class D Uncovered Dilution Amount       $_________
     Other Reductions of Class D Invested Amount$_________
     Class D Floating Allocation Percentage       ____%

Spread Account
     Available Spread Account Amount         $_________
     Investment Earnings                     $_________
     Required Spread Account Amount          $_________
     Spread Account Deficiency               $_________

     Spread Account Percentage                    ____%
     Quarterly Excess Spread Percentage           ____%
     Excess Spread Percentage                     ____%

Withdrawals from Spread Account
To Class D Investors:
     Interest Deficiency                     $_________
     Reimbursement of Reduction of
       Class D Investor Principal Balance    $_________
     Class D Investor Default Amount
       or Class D Uncovered Dilution Amount  $_________

     To Spread Account Residual Interest Holders:
     Excess of Spread Account Amount over
       Required Spread Account Amount        $_________
     Investment Earnings                     $_________

Insured Payment                                   $________

Unreimbursed Insured Payment                      $________

                                                        Exhibit C

          Form of Monthly Certificateholders' Statement
                            [To Come]

                                              Exhibit D

                      FORM OF CONFIRMATION

                      Bankers Trust Company

                         4 Albany Street
                    New York, New York 10006


[Purchaser]
[Address]
Tax ID:

                      TRANSACTION STATEMENT

This statement serves to confirm your account position maintained on books of Bankers Trust Company as Transfer Agent and Registrar for:

ISSUE:    SRI Receivables Master Trust, Series 1999-1

ISSUE ID: [Class C][Class D] Certificates, Series 1999-1


HOLDER AS OF DATE   PRINCIPAL AMOUNT




                    SRI RECEIVABLES MASTER TRUST

     By:  BANKERS TRUST COMPANY,
          as Transfer Agent and Registrar


          Name:          Title:

SEE ATTACHED INFORMATION REGARDING CERTAIN PROVISIONS REGARDING
RESTRICTIONS ON TRANSFERS OF THE CLASS C CERTIFICATES AND THE
CLASS D CERTIFICATES.

THIS  STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEE
AS  OF  THE TIME OF ITS ISSUANCE. DELIVERY OF THIS STATEMENT,  OF
ITSELF,  CONFERS  NO RIGHTS ON THE RECIPIENT. THIS  STATEMENT  IS
NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.


                  SRI RECEIVABLES MASTER TRUST
              CONFIRMATION OF ISSUANCE AND TRANSFER
                               OF
                CLASS C AND CLASS D FLOATING RATE
            ASSET BACKED CERTIFICATES, SERIES 1999-1


THIS STATEMENT IS MERELY A STATEMENT OF CERTAIN PROVISIONS REGARDING RESTRICTIONS ON TRANSFER OF THE CLASS C CERTIFICATES AND THE CLASS D CERTIFICATES. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.


EACH PURCHASER AND HOLDER OF A CLASS C CERTIFICATE OR CLASS D CERTIFICATE REPRESENTS AND WARRANTS FOR THE BENEFIT OF SRI RECEIVABLES PURCHASE CO., INC. AND SPECIALTY RETAILERS, INC., [ADD THE FOLLOWING WITH RESPECT TO CLASS D CERTIFICATES ONLY] [AND R.V.I. GUARANTY CO., LTD.] THAT SUCH PURCHASER OR HOLDER EITHER (A) IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN
SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN OR OTHER ARRANGEMENT (INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN) THAT IS SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (III) A "BENEFIT PLAN INVESTOR" (AS DEFINED IN UNITED STATES DEPARTMENT OF LABOR ("DOL") REGULATION SECTION 2510.3-101) OR (B) IS AN INSURANCE COMPANY ACTING ON BEHALF OF ITS GENERAL ACCOUNT AND (I) ON THE DATE IT ACQUIRES A CLASS C CERTIFICATE OR A CLASS D CERTIFICATE, LESS THAN 25% OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS DETERMINED BY SUCH INSURANCE COMPANY) CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF TITLE I OF ERISA OR
SECTION 4975 OF THE CODE, (II) IF AFTER THE INITIAL ACQUISITION OF THE CLASS C CERTIFICATES OR CLASS D CERTIFICATES, DURING ANY CALENDAR QUARTER 25% OR MORE OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS DETERMINED BY SUCH INSURANCE COMPANY) CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE AND NO EXEMPTION OR EXCEPTION FROM THE PROHIBITED TRANSACTION RULES APPLIES TO THE CONTINUED HOLDING OF THE CLASS C CERTIFICATES OR CLASS D CERTIFICATES UNDER SECTION 401(c) OF ERISA AND FINAL REGULATIONS THEREUNDER OR AN EXEMPTION OR REGULATION ISSUED BY THE DOL UNDER ERISA, THEN SUCH INSURANCE COMPANY WILL DISPOSE OF ALL OF THE CLASS C CERTIFICATES AND CLASS D CERTIFICATES THEN HELD IN ITS GENERAL ACCOUNT BY THE END OF THE NEXT FOLLOWING CALENDAR QUARTER, AND (III) ON THE DATE IT ACQUIRES THE CLASS C CERTIFICATES OR CLASS D CERTIFICATES AND THROUGHOUT THE PERIOD THAT IT HOLDS THEM IT MEETS ALL THE REQUIREMENTS OF AND IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PTCE 95-60.

THE CLASS C CERTIFICATES AND THE CLASS D CERTIFICATES MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THE CLASS C CERTIFICATES OR THE CLASS D CERTIFICATES BE MARKETED, ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF)" WITHIN THE MEANING OF SECTION 7704(b)(2) OF THE CODE AND ANY TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS C CERTIFICATES OR THE CLASS D CERTIFICATES, AS APPLICABLE, ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS C CERTIFICATES OR THE CLASS D CERTIFICATES, AS APPLICABLE AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.


THE CLASS C CERTIFICATES AND THE CLASS D CERTIFICATES [ADD THE FOLLOWING TO THE CLASS D CERTIFICATES ONLY] [AND THE POLICY] HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF A CLASS C CERTIFICATE OR A CLASS D CERTIFICATE, BY PURCHASING A CLASS C CERTIFICATE OR A CLASS D CERTIFICATE, AGREES THAT SUCH CERTIFICATES MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY TO THE TRANSFEROR OR PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT, IN ACCORDANCE WITH RULE 144A, WHOM THE HOLDER OF SUCH CERTIFICATE HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND AFTER DELIVERY OF THE DOCUMENTATION REQUIRED BY THE AGREEMENT AND THE SERIES 1999-1 SUPPLEMENT. EACH OWNER OF A CLASS C CERTIFICATE OR A CLASS D CERTIFICATE BY ACCEPTING A DIRECT OWNERSHIP INTEREST IN OR A BENEFICIAL INTEREST IN A SUCH CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT. THE CLASS C CERTIFICATES AND THE CLASS D CERTIFICATES WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE AGREEMENT AND THE SERIES 1999-1 SUPPLEMENT HAVE BEEN COMPLIED WITH. THE CLASS C CERTIFICATES AND THE CLASS D CERTIFICATES MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF THE TRANSFEROR AND UNLESS AND UNTIL THE TRUSTEE AND THE TRANSFEROR SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED BY THE AGREEMENT AND THE SERIES 1999-1 SUPPLEMENT.

THE CLASS C CERTIFICATES AND THE CLASS D CERTIFICATES ARE ALSO SUBJECT TO RESTRICTIONS ON THE PURCHASE, OWNERSHIP AND DISPOSITION OF SUCH SECURITIES OR ANY INTEREST THEREIN, INCLUDING THE CONSENT OF THE TRANSFEROR AND THE DELIVERY OF AN INVESTOR REPRESENTATION LETTER. SUCH RESTRICTIONS ARE SET FORTH IN THE AGREEMENT AND THE SERIES 1999-1 SUPPLEMENT, COPIES OF WHICH ARE AVAILABLE FROM THE TRUSTEE.

                                              EXHIBIT E

                    FORM OF TRANSFER REQUEST


                    REGISTRATION OF TRANSFER
                     Dated __________, ____


ISSUER INFORMATION:

Name:          SRI RECEIVABLES MASTER TRUST



Address:  c/o Bankers Trust Company,
             as Trustee and as Transfer Agent and Registrar
          4 Albany Street
          New York, New York 10006
          Attention: Corporate Trust and Agency Group


REGISTERED OWNER INFORMATION

Name:

Address:


                TRANSFER INSTRUCTION:

     You are hereby instructed to register a transfer of the following securities in the manner indicated:

     1.   Transferred Interest:

          (a)  Type of Interest: Class [C][D] Floating Rate Asset
               Backed Certificates, Series 1999-1

          (b)  Principal Amount to be Transferred:
               $______________

          (c)  Name of Issuer: SRI RECEIVABLES MASTER TRUST

          (d)  Issuer's jurisdiction of organization: New York


     2. Transfer Instructions: You are instructed by the undersigned Registered Owner, to transfer the above described securities in the principal amount specified above to _______ (the "Transferee") as indicated below, who upon such transfer shall be the Registered Holder of such interests, with all rights incident thereto.

     Payment Instructions:

     The Taxpayer Identification Number of the Transferee is:

     You are further instructed promptly to inform the Transferor of this proposed Registration of Transfer and to request the Transferor's consent to such Transfer pursuant to Section 12 of the Series 1999-1 Supplement. All notices and communications to the Transferee in connection with this Transfer should be sent to:

     Name:
     Address:


     3.   Warranties: The undersigned hereby warrants that:

          (a) It is an appropriate entity to originate this instruction;

          (b) It is entitled to effect the instruction hereby given, and

          (c)  Its Taxpayer Identification Number is:

     4. Authentication: In witness of this Instruction to Register Transfer, the undersigned Registered Owner has executed this instruction as of the ____ day of __________, ____.


                              By:


                                              EXHIBIT F


              FORM OF INVESTMENT LETTER


Bankers Trust Company
4 Albany Street, 10th Floor
New York, NY 10006
Attention:     Corporate Trust and Agency Group

SRI Receivables Purchase Co., Inc.
10201 Main Street
Houston, TX  77025
Attention:     Treasurer

[Add Insurer address for Class D Certificates]


                        [Date]

          Re:  SRI RECEIVABLES MASTER TRUST, Series 1999-1
               Purchase of Class    Certificates/1

Ladies and Gentlemen:

     This letter (the "Investment Letter") is delivered by the undersigned (the "Purchaser") pursuant to the Series 1999-1
Supplement, dated as of ______________, 1999 (the "Series Supplement"), by and among SRI Receivables Purchase Co., Inc., a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"), Specialty Retailers, Inc., a corporation organized and existing under the laws of Texas, as Servicer (the "Servicer"), and Bankers Trust (Delaware), a banking corporation organized and existing under the laws of the State of Delaware, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee") under the Second Amended and Restated Pooling and Servicing Agreement dated as of __________, 1999 (the "Agreement"), among the Transferor, the Servicer and the Trustee. Capitalized terms used herein without definition shall have the meanings provided in the Agreement or the Series Supplement.

     The Purchaser hereby represents, warrants and covenants to the Transferor as follows:

     The Purchaser represents and warrants that it understands that the Certificates referenced in the caption above (the "Purchased Certificates") [add the following with respect to the Class D Certificates only][and the Policy] (i) have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state or other applicable securities law, and (ii) are being offered only in a transaction not involving a public offering within the meaning of the Securities Act and may not be offered, sold or otherwise transferred unless registered pursuant to, or exempt from registration under, the Securities Act and any other applicable securities law.

     The   Purchaser  represents  and  warrants  that  it  is   a
"qualified  institutional buyer" (as defined in Rule 144A  ("Rule
     144A") under the Securities Act), that it is aware that the offer and sale of the Purchased Certificates to it are being made in reliance on Rule 144A and that it is purchasing the Purchased Certificates for its own account.

     The Purchaser represents, warrants and covenants that it will not offer, sell, convey, assign, hypothecate, pledge, participate or otherwise transfer (each, a "Transfer") the Purchased Certificates or any interest therein at any time except
(i) to the Transferor or (ii) pursuant to Rule 144A to a person whom the Transferor reasonably believes is a qualified institutional buyer within the meaning of Rule 144A purchasing for its own account, in accordance with Rule 144A, whom the Transferor has informed that the Transfer is being made in reliance on Rule 144A.

     The Purchaser represents, warrants and covenants that either
(a) it is not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that is subject to the provisions of Title I of ERISA, (ii) a plan or other arrangement (including an individual retirement account or Keogh plan) that is subject to
Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or (iii) an entity whose underlying assets include "plan assets" by reason of any such plan's investment in the entity and the application of United States Department of Labor ("DOL") Regulation Section 2510.3-101 or (b) it is an insurance company acting on behalf of its general account and (i) on the date it acquires the Purchased Certificates, less than 25% of the assets of such general account (as determined by such insurance company) constitute "plan assets" for purposes of Title I of ERISA or Section 4975 of the Code, (ii) if, after the initial acquisition of the Purchased Certificates, during any calendar quarter 25% or more of the assets of such general account (as determined by such insurance company) constitute "plan assets" for purposes of Title I of ERISA or Section 4975 of the Code and no exemption or exception from the prohibited transaction rules applies to the continued holding of the Purchased Certificates under Section 401(c) of ERISA and final regulations thereunder or an exemption or regulation issued by the DOL under ERISA, then such insurance company will dispose of all of the Purchased Certificates then held in its general account by the end of the next following calendar quarter and (iii) on the date it acquires the Purchased Certificates and throughout the period that it holds them it meets all the requirements of and is eligible for exemptive relief under Part I of PTCE 95-60.

     The Purchaser represents, warrants and covenants that no Purchased Certificates or any interest therein may be Transferred to any Person unless such Person has executed and delivered the Investment Letter to the Transferor and the Trustee and the Transferor has granted its prior written consent to such Transfer.

     The Purchaser certifies, represents and warrants to the Transferor, the Servicer, and the Trustee [add the following with respect to the Class D Certificates only] [and the Insurer] that it is either (A)(i) a citizen or resident of the United States,
(ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof which, if such entity is a tax-exempt entity, recognizes that payments with respect to the Purchased Certificates may constitute unrelated business taxable income or (iii) an entity not described in (ii) whose ownership of the Purchased Certificates is effectively connected with its conduct of a trade or business within the United States (within the meaning of the Code) or (B)(i) an estate, the income of which is includible in gross income for United States Federal income tax purposes, regardless of its source, or (ii) a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or if the trust has made an election to be treated as a U.S. person. The Purchaser represents, warrants and covenants that upon its purchase or the transfer to it of a Purchased Certificate and prior to the date on which the first interest payment on the
Purchased Certificates is due to the Purchaser, it will provide to the Servicer and the Trustee (i) if the Purchaser is created or organized in or under the laws of a jurisdiction outside the United States, two duly completed copies of United States Internal Revenue Service Form 4224 or new Form W-8ECI or any successor applicable or required forms, (ii) a duly completed copy of United States Internal Revenue Service Form W-9 or any successor applicable or required forms, and (iii) such other forms and information as may be required to confirm the availability of any applicable exemption from United States Federal, state or local withholding taxes. The Purchaser agrees to provide to the Servicer and the Trustee like additional subsequent duly completed forms satisfactory to the Servicer and the Trustee on or before the date that any such form expires or becomes obsolete, or upon the occurrence of any event requiring an amendment, resubmission or change in the most recent form previously delivered by it, and to provide such extensions or renewals as may be reasonably requested by the Servicer or the Trustee.

     The Purchaser certifies, represents and warrants that as of the date hereof (a) its ownership of the Purchased Certificates will not result in any withholding obligation with respect to any payments with respect to the Purchased Certificates with respect to any Person, and (b) unless otherwise consented to by the Transferor, if the Purchaser is incorporated or organized under the laws of a jurisdiction outside the United States, it has (x) a rating of "BBB" or better from Fitch IBCA, Inc. or "Baa2" or better from Moody's Investors Service, Inc. and (y) balance sheet assets at least $100 million of which are effectively connected with its conduct of a trade or business in the United States within the meaning of the Code.

     The Purchaser represents, warrants and covenants that it has not acquired any interest in the Purchased Certificates, and shall not Transfer any interest in the Purchased Certificates or cause any such interest to be marketed, on or through (i) an "established securities market" within the meaning of Section 7704(b)(1) of the Code and any Treasury Regulations thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704(b) (2) of the Code and any Treasury Regulations thereunder, including a market wherein interests in the Purchased Certificates are regularly quoted by any Person making a market in such interests and a market wherein any Person regularly makes available bid or offer quotes with respect to interests in the Purchased Certificates and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others.

     The Purchaser represents, warrants and covenants that it is not, and will not become, a partnership, an "S corporation" or a grantor trust, in each case, as described in the Code. In the event of any breach of the representation, warranty and covenant of the Purchaser that such Purchaser shall remain classified as other than a partnership, an S corporation or a grantor trust, such Purchaser shall (i) notify the Transferor promptly upon such Purchaser's becoming aware of such breach, and thereupon the Purchaser hereby agrees to use reasonable efforts to procure a replacement investor not so affected that is acceptable to the Transferor to replace such affected Purchaser, and (ii) take all actions necessary to permit a replacement investor to succeed to its rights and obligations under the Agreement and the Supplement. The Purchaser hereby acknowledges that the portion of the Tax Opinion to the effect that the Trust will not be treated as a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the certifications described above.

     The Purchaser represents and warrants that it understands that the Purchased Certificates will be uncertificated securities and will not be represented by any certificate and will not be held through The Depository Trust Company or any other depositary or clearing corporation.

     The Purchaser hereby notifies the Paying Agent that all distributions of principal and interest on the Purchased Certificates to the Purchaser shall be made by wire transfer to its account specified in Schedule 1, or to such other account as it shall specify in writing to the Paying Agent in accordance with the Supplement.

                      Very truly yours,


                         (type name of Purchaser above)


                      By:
                         Name:
                         Title:


                      SCHEDULE I

Name of Purchaser:

Principal Amount of Purchased Certificates:

     (i)  All   payments  on  or  in  respect  of  the  Purchased
          Certificates shall be made by wire transfer to:

               Bank:
               ABA #:
               Account #:
               For further credit to Account #:
               Ref:

     (ii) Address for all notices in respect of payment:



     (iii)     Address for all other communications:



     (iv) Taxpayer ID #:


                                                        EXHIBIT G

                     FORM OF RECEIPT LETTER

Specialty Retailers, Inc.
10201 Main Street
Houston, Texas 77025
Attention: Treasurer

CNA Guaranty & Credit
40 Wall Street, 8th Floor
New York, New York 10005
Attention: John P. Verel

Ladies and Gentlemen:

Please refer to the Series 1999-1 Supplement, dated as of November 9, 1999 and amended as of December 8, 1999 (the "Supplement"), among SRI Receivables Purchase Co., Inc., as Transferor, Specialty Retailers, Inc., and Bankers Trust (Delaware), as Trustee. Capitalized terms used and not otherwise defined herein are used as defined in the Supplement or, if not defined therein, as defined in the Agreement referred to in the Supplement.

This is to confirm that:

(a) We received a computer file from the Servicer on the date specified below, which the Servicer identified in its transmittal letter as containing computer readable copies of back-up data regarding the Receivables sufficient to enable the recipient of such back-up data to service the Receivables.

          Date of receipt: ____________________

(b) We have opened the file on our computer system and confirmed that it was computer readable.

We are holding the file in accordance with the terms of Section 3.4(d) of the Agreement.

     We have made no investigation as to the content of the file and make no representation as to the compliance thereof with the requirements listed in the Agreement. Bankers Trust (Delaware) shall incur no liability in connection with the file referred to herein.

                         Very truly yours,



                         BANKERS  TRUST (DELAWARE),  not  in  its
individual capacity but solely as Trustee

                         By:
_____________________________________
                         Name:___________________________________
                         Title:__________________________________
__
_______________________________
1/Insert appropriate Class of Certificate